                              THE BERGER IPT FUNDS

                            [WOODED HILLSIDE PHOTO]

                                   PROSPECTUS

                                  May 1, 1999

                                            BERGER IPT-SMALL COMPANY GROWTH FUND
                                                             BERGER IPT-100 FUND
                                              BERGER/BIAM IPT-INTERNATIONAL FUND
                                               BERGER IPT-GROWTH AND INCOME FUND

The Securities and Exchange Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Like all mutual funds, an investment in the Berger IPT Funds is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. There is no guarantee that the Funds will meet their investment goals, and although you have the potential to make money, you could also lose money in the Funds.

BERGER IPT-SMALL COMPANY GROWTH FUND, BERGER IPT-100 FUND, BERGER IPT-GROWTH AND INCOME FUND and THE BERGER MOUNTAIN LOGO are registered trademarks of Berger Associates, Inc.; BERGER/BIAM IPT-INTERNATIONAL FUND is a trademark of Berger Associates, Inc.; and other marks referred to herein are the trademarks or registered trademarks of the respective owners thereof.

                                    CONTENTS

    THE BERGER IPT FUNDS are no-load mutual funds. A mutual fund pools money from shareholders and invests in a portfolio of securities. Each of the following sections introduces a Fund, its goal(s), principal investment strategies and principal risks. They also contain expense and performance information.

                                                                                  PAGE
                                                                                  -----
BERGER IPT-SMALL COMPANY GROWTH FUND-REGISTERED TRADEMARK-......................     2
BERGER IPT-100 FUND-REGISTERED TRADEMARK-.......................................     4
BERGER/BIAM IPT-INTERNATIONAL FUND-TM-..........................................     6
BERGER IPT-GROWTH AND INCOME FUND-REGISTERED TRADEMARK-.........................     9

INVESTMENT TECHNIQUES, SECURITIES AND ASSOCIATED RISKS
Risk and Investment Table.......................................................    13
Risk and Investment Glossary....................................................    14

BUYING AND SELLING (REDEEMING) SHARES...........................................    16
Fund Share Price................................................................    16
Other Information...............................................................    16
Distributions and Taxes.........................................................    17

ORGANIZATION OF THE FUNDS
Investment Managers.............................................................    17

FINANCIAL HIGHLIGHTS FOR THE FUNDS
Berger IPT-Small Company Growth Fund............................................    21
Berger IPT-100 Fund.............................................................    22
Berger/BIAM IPT-International Fund..............................................    23
Berger IPT-Growth and Income Fund...............................................    24

    You may not invest in shares of the Funds directly. You may invest in shares of the Funds only by purchasing a variable annuity or variable life insurance contract from a participating insurance company. A participating insurance company is one that has arranged to make the Funds available as an investment option under their variable insurance contracts. You may also invest in shares of the Funds if you participate in a qualified retirement plan and your employer has arranged to make one or more of the Funds available as an investment option under that plan.

BERGER IPT-SMALL COMPANY GROWTH FUND

[ICON]  THE FUND'S GOAL

        The Fund aims for capital appreciation. In pursuing that goal, the Fund primarily invests in the common stocks of small companies with the potential for rapid earnings growth.

[ICON]  PRINCIPAL INVESTMENT STRATEGIES

        The Fund's stock selection focuses on companies that either occupy a dominant position in an emerging industry or have a growing market share in a larger, fragmented industry.

    The Fund's investment manager generally looks for companies with:

    - Strong entrepreneurial management with proven track records

    - A catalyst for rapid earnings growth, such as new products, ideas or plans to enter new markets

    - Relatively strong balance sheets.

    Under normal circumstances, the Fund invests at least 65% of its assets in equity securities of companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Index (Russell 2000). This average is updated monthly. The Fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation.

[ICON]  PRINCIPAL RISKS

        You may be interested in the Fund if you are comfortable with above-average risk and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and anticipated events. As a result, the price of the Fund's investments may go down and you could lose money on your investment.

    The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies. Occasionally, small company securities may underperform as compared to the securities of larger companies. They may also pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. The Fund's investments are often focused in a small number of business sectors.

    See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

[ICON]  THE FUND'S PAST PERFORMANCE

        The information below shows the Fund's performance for the periods indicated through December 31, 1998. These returns include reinvestment of all dividends and capital gains distributions and reflect Fund expenses. They do not, however, reflect charges and expenses deducted by your particular variable insurance contract or retirement plan. Therefore, they should only be considered along with the total return information provided by your contract or plan that reflects those charges and expenses. As with all mutual funds, past performance does not guarantee future results.

YEAR-BY-YEAR TOTAL RETURN

    Year-by-year returns show you how the Fund's performance has varied by illustrating the differences for each full calendar year since the Fund began.

YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

97            21.21%
98             1.87%

                      Best quarter:    12/31/98    23.35%
                      Worst quarter:    9/30/98    -26.82%

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 1998

    Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared with the Russell 2000. While the Fund does not seek to match the returns of the Russell 2000, this index is a good indicator of small company stock market performance. You may not invest in the Russell 2000 and unlike the Fund, it does not incur fees or charges.

                                           LIFE OF THE
                                              FUND
                               1 YEAR     (MAY 1, 1996)
The Fund                          1.87%         8.01%
Russell 2000                     -2.55%         8.87%

[ICON]  FUND EXPENSES

        The Fund does not impose charges on the sale or redemption of Fund shares. However, you bear indirectly Annual Fund Operating Expenses, which vary from year to year.

                    ANNUAL FUND OPERATING EXPENSES
                (deducted directly from the Fund)

Management Fee..............................................        .90%
Other Expenses..............................................       1.29%
                                                              ---------
TOTAL ANNUAL FUND OPERATING EXPENSES........................       2.19%
FEE WAIVER AND REIMBURSEMENT (1)............................      (1.04)%
                                                              ---------
NET EXPENSES................................................       1.15%

1. Under a written contract, the Fund's investment advisor waives its fee and reimburses the Fund to the extent that, at any time during the life of the Fund, the Fund's annual operating expenses exceed 1.15%. The contract may not be terminated or amended except by a vote of the Fund's Board of Trustees.

UNDERSTANDING EXPENSES

    Annual Fund operating expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees and administrative costs such as recordkeeping and reports and custodian and pricing services. They do not include any charges or expenses deducted by your variable insurance contract or retirement plan. Refer to your variable contract prospectus or retirement plan documents for an explanation of those charges and expenses.

EXAMPLE COSTS

    The following example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

    - $10,000 initial investment

    - 5% total return for each year

    - Fund operating expenses remain the same for each period

    - Redemption after the end of each period

    Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions your costs at the end of each period would be:

YEARS                                           $
------------------------------------------  ---------
One.......................................        117
Three.....................................        365
Five......................................        633
Ten.......................................      1,398

BERGER IPT-100 FUND

[ICON]  THE FUND'S GOAL

        The Fund aims for long-term capital appreciation. In pursuing that goal, the Fund primarily invests in the common stocks of established companies with the potential for strong earnings growth.

[ICON]  PRINCIPAL INVESTMENT STRATEGIES

        Stock selection focuses on companies believed to have good earnings growth potential regardless of the company's size.

    The Fund's investment manager generally looks for companies with:

    - Potential to increase earnings consistently and which reinvest their profits rather than pay dividends

    - Reasonably priced securities which are well-positioned in growing, under-penetrated or fragmented industries or sectors

    - Strong, capable management teams and conservatively financed balance sheets.

    The Fund may sometimes take substantial positions in convertible securities, preferred stocks, corporate bonds, government securities or other short-term investments. The Fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation. The Fund's investment manager has in the past and may in the future actively trade the portfolio in pursuit of the Fund's goal. Due to this, the annual portfolio turnover rate may be higher than other funds.

[ICON]  PRINCIPAL RISKS

        You may be interested in the Fund if you are comfortable with the risks of equity investing and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and anticipated events. As a result, the price of the Fund's investments may go down and you could lose money on your investment.

    The Fund's investments may focus in a small number of business sectors. In addition, higher turnover rates may result in higher brokerage costs to the Fund.

    See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

[ICON]  THE FUND'S PAST PERFORMANCE

        The information below shows the Fund's performance for the periods indicated through December 31, 1998. These returns include reinvestment of all dividends and capital gain distributions and reflect Fund expenses. They do not, however, reflect charges and expenses deducted by your particular variable insurance contract or retirement plan. Therefore, they should only be considered along with the total return information provided by your contract or plan that reflects those charges and expenses. As with all mutual funds, past performance does not guarantee future results.

YEAR-BY-YEAR TOTAL RETURN

    Year-by-year returns show you how the Fund's performance has varied by illustrating the differences for each full calendar year since the Fund began.

YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

97            13.76%
98            16.29%

                      Best quarter:    12/31/98    29.72%
                      Worst quarter:    9/30/98    -19.09%

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 1998

    Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared with the Standard & Poor's 500 Index (S&P 500). While the Fund does not seek to match the returns of the S&P 500, this index is a good indicator of general stock market performance. You may not invest in the S&P 500 and unlike the Fund, it does not incur fees or charges.

                                          LIFE OF THE
                                             FUND
                               1 YEAR    (MAY 1, 1996)
The Fund                         16.29%       12.65%
S&P 500                          28.60%       28.92%

[ICON]  FUND EXPENSES

        The Fund does not impose charges on the sale or redemption of Fund shares. However, you bear indirectly Annual Fund Operating Expenses, which vary from year to year.

                    ANNUAL FUND OPERATING EXPENSES
                (deducted directly from the Fund)

Management Fee..............................................        .75%
Other Expenses..............................................       2.13%
                                                              ---------
TOTAL ANNUAL FUND OPERATING EXPENSES........................       2.88%
FEE WAIVER AND REIMBURSEMENT (1)............................      (1.88)%
                                                              ---------
NET EXPENSES................................................       1.00%

1. Under a written contract, the Fund's investment advisor waives its fee and reimburses the Fund to the extent that, at any time during the life of the Fund, the Fund's annual operating expenses exceed 1.00%. The contract may not be terminated or amended except by a vote of the Fund's Board of Trustees.

UNDERSTANDING EXPENSES

    Annual Fund operating expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees and administrative costs such as recordkeeping and reports and custodian and pricing services. They do not include any charges or expenses deducted by your variable insurance contract or retirement plan. Refer to your variable contract prospectus or retirement plan documents for an explanation of those charges and expenses.

EXAMPLE COSTS

    The following example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

    - $10,000 initial investment

    - 5% total return for each year

    - Fund operating expenses remain the same for each period

    - Redemption after the end of each period

    Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions your costs at the end of each period would be:

YEARS                                           $
------------------------------------------  ---------
One.......................................        102
Three.....................................        318
Five......................................        552
Ten.......................................      1,225

BERGER/BIAM IPT-INTERNATIONAL FUND

[ICON]  THE FUND'S GOAL

        The Fund aims for long-term capital appreciation. In pursuing that goal, the Fund primarily invests in a portfolio consisting of common stocks of well-established foreign companies.

[ICON]  PRINCIPAL INVESTMENT STRATEGIES

        The Fund's investment manager first identifies economic and business themes that it believes provide a favorable framework for selecting stocks. Using fundamental analysis, the investment manager then selects individual companies best positioned to take advantage of opportunities presented by these themes.

    The Fund's investment manager generally looks for companies with:

    - Securities that are fundamentally undervalued relative to their long-term prospective earnings growth rates, their historic valuation levels and their competitors

    - Business operations predominantly in well-regulated and more stable foreign markets

    - Substantial size and liquidity, strong balance sheets, proven management and diversified earnings.

    The Fund invests primarily in common stocks with 65% of its total assets in securities of companies located in at least five different countries outside the United States. Recently, the Fund has been weighted toward countries in Western Europe, Australia and the Far East. However, it may also invest in other foreign countries, including developing countries. A majority of the Fund's assets are invested in mid-sized to large capitalization companies. The Fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation.

[ICON]  PRINCIPAL RISKS

        You may be interested in the Fund if you are comfortable with the risks of international investing and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and anticipated events. As a result, the price of the Fund's investments may go down and you could lose money on your investment. There are additional risks with investing in foreign countries, especially in developing countries -- specifically, economic, currency, information, political and transaction risks. As a result of these additional risks, the Fund may be more volatile than a domestic stock fund. In addition, foreign stocks may not move in concert with the U.S. markets. The Fund's investments are often focused in a small number of business sectors. In addition, the Fund may invest in certain securities with unique risks, such as forward foreign currency contracts.

    See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

[ICON]  THE FUND'S PAST PERFORMANCE

        The information below shows the Fund's performance for the periods indicated through December 31, 1998. These returns include reinvestment of all dividends and capital gains distributions and reflect Fund expenses. They do not, however, reflect charges and expenses deducted by your particular variable insurance contract or retirement plan. Therefore, they should only be considered along with the total return information provided by your contract or plan that reflects those charges and expenses. As with all mutual funds, past performance does not guarantee future results.

TOTAL RETURN

    Total return shows you the Fund's performance for the one full calendar year since it began.

TOTAL RETURN AS OF DECEMBER 31, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

98            16.13%

                      Best quarter:    12/31/98    19.80%
                      Worst quarter:    9/30/98    -16.53%

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 1998

    Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared with the Morgan Stanley Capital International Europe, Australasia and the Far East Index (EAFE Index). While the Fund does not seek to match the returns of the EAFE Index, this index is a good indicator of foreign stock markets. You may not invest in the EAFE Index and unlike the Fund, it does not incur fees or charges.

                                          LIFE OF THE
                                             FUND
                               1 YEAR    (MAY 1, 1997)
The Fund                         16.13%        7.99%
EAFE Index                       20.33%       13.74%

[ICON]  FUND EXPENSES

        The Fund does not impose charges on the sale or redemption of Fund shares. However, you bear indirectly Annual Fund Operating Expenses, which vary from year to year.

                    ANNUAL FUND OPERATING EXPENSES
                (deducted directly from the Fund)

Management Fee..............................................        .90%
Other Expenses..............................................       1.95%
                                                              ---------
TOTAL ANNUAL FUND OPERATING EXPENSES........................       2.85%
FEE WAIVER AND REIMBURSEMENT (1)............................      (1.65)%
                                                              ---------
NET EXPENSES................................................       1.20%

1. Under a written contract, the Fund's investment advisor waives its fee and reimburses the Fund to the extent that, at any time during the life of the Fund, the Fund's annual operating expenses exceed 1.20%. The contract may not be terminated or amended except by a vote of the Fund's Board of Trustees.

UNDERSTANDING EXPENSES

    Annual Fund operating expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees and administrative costs such as recordkeeping and reports and custodian and pricing services. They do not include any charges or expenses deducted by your variable insurance contract or retirement plan. Refer to your variable contract prospectus or retirement plan documents for an explanation of those charges and expenses.

EXAMPLE COSTS

    The following example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

    - $10,000 initial investment

    - 5% total return for each year

    - Fund operating expenses remain the same for each period

    - Redemption after the end of each period

    Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions your costs at the end of each period would be:

YEARS                                           $
------------------------------------------  ---------
One.......................................        122
Three.....................................        381
Five......................................        660
Ten.......................................      1,455

BERGER IPT-GROWTH AND INCOME FUND

[ICON]  THE FUND'S GOALS

        The Fund aims for capital appreciation and has a secondary goal of providing a moderate level of current income. In pursuing these goals, the Fund primarily invests in the securities of well-established, growing companies. The Fund's secondary goal may be changed at any time without a shareholder vote.

[ICON]  PRINCIPAL INVESTMENT STRATEGIES

        Security selection focuses on the common stocks, convertible securities and preferred stocks of companies that have demonstrated a pattern of earnings growth and stability and are also expected to provide current income.

    The Fund's investment manager generally looks for companies with:

    - Competitive products and services and a successful orientation to global markets

    - Higher than average rate of earnings growth with somewhat lower dividend yields

    - Strong, capable management teams and conservatively financed balance sheets.

    Common stock of companies with mid-sized to large market capitalizations usually constitutes a majority of the Fund's investments. The Fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation.

[ICON]  PRINCIPAL RISKS

        You may be interested in the Fund if you are comfortable with the risks of equity and fixed-income investing and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, interest rate movements, economic and market conditions and anticipated events. As a result, the price of the Fund's investments may go down and you could lose money on your investment.

    To the extent the Fund invests in fixed-income securities it takes on additional risks, including movements in interest rates and default on payment of principal or interest. The Fund may invest up to 20% of its assets in convertible securities rated below investment grade (BB or lower by S&P, Ba or lower by Moody's). The issuers of lower rated bonds are less financially secure, and are more likely to be hurt by interest rate movements. When interest rates are low, the Fund's income distributions to you may be reduced or eliminated.

    See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

[ICON]  THE FUND'S PAST PERFORMANCE

        The information below shows the Fund's annual return for the periods indicated through December 31, 1998. These returns include reinvestment of all dividends and capital gains distributions and reflect Fund expenses. They do not, however, reflect charges and expenses deducted by your particular variable insurance contract or retirement plan. Therefore, they should only be considered along with the total return information provided by your contract or plan that reflects those charges and expenses. As with all mutual funds, past performance does not guarantee future results.

YEAR-BY-YEAR TOTAL RETURN

    Year-by-year returns show you how the Fund's performance has varied by illustrating the differences for each full calendar year since it began.

YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

97            24.99%
98            25.03%

                      Best quarter:    12/31/98    20.35%
                      Worst quarter:    9/30/98     -7.45%

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 1998

    Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared with the Standard & Poor's 500 Index (S&P 500). While the Fund does not seek to match the returns of the S&P 500, this index is a good indicator of general stock market performance. You may not invest in the S&P 500 and unlike the Fund, it does not incur fees or charges.

                                          LIFE OF THE
                                             FUND
                               1 YEAR    (MAY 1, 1996)
The Fund                         25.03%       23.08%
S&P 500                          28.60%       28.92%

[ICON]  FUND EXPENSES

        The Fund does not impose charges on the sale or redemption of Fund shares. However, you bear indirectly Annual Fund Operating Expenses, which vary from year to year.

                    ANNUAL FUND OPERATING EXPENSES
                (Deducted directly from the Fund)

Management fee..............................................        .75%
Other expenses..............................................       1.24%
                                                              ---------
TOTAL ANNUAL FUND OPERATING EXPENSES........................       1.99%
FEE WAIVER AND REIMBURSEMENT (1)............................       (.99)%
                                                              ---------
NET EXPENSES................................................       1.00%

(1) Under a written contract, the Fund's investment advisor waives its fee and reimburses the Fund to the extent that, at any time during the life of the Fund, the Fund's annual operating expenses exceed 1.00%. The contract may not be terminated or amended except by a vote of the Fund's Board of Trustees.

UNDERSTANDING EXPENSES

    Annual Fund operating expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees and administrative costs such as recordkeeping and reports and custodian and pricing services. They do not include any charges or expenses deducted by your variable insurance contract or retirement plan. Refer to your variable contract prospectus or retirement plan documents for an explanation of those charges and expenses.

EXAMPLE COSTS

    The following example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

    - $10,000 initial investment

    - 5% total return for each year

    - Fund operating expenses remain the same for each period

    - Redemption after the end of each period

    Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions your costs at the end of each period would be:

YEARS                                           $
------------------------------------------  ---------
One.......................................        102
Three.....................................        318
Five......................................        552
Ten.......................................      1,225

INVESTMENT TECHNIQUES, SECURITIES AND ASSOCIATED RISKS

BEFORE YOU INVEST...

in any of the Funds, make sure you understand the risks involved. All investments involve risk. Generally, the greater the risk, the greater the potential for return. The reverse is also generally true, the lower the risk, the lower the potential for return.

    AN INVESTMENT IN THE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. THE FUNDS ARE NOT A COMPLETE INVESTMENT PROGRAM, BUT MAY SERVE TO DIVERSIFY OTHER TYPES OF INVESTMENTS IN YOUR PORTFOLIO. THERE IS NO GUARANTEE THAT THE FUNDS WILL MEET THEIR INVESTMENT GOALS, AND ALTHOUGH YOU HAVE THE POTENTIAL TO MAKE MONEY, YOU COULD ALSO LOSE MONEY BY INVESTING IN THE FUNDS.

    The table on the opposite page will help you further understand the risks the Funds take by investing in certain securities and the investment techniques used by the Funds. A glossary follows the table. You may get more detailed information about the risks of investing in the Funds in the Statement of Additional Information (SAI), including a discussion of debt security ratings in Appendix A to the SAI.

KEY TO TABLE

    Follow down the columns under the name of the Fund in which you are interested. The boxes will tell you:

   /Y/     Yes, the security or technique is permitted by a Fund and is emphasized by a Fund.
Y          Yes, the security or technique is permitted by a Fund.
N          No, the security or technique is not permitted by a Fund.
DIAMOND    The restriction is fundamental to a Fund. (Fundamental restrictions cannot be changed without a shareholder vote.)
5          Use of a security or technique is permitted, but subject to a restriction of up to 5% of net assets.
5A         Use of a security or technique is permitted, but subject to a restriction of up to 5% of total assets.
25A        Use of a security or technique is permitted, but subject to a restriction of up to 25% of total assets.
15         Use of a security or technique is permitted, but subject to a restriction of up to 15% of net assets.

INVESTMENT TECHNIQUES, SECURITIES AND ASSOCIATED RISKS

RISK AND INVESTMENT TABLE

                                                         BERGER IPT-                 BERGER/BIAM IPT-      BERGER IPT-
                                                        SMALL COMPANY   BERGER IPT-    INTERNATIONAL    GROWTH AND INCOME
                                                         GROWTH FUND     100 FUND          FUND                FUND
DIVERSIFICATION                                            DIAMOND        DIAMOND         DIAMOND            DIAMOND
SMALL AND MID-SIZED COMPANY SECURITIES                       /Y/             Y               Y                  Y
MARKET, LIQUIDITY AND INFORMATION RISK
FOREIGN SECURITIES                                            Y              Y              /Y/                 Y
MARKET, CURRENCY, TRANSACTION, LIQUIDITY, INFORMATION
AND POLITICAL RISK
SECTOR FOCUS                                                 /Y/            /Y/             /Y/                 Y
MARKET AND LIQUIDITY RISK
CONVERTIBLE SECURITIES (1)                                    Y              Y               Y                 /Y/
MARKET, INTEREST RATE AND CREDIT RISK
INVESTMENT GRADE BONDS (NONCONVERTIBLE)                       Y              Y               Y                  Y
INTEREST RATE, MARKET AND CREDIT RISK
COMPANIES WITH LIMITED OPERATING HISTORIES                    Y          5ADIAMOND           Y              5ADIAMOND
MARKET, LIQUIDITY AND INFORMATION RISK
ILLIQUID AND RESTRICTED SECURITIES                            15            15              15                  15
MARKET, LIQUIDITY AND TRANSACTION RISK
SPECIAL SITUATIONS                                            Y              Y               Y                  Y
MARKET AND INFORMATION RISK
TEMPORARY DEFENSIVE MEASURES                                  Y              Y               N                  Y
OPPORTUNITY RISK
BORROWING                                                 25ADIAMOND     5ADIAMOND      25ADIAMOND          5ADIAMOND
LEVERAGE RISK
HEDGING STRATEGIES
FINANCIAL FUTURES (2)                                         5              5               N                  5
HEDGING, CORRELATION, OPPORTUNITY AND LEVERAGE RISK
FORWARD FOREIGN CURRENCY CONTRACTS (2)                        Y              Y              /Y/                 Y
HEDGING, CREDIT, CORRELATION, OPPORTUNITY AND LEVERAGE
RISK
OPTIONS (2)                                                   5              5               N                  5
(EXCHANGE-TRADED AND OVER-THE-COUNTER)
HEDGING, CREDIT, CORRELATION AND LEVERAGE RISK
WRITING (SELLING) COVERED CALL OPTIONS (2)                   25A            25A              N                 25A
(EXCHANGE-TRADED AND OVER-THE-COUNTER)
OPPORTUNITY, CREDIT AND LEVERAGE RISK

NOTES TO TABLE

1. The Funds have no minimum quality standards for convertible securities, although they will not invest in defaulted securities. They also will not invest 20% or more of their assets in convertible securities rated below investment grade or in unrated convertible securities that the advisor considers to be below investment grade.

2. The Funds may use futures, forwards and options only for hedging. Not more than 5% of a Fund's net assets may be used for initial margins for futures and premiums for options, although a Fund may have more at risk under these contracts than the initial margin or premium. However, a Fund's aggregate obligations under these contracts may not exceed the total market value of the assets being hedged, such as some or all of the value of the Fund's equity securities.

RISK AND INVESTMENT GLOSSARY

    BORROWING refers to a loan of money from a bank or other financial institution undertaken by a Fund for temporary or emergency reasons only.

    COMMON STOCK is a share of ownership (equity) interest in a company.

    COMPANIES WITH LIMITED OPERATING HISTORIES are securities issued by companies that have been in continuous operation for less than three years. Sometimes called "unseasoned" issuers.

    CONVERTIBLE SECURITIES are debt or equity securities which may be converted on specified terms into stock of the issuer.

    CORRELATION RISK occurs when a Fund "hedges" -- uses one investment to offset the Fund's position in another. If the two investments do not behave in relation to one another the way Fund managers expect them to, then unexpected results may occur.

    CREDIT RISK means that the issuer of a security or the counterparty to an investment contact may default or become unable to pay its obligations when due.

    CURRENCY RISK happens when a Fund buys or sells a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar. Adverse changes in foreign currency value can cause investment losses when a Fund's investments are converted to U.S. dollars.

    DIVERSIFICATION means a diversified fund may not, with respect to at least 75% of its assets, invest more than 5% in the securities of one company. A nondiversified fund may be more volatile than a diversified fund because it invests more of its assets in a smaller number of companies and the gains or losses on a single stock will therefore have a greater impact on the fund's share price. All of the Funds are diversified funds.

    FINANCIAL FUTURES are exchange-traded contracts on securities, securities indexes or foreign currencies that obligate the holder to take or make future delivery of a specified quantity of those underlying securities or currencies on a predetermined future date.

    FOREIGN SECURITIES are issued by companies located outside of the United States. A Fund considers a company to be located outside the United States if the principal securities trading market for its equity securities is located outside the U.S. or it is organized under the laws of, and has a principal office in, a country other than the U.S.

    FORWARD FOREIGN CURRENCY CONTRACTS are privately negotiated contracts committing the holder to purchase or sell a specified quantity of a foreign currency on a predetermined future date.

    HEDGING RISK comes into play when a Fund uses a security whose value is based on an underlying security or index to "offset" the Fund's position in another security or currency. The objective of hedging is to offset potential losses in one security with gains in the hedge. But a hedge can eliminate or reduce gains as well as offset losses. (Also see "Correlation risk.")

    ILLIQUID AND RESTRICTED SECURITIES are securities which, by rules of their issue or by their nature, cannot be sold readily. These include illiquid Rule 144A securities.

    INFORMATION RISK means that information about a security or issuer might not be available, complete, accurate or comparable.

    INTEREST RATE RISK is the risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities are subject to greater interest rate risk.

    INVESTMENT GRADE BONDS are rated BBB (STANDARD & POOR'S) or Baa (MOODY'S) or above. Bonds rated below investment grade are subject to greater credit risk than investment grade bonds.

    LEVERAGE RISK occurs in some securities or techniques that tend to magnify the effect of small changes in an index or a market. This can result in a loss that exceeds the amount that was invested in the contract.

    LIQUIDITY RISK occurs when investments cannot be sold readily. A Fund may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

    MARKET CAPITALIZATION is the total current market value of a company's outstanding common stock.

    MARKET RISK exists in all mutual funds and means the risk that the prices of securities in a market, a sector, or an industry will fluctuate, and that such movements might reduce an investment's value.

    OPPORTUNITY RISK means missing out on an investment opportunity because the assets necessary to take advantage of it are committed to less advantageous investments or strategies.

    OPTIONS are contracts giving the holder the right but not the obligation to purchase or sell a security on or before a predetermined future date for a fixed price. Options on securities indexes are similar, but settle in cash.

    POLITICAL RISK comes into play with investments, particularly foreign investments, which may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors.

    SECTOR FOCUS occurs when a significant portion of a Fund's assets are invested in a relatively small number of related industries. The Funds will not concentrate more than 25% of their total assets in any one industry. Sector focus may increase both market and liquidity risk.

    SMALL AND MID-SIZED COMPANY SECURITIES are securities issued by small or mid-sized companies, as measured by their market capitalization. The market capitalization range targeted by each of the Funds investing primarily in small or mid-sized companies varies by Fund and appears in the description for those Funds under the heading "Principal Investment Strategies." In general, the smaller the company, the greater its risks.

    SPECIAL SITUATIONS are companies about to undergo a structural, financial or management change which may significantly affect the value of their securities.

    TEMPORARY DEFENSIVE MEASURES may be taken when a Fund's investment manager believes they are warranted due to market conditions. When this happens, the Fund may increase its investment in government securities and other short-term securities without regard to the Fund's investment restrictions, policies or normal investment emphasis.

    TRANSACTION RISK means that a Fund may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

    WRITING (SELLING) COVERED CALL OPTIONS is the selling of a contract to another party which gives them the right but not the obligation to buy a particular security from you. A Fund will write call options only if it already owns the security (if it is "covered").

BUYING AND REDEEMING (SELLING) SHARES

    The Funds sell their shares to variable contract accounts of participating insurance companies or to qualified retirement plans. You may invest in shares of the Funds only through this type of variable insurance contract or retirement plan. If you invest through a variable insurance contract, your variable contract account prospectus will explain how you can purchase or surrender a contract, withdraw a portion of your investment, allocate to one or more of the Funds or change existing allocations among investment alternatives. If you invest through a retirement plan, your retirement plan documents will explain this information. Not all of the Funds may be available under a particular contract or plan, and certain contracts or plans may limit allocations among the Funds.

    The Funds do not impose any sales charges, commissions or redemption fees for the sale or redemption of Fund shares. However, your participating insurance company may impose a sales charge or other charge when you purchase a variable insurance contract. If you invest through a retirement plan, your retirement plan administrator may impose charges when you participate in the plan. In addition, variable insurance contracts and retirement plans may involve other charges and expenses not described in this prospectus. These charges and expenses are described in your variable contract account prospectus or plan document.

FUND SHARE PRICE

    The price at which Fund shares are sold and redeemed is the share price or net asset value (NAV). The share price for each Fund is determined by adding the value of that Fund's investments, cash and other assets, deducting liabilities, and then dividing that value by the total number of that Fund's shares outstanding.

    Each Fund's share price is calculated at the close of the regular trading session of the New York Stock Exchange (normally 4:00 p.m. New York time) each day that the Exchange is open. Share price is not calculated on the days that the Exchange is closed.

    Fund shares are purchased or redeemed at the share price next calculated after a purchase or redemption request is received by the Fund, or by any participating insurance company or retirement plan administrator who has been authorized by the Fund to accept requests on its behalf. TO RECEIVE A SPECIFIC DAY'S SHARE PRICE FOR YOUR PURCHASE OR REDEMPTION REQUEST, YOUR REQUEST MUST BE RECEIVED IN GOOD ORDER BEFORE THE CLOSE OF THE NEW YORK STOCK EXCHANGE ON THAT DAY.

    Payment for redeemed shares generally will be made within three business days following the date of the redemption request. However, payment may be postponed under unusual circumstances, such as when normal trading is not taking place on the New York Stock Exchange, an emergency as defined by the Securities and Exchange Commission exists, or as permitted by the Securities and Exchange Commission.

    When the Funds calculate their share price, they value the securities they hold at market value. Sometimes market quotes for some securities are not available or are not representative of market value. Examples would be when events occur that materially affect the value of a security at a time when the security is not trading or when the securities are illiquid. In that case, securities may be valued in good faith at fair value, using consistently applied procedures decided on by the trustees. Money market instruments maturing within 60 days are valued at amortized cost, which approximates market value. Assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates quoted by one or more banks or dealers shortly before the close of the Exchange.

    A Fund's foreign securities may trade on days that the Exchange is closed and the Fund's daily share price is not calculated. As a result, the Fund's daily share price may be affected and you will not be able to purchase or redeem shares.

OTHER INFORMATION

YEAR 2000 AND EURO READINESS

    Mutual funds and businesses around the world could be adversely affected if computers do not properly process date-related information with respect to the Year 2000. Similar adverse affects could result if computers do not properly process information based on the conversion to the Euro, the new currency of the European Union which took effect on January 1, 1999. The Funds' advisors are addressing these issues for their computers and are getting reasonable assurances from the Funds' other major service providers that they too are addressing these issues to preserve smooth functioning of the Funds' trading, pricing, shareholder account, custodial and other operations. There can be no assurances, however, that all problems will be avoided.

    These computer problems could also adversely affect the Funds' investments. Improperly functioning computers may disrupt securities markets generally or result in overall economic uncertainty. Individual companies may also be adversely affected by the cost of fixing their computers, which could be substantial. The Funds' investment managers consider these issues when evaluating investments for the Funds.

REDEMPTIONS IN-KIND

    Each Fund intends to redeem its shares only for cash, although in order to protect the interest of remaining shareholders, it retains the right to redeem its shares in-kind under unusual circumstances. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, transaction costs will be incurred if the securities are sold for cash. It may be difficult selling the securities and recovering the amount of the redemption if the securities are illiquid.

DISTRIBUTIONS AND TAXES

    The Funds generally make two different kinds of distributions:

    - Capital gains from the sale of portfolio securities held by a Fund.

    - Net investment income from interest or dividends received on securities held by a Fund.

    Distributions made by the Funds will normally be capital gains. The Berger IPT-Growth and Income Fund normally will also distribute net investment income. The other Funds generally will not distribute net investment income, although any net investment income that is generated as a by-product of managing their portfolios will be distributed.

    Each of the Funds intends to declare dividends representing the Fund's net investment income annually, normally in December. It is also the present policy of each Fund to distribute annually all of its net realized capital gains.

    All distributions are reinvested automatically in Fund shares unless an election is made on behalf of a variable contract account or retirement plan to receive distributions in cash.

    As a variable insurance contract owner or retirement plan participant, you typically would not owe taxes on any distributions of income or capital gains made by the Funds that are attributed to your account. You may owe taxes if you make a withdrawal from your account, however, depending on the applicable tax laws. You should refer to the appropriate variable contract account prospectus or plan documents for further information on the Federal income tax treatment of the owners of variable insurance contracts and qualified plan participants.

    Whether participating insurance companies are subject to taxes on the Funds' distributions depends on their tax status. Participating insurance companies should consult their own tax advisors concerning whether distributions are subject to federal income taxes if retained as part of contract reserves.

ORGANIZATION OF THE FUNDS

INVESTMENT MANAGERS

    The following companies provide day-to-day investment management and administrative services to the Funds. The advisory fees paid to them for the most recent fiscal year are shown in the following table as a percentage of each Fund's average daily net assets.

    BERGER ASSOCIATES, INC. (210 University Blvd., Suite 900, Denver, CO 80206) serves as investment advisor, sub-advisor, administrator or sub-administrator to mutual funds and institutional investors. Berger Associates has been in the investment advisory business for 25 years. When acting as investment advisor, Berger Associates is responsible for managing the investment operations of the Funds. Berger Associates also provides administrative services to the Funds.

    BBOI WORLDWIDE LLC (210 University Blvd., Suite 700, Denver, CO 80206) was formed in 1996 as a joint venture between Berger Associates and Bank of Ireland Asset Management (U.S.) Limited (BIAM). As investment advisor, BBOI oversees, evaluates and monitors the investment advisory services provided by BIAM as sub-advisor.

    BANK OF IRELAND ASSET MANAGEMENT (U.S.) LIMITED (BIAM) ((20 Horseneck Lane, Greenwich, CT 06830) (representative office); (26 Fitzwilliam Place, Dublin 2, Ireland) (main office)) serves as investment advisor or sub-advisor to pension and profit-sharing plans and other institutional investors and mutual funds. Bank of Ireland's investment management group was founded in 1966.

                               ADVISORY FEE PAID
FUND                              BY THE FUND                               THE FUND'S INVESTMENT MANAGER
BERGER IPT-SMALL COMPANY   0.90% paid to Berger       AMY K. SELNER, Vice President of Berger Associates. Ms. Selner joined
GROWTH FUND                Associates (1)             Berger Associates as a senior technology analyst in April 1996 and assumed management of the Fund in November 1998. Ms. Selner is also the investment manager of the Berger Small Company Growth Fund. Ms. Selner has more than seven years of experience in the investment industry.
BERGER IPT-100 FUND        0.75% paid to Berger       PATRICK S. ADAMS, Senior Vice President of Berger Associates. Mr. Adams
                           Associates (1)             joined Berger Associates in February 1997 and assumed management of the
                                                      Fund at that time. Mr. Adams is also the investment manager of the Berger
                                                      100 Fund. He has managed equity funds since 1985.
BERGER/BIAM IPT-           0.90% paid to BBOI         BIAM, using a team approach, has been the investment manager for the Fund
INTERNATIONAL FUND         Worldwide (1)              since its inception in 1997. BIAM is the sub-advisor to the Fund and is part of Bank of Ireland's asset management group, established in 1966.
                                                      BIAM is also the investment manager for the Berger/BIAM International
                                                      Portfolio. Most of the team of investment professionals have been with the group for at least ten years.
BERGER IPT-GROWTH AND      0.75% paid to Berger       TINO SELLITTO, Vice President of Berger Associates. Mr. Sellitto joined
INCOME FUND                Associates (1)             Berger as a senior equity analyst in January 1998 and assumed management of the Fund in November 1998. Mr. Sellitto is also the investment manager of the Berger Growth and Income Fund. Mr. Sellitto has 4 years of experience in the investment industry. Prior to that Mr. Sellitto served as an account executive with an equipment distributor.

1. For the year ended December 31, 1998, the advisor waived its entire advisory fee as part of its agreement to limit Fund expenses.

PAST PERFORMANCE OF SIMILAR FUNDS

    Each Fund's investment manager also acts as the investment manager for a corresponding retail Berger Fund, which has the same investment objective and substantially the same investment strategies and policies as the Fund. Set out below is performance information for each Fund and its corresponding retail Berger Fund. This information is provided so you can consider the performance history of the Funds' investment managers with funds substantially similar to the Funds.

    YOU SHOULD NOT CONSIDER THE PERFORMANCE INFORMATION FOR THE CORRESPONDING RETAIL BERGER FUNDS AS A SUBSTITUTE FOR THE PERFORMANCE OF THE FUNDS, NOR AS AN INDICATION OF THE PAST OR FUTURE PERFORMANCE OF THE FUNDS.

    Despite their similarity, there are differences between the Funds and their corresponding retail Berger Funds, and their performance is expected to differ. The following should be noted in considering the performance information below:

    - Each of the Funds is smaller than its corresponding retail Berger Fund and cash flows vary significantly. Differences in asset size and in cash flow resulting from purchases and redemption of Fund shares may result in different security selections, differences in the relative weightings of securities or differences in the prices paid for particular portfolio holdings.

    - The performance information below for the Funds reflects fee waivers and expense reimbursements by the Funds' advisor, without which performance would be lower.

    - The information below does not reflect the deduction of charges or expenses attributable to the variable insurance contract or retirement plan through which you would be purchasing your Fund shares, which would lower your returns.

AVERAGE ANNUAL TOTAL RETURNS OF THE FUNDS AND SIMILAR FUNDS
(AS OF DECEMBER 31, 1998)

                                                                                                   BERGER IPT-     BERGER SMALL
                                                                                                  SMALL COMPANY   COMPANY GROWTH
                                                                                                   GROWTH FUND        FUND(1)
1-year                                                                                                  1.87%            3.17%
Since Inception of the Berger IPT-Small Company Growth Fund (5/1/96)                                    8.01%            6.46%
5-year                                                                                                    N/A           16.32%
Since Inception of the Berger Small Company Growth Fund (12/30/93)                                        N/A           16.32%

(1) As of December 31, 1998, the retail Berger Small Company Growth Fund had assets of approximately $670,000,000.

                                                                                         BERGER IPT-100 FUND  BERGER 100 FUND(1)
1-year                                                                                           16.29%               16.23%
Since Inception of the Berger IPT-100 Fund (5/1/96)                                              12.65%               12.10%
5-year                                                                                              N/A               11.20%
10-year                                                                                             N/A               19.45%(2)
Since Inception of the Berger 100 Fund (9/30/74) (3)                                                N/A               15.07%(2)

(1) As of December 31, 1998, the retail Berger 100 Fund had assets of approximately $1,566,000,000.

(2) Since the 12b-1 fees applicable to the Berger 100 Fund did not take effect until June 19, 1990, the performance figures do not reflect the deduction of the 12b-1 fees for the full length of the ten-year and longer periods shown.

(3) Inception date is September 30, 1974, immediately prior to Berger Associates assuming the duties as the investment advisor for the Fund.

                                                                                                    BERGER/BIAM      BERGER/BIAM
                                                                                                  IPT-INTERNATIONAL INTERNATIONAL
                                                                                                        FUND         FUND(1)(2)
1-year                                                                                                   16.13%          14.92%
Since Inception of the Berger/BIAM IPT-International Fund (5/1/97)                                        7.99%          10.56%
5-year                                                                                                      N/A           8.94%
Since Inception of the Berger/BIAM International Fund (7/31/89)                                             N/A          12.57%

(1) As of December 31, 1998, the retail Berger/BIAM International Fund had assets of approximately $19,000,000.

(2) Performance figures for the retail Berger/BIAM International Fund covering periods prior to October 11, 1996, include the performance of a pool of assets advised by that Fund's investment manager for periods before that Fund began operations. This performance was adjusted to reflect the increased expenses expected in operating that Fund, net of fee waivers. The asset pool was not registered with the SEC and was not subject to the investment restrictions imposed on mutual funds. If the pool had been registered, its performance might have been adversely affected.

                                                                                         BERGER IPT-GROWTH   BERGER GROWTH AND
                                                                                          AND INCOME FUND      INCOME FUND(1)
1-year                                                                                           25.03%              22.49%
Since Inception of the Berger IPT-Growth and Income Fund (5/1/96)                                23.08%              20.40%
5-year                                                                                              N/A              14.38%
10-year                                                                                             N/A              16.28%(2)
Since Inception of the Berger Growth and Income Fund (9/30/74) (3)                                  N/A              14.42%(2)

(1) As of December 31, 1998, the retail Berger Growth and Income Fund had assets of approximately $347,000,000.

(2) Since the 12b-1 fees applicable to the Berger Growth and Income Fund did not take effect until June 19, 1990, the performance figures do not reflect the deduction of the 12b-1 fees for the full length of the ten-year and longer periods shown.

(3) Inception date is September 30, 1974, immediately prior to Berger Associates assuming the duties as the investment advisor for the Fund.

PORTFOLIO TURNOVER

    Portfolio changes are made whenever the Fund's investment manager believes that the Fund's goal could be better achieved by investment in another security, regardless of portfolio turnover. At times, portfolio turnover for a Fund may exceed 100% per year. A turnover rate of 100% means the securities owned by a Fund were replaced once during the year. Higher turnover rates may result in higher brokerage costs to the Funds. Each Fund's portfolio turnover rate can be found under the heading "Financial Highlights for the Funds."

FINANCIAL HIGHLIGHTS FOR THE FUNDS

    The financial highlights will help you understand each Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. Total return shows how much your investment in the Fund increased or decreased during each period, assuming you reinvested all dividends and distributions, but does not reflect charges and expenses deducted by your variable insurance contract or retirement plan. PricewaterhouseCoopers LLP, independent accountants, audited this information. Their reports are included in the Funds' annual report, which is available without charge upon request.

BERGER IPT-SMALL COMPANY GROWTH FUND
For a Share Outstanding Throughout the Periods Presented

                                 YEAR ENDED
                                DECEMBER 31,       YEAR ENDED           PERIOD ENDED
                                    1998        DECEMBER 31, 1997   DECEMBER 31, 1996(1)
                                -------------   -----------------   --------------------
Net asset value, beginning of
 period.......................   $    12.06        $     9.95             $  10.00
                                -------------   -----------------         --------
From investment operations:
  Net investment income
   (loss).....................           --                --                 0.01
  Net realized and unrealized
   gains (losses) from
   investments................         0.23              2.11                (0.06)
                                -------------   -----------------         --------
Total from investment
 operations...................         0.23              2.11                (0.05)
                                -------------   -----------------         --------
Less dividends and
 distributions:
  Dividends (in excess of net
   investment income).........        (0.01)               --                   --
  Distributions (from capital
   gains).....................           --                --                   --
                                -------------   -----------------         --------
Total dividends and
 distributions................        (0.01)               --                   --
                                -------------   -----------------         --------
Net asset value, end of
 period.......................   $    12.28        $    12.06             $   9.95
                                -------------   -----------------         --------
                                -------------   -----------------         --------
Total Return (2)..............        1.87%            21.21%                (0.50)%
                                -------------   -----------------         --------
                                -------------   -----------------         --------
Ratios/Supplemental Data:

  Net assets, end of period...   $9,858,303        $2,719,559             $291,362
  Net expense ratio to average
   net assets (3).............        1.15%             1.15%(5)             1.15%(4)(5)
  Ratio of net income (loss)
   to average net assets......        (0.11)%           0.05%                0.14%(4)
  Gross expense ratio to
   average net assets.........        2.19%             5.81%                8.57%(4)
  Portfolio turnover rate.....         147%              194%                  80%

1.  For the period May 1, 1996 (commencement of operations) to December 31,
    1996.

2.  Total return not annualized for periods of less than one full year.

3. Net expenses represent gross expenses reduced by fees waived and expenses reimbursed by the advisor. Gross and net expenses do not include the deduction of any charges attributable to any particular variable insurance contract.

4.  Annualized.

5.  Restated to conform with new presentation standards.

BERGER IPT-100 FUND
For a Share Outstanding Throughout the Periods Presented

                                 YEAR ENDED
                                DECEMBER 31,       YEAR ENDED           PERIOD ENDED
                                    1998        DECEMBER 31, 1997   DECEMBER 31, 1996(1)
                                -------------   -----------------   --------------------
Net asset value, beginning of
 period.......................   $    11.11        $    10.39             $  10.00
                                -------------   -----------------         --------
From investment operations:
  Net investment income
   (loss).....................         0.02              0.01                 0.03
  Net realized and unrealized
   gains (losses) from
   investments................         1.79              1.39                 0.36
                                -------------   -----------------         --------
Total from investment
 operations...................         1.81              1.40                 0.39
                                -------------   -----------------         --------
Less dividends and
 distributions:
  Dividends (from net
   investment income).........        (0.02)            (0.04)                  --
  Distributions (from capital
   gains).....................           --             (0.64)                  --
  Distributions (in excess of
   capital gains).............        (0.01)               --                   --
                                -------------   -----------------         --------
Total dividends and
 distributions................        (0.03)            (0.68)                  --
                                -------------   -----------------         --------
                                -------------   -----------------         --------
Net asset value, end of
 period.......................   $    12.89        $    11.11             $  10.39
                                -------------   -----------------         --------
                                -------------   -----------------         --------
Total Return (2)..............       16.29%            13.76%                3.90%
                                -------------   -----------------         --------
                                -------------   -----------------         --------
Ratios/Supplemental Data:

  Net assets, end of period...   $3,710,109        $1,233,892             $331,296
  Net expense ratio to average
   net assets (3).............        1.00%             1.00%(5)             1.00%(4)(5)
  Ratio of net income (loss)
   to average net assets......        0.29%             0.51%                0.50%(4)
  Gross expense ratio to
   average net assets.........        2.88%             9.18%                7.69%(4)
  Portfolio turnover rate.....         258%              246%                  56%

1.  For the period May 1, 1996 (commencement of operations) to December 31,
    1996.

2.  Total return not annualized for periods of less than one full year.

3. Net expenses represent gross expenses reduced by fees waived and expenses reimbursed by the advisor. Gross and net expenses do not include the deduction of any charges attributable to any particular variable insurance contract.

4.  Annualized.

5.  Restated to conform with new presentation standards.

BERGER/BIAM IPT-INTERNATIONAL FUND
For a Share Outstanding Throughout the Periods Presented

                                 YEAR ENDED
                                DECEMBER 31,        PERIOD ENDED
                                    1998        DECEMBER 31, 1997(1)
                                -------------   --------------------
Net asset value, beginning of
 period.......................   $     9.79          $    10.00
                                -------------       -----------
From investment operations:
  Net investment income
   (loss).....................         0.08                0.05
  Net realized and unrealized
   gains (losses) from
   investments................         1.50               (0.26)
                                -------------       -----------
Total from investment
 operations...................         1.58               (0.21)
                                -------------       -----------
Less dividends and
 distributions:
  Dividends (from net
   investment income).........        (0.14)                 --
  Distributions (in excess of
   capital gains).............        (0.02)                 --
                                -------------       -----------
Total dividends and
 distributions................        (0.16)                 --
                                -------------       -----------
Net asset value, end of
 period.......................   $    11.21          $     9.79
                                -------------       -----------
                                -------------       -----------
Total Return (2)..............       16.13%               (2.10)%
                                -------------       -----------
                                -------------       -----------
Ratios/Supplemental Data:

  Net assets, end of period...   $5,430,076          $2,705,831
  Net expense ratio to average
   net assets (3).............        1.20%               1.20%(4)(5)
  Ratio of net income (loss)
   to average net assets......        2.85%               0.86%(4)
  Gross expense ratio to
   average net assets.........        2.85%               3.83%(4)
  Portfolio turnover rate.....          20%                 14%

1.  For the period May 1, 1997 (commencement of operations) to December 31,
    1997.

2.  Total return not annualized for periods of less than one full year.

3. Net expenses represent gross expenses reduced by fees waived and expenses reimbursed by the advisor. Gross and net expenses do not include the deduction of any charges attributable to any particular variable insurance contract.

4.  Annualized.

5.  Restated to conform with new presentation standards.

BERGER IPT-GROWTH AND INCOME FUND
For a Share Outstanding Throughout the Periods Presented

                                 YEAR ENDED
                                DECEMBER 31,       YEAR ENDED           PERIOD ENDED
                                    1998        DECEMBER 31, 1997   DECEMBER 31, 1996(1)
                                -------------   -----------------   --------------------
Net asset value, beginning of
 period.......................   $    13.39        $    11.14             $  10.00
                                -------------   -----------------         --------
From investment operations:
  Net investment income
   (loss).....................         0.10              0.01                 0.10
  Net realized and unrealized
   gains (losses) from
   investments................         3.25              2.75                 1.04
                                -------------   -----------------         --------
Total from investment
 operations...................         3.35              2.76                 1.14
                                -------------   -----------------         --------
Less dividends and
 distributions:
  Dividends (from net
   investment income).........        (0.11)^           (0.10)                  --
  Distributions (from capital
   gains).....................           --             (0.39)                  --
  Distributions (in excess of
   capital gains).............           --             (0.02)                  --
                                -------------   -----------------         --------
Total dividends and
 distributions................        (0.11)            (0.51)                  --
                                -------------   -----------------         --------
Net asset value, end of
 period.......................   $    16.63        $    13.39             $  11.14
                                -------------   -----------------         --------
                                -------------   -----------------         --------
Total Return (2)..............       25.03%            24.99%               11.40%
                                -------------   -----------------         --------
                                -------------   -----------------         --------
Ratios/Supplemental Data:

  Net assets, end of period...   $9,084,022        $1,501,118             $344,373
  Net expense ratio to average
   net assets (3).............        1.00%             1.00%(5)             1.00%(4)(5)
  Ratio of net income (loss)
   to average net assets......        1.10%             1.39%                1.80%(4)
  Gross expense ratio to
   average net assets.........        1.99%             9.62%                7.70%(4)
  Portfolio turnover rate.....         426%              215%                  60%

1.  For the period May 1, 1996 (commencement of operations) to December 31,
    1996.

2.  Total return not annualized for periods of less than one full year.

3. Net expenses represent gross expenses reduced by fees waived and expenses reimbursed by the advisor. Gross and net expenses do not include the deduction of any charges attributable to any particular variable insurance contract.

4.  Annualized.

5.  Restated to conform with new presentation standards.

^ Distributions in excess of net investment income for the year ended December 31, 1998, amounted to less than $0.01 on a per share basis.

                    FOR MORE
                    INFORMATION
                    Additional
                    information about   that it is
                    the Funds'          considered to be
                    investments is      part of the
                    available in the    prospectus.
                    Funds' semi-annual  You can get free
                    and annual reports  copies of the
                    to shareholders.    annual and
                    The Funds' annual   semi-annual
                    report contains a   reports and the
                    discussion of the   SAI, request other
                    market conditions   information or get
                    and investment      answers to your     You can also
                    strategies that     questions about     obtain copies by
                    affected the        the Funds by        visiting the SEC's
                    Funds' performance  calling or writing  Public Reference
                    over the past       either a            Room in Washington
                    year.               participating       DC. For
                    You may wish to     insurance company   information on the
                    read the Statement  or the Funds at:    operation of the
                    of Additional       The Berger Funds    Public Reference
                    Information (SAI)   P.O. Box 419958     Room, call (800)    Investment Company Act File
                    for more            Kansas City, MO     SEC-0330. Copies    Numbers:
                    information on the  64141-6958          of documents may    Berger Institutional
                    Funds and the       (800) 259-2820      also be obtained    Products Trust    811-07367
                    securities they     Text-only versions  by sending your     Berger IPT-Small Company
                    invest in. The SAI  of Fund documents   request and the     Growth Fund
                    is incorporated     can be viewed       appropriate fee to  Berger IPT-100 Fund
                    into this           online or           the SEC's Public    Berger/BIAM
                    prospectus by       downloaded from     Reference Section,  IPT-International Fund
                    reference, which    the SEC's web site  Washington, DC      Berger IPT-Growth and Income
[BERGER MOUNTAIN LOGO] means            at www.sec.gov.     20549-6009.         Fund

                               BERGER IPT FUNDS

                            [WOODED HILLSIDE PHOTO]

                                   PROSPECTUS

                                  May 1, 1999

                                            BERGER IPT-SMALL COMPANY GROWTH FUND

The Securities and Exchange Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Like all mutual funds, an investment in the Berger IPT Funds is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. There is no guarantee that the Funds will meet their investment goals, and although you have the potential to make money, you could also lose money in the Funds.

BERGER IPT-SMALL COMPANY GROWTH FUND and THE BERGER MOUNTAIN LOGO are registered trademarks of Berger Associates, Inc., and other marks referred to herein are the trademarks or registered trademarks of the respective owners thereof.

                                    CONTENTS

    THE BERGER IPT-SMALL COMPANY GROWTH FUND-REGISTERED TRADEMARK- is a no-load mutual fund. A mutual fund pools money from shareholders and invests in a portfolio of securities. The following section introduces the Fund, its goal, principal investment strategies and principal risks. It also contains expense and performance information.

                                                                                  PAGE
                                                                                  -----
BERGER IPT-SMALL COMPANY GROWTH FUND-REGISTERED TRADEMARK-......................     2

INVESTMENT TECHNIQUES, SECURITIES AND ASSOCIATED RISKS
Risk and Investment Table.......................................................     5
Risk and Investment Glossary....................................................     6

BUYING AND SELLING (REDEEMING) SHARES...........................................     8
Fund Share Price................................................................     8
Other Information...............................................................     8
Distributions and Taxes.........................................................     9

ORGANIZATION OF THE FUND........................................................     9

FINANCIAL HIGHLIGHTS............................................................    11

    You may not invest in Fund shares directly. You may invest in shares only by purchasing a variable annuity or variable life insurance contract from a participating insurance company. A participating insurance company is one that has arranged to make the Fund available as an investment option under their variable insurance contracts. You may also invest in Fund shares if you participate in a qualified retirement plan and your employer has arranged to make the Fund available as an investment option under that plan.

BERGER IPT-SMALL COMPANY GROWTH FUND

[ICON]  THE FUND'S GOAL

        The Fund aims for capital appreciation. In pursuing that goal, the Fund primarily invests in the common stocks of small companies with the potential for rapid earnings growth.

[ICON]  PRINCIPAL INVESTMENT STRATEGIES

        The Fund's stock selection focuses on companies that either occupy a dominant position in an emerging industry or have a growing market share in a larger, fragmented industry.

    The Fund's investment manager generally looks for companies with:

    - Strong entrepreneurial management with proven track records

    - A catalyst for rapid earnings growth, such as new products, ideas or plans to enter new markets

    - Relatively strong balance sheets.

    Under normal circumstances, the Fund invests at least 65% of its assets in equity securities of companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Index (Russell 2000). This average is updated monthly. The Fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation.

[ICON]  PRINCIPAL RISKS

        You may be interested in the Fund if you are comfortable with above-average risk and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and anticipated events. As a result, the price of the Fund's investments may go down and you could lose money on your investment.

    The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies. Occasionally, small company securities may underperform as compared to the securities of larger companies. They may also pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. The Fund's investments are often focused in a small number of business sectors.

    See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

[ICON]  THE FUND'S PAST PERFORMANCE

        The information below shows the Fund's performance for the periods indicated through December 31, 1998. These returns include reinvestment of all dividends and capital gains distributions and reflect Fund expenses. They do not, however, reflect charges and expenses deducted by your particular variable insurance contract or retirement plan. Therefore, they should only be considered along with the total return information provided by your contract or plan that reflects those charges and expenses. As with all mutual funds, past performance does not guarantee future results.

YEAR-BY-YEAR TOTAL RETURN

    Year-by-year returns show you how the Fund's performance has varied by illustrating the differences for each full calendar year since the Fund began.

YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

97            21.21%
98             1.87%

                      Best quarter:    12/31/98    23.35%
                      Worst quarter:    9/30/98    -26.82%

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 1998

    Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared with the Russell 2000. While the Fund does not seek to match the returns of the Russell 2000, this index is a good indicator of small company stock market performance. You may not invest in the Russell 2000 and unlike the Fund, it does not incur fees or charges.

                                           LIFE OF THE
                                              FUND
                               1 YEAR     (MAY 1, 1996)
The Fund                          1.87%         8.01%
Russell 2000                     -2.55%         8.87%

[ICON]  FUND EXPENSES

        The Fund does not impose charges on the sale or redemption of Fund shares. However, you bear indirectly Annual Fund Operating Expenses, which vary from year to year.

                    ANNUAL FUND OPERATING EXPENSES
                (deducted directly from the Fund)

Management Fee..............................................        .90%
Other Expenses..............................................       1.29%
                                                              ---------
TOTAL ANNUAL FUND OPERATING EXPENSES........................       2.19%
FEE WAIVER AND REIMBURSEMENT (1)............................      (1.04)%
                                                              ---------
NET EXPENSES................................................       1.15%

1. Under a written contract, the Fund's investment advisor waives its fee and reimburses the Fund to the extent that, at any time during the life of the Fund, the Fund's annual operating expenses exceed 1.15%. The contract may not be terminated or amended except by a vote of the Fund's Board of Trustees.

UNDERSTANDING EXPENSES

    Annual Fund operating expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees and administrative costs such as recordkeeping and reports and custodian and pricing services. They do not include any charges or expenses deducted by your variable insurance contract or retirement plan. Refer to your variable contract prospectus or retirement plan documents for an explanation of those charges and expenses.

EXAMPLE COSTS

    The following example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

    - $10,000 initial investment

    - 5% total return for each year

    - Fund operating expenses remain the same for each period

    - Redemption after the end of each period

    Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions your costs at the end of each period would be:

YEARS                                           $
------------------------------------------  ---------
One.......................................        117
Three.....................................        365
Five......................................        633
Ten.......................................      1,398

INVESTMENT TECHNIQUES, SECURITIES AND ASSOCIATED RISKS

BEFORE YOU INVEST...

in the Fund, make sure you understand the risks involved. All investments involve risk. Generally, the greater the risk, the greater the potential for return. The reverse is also generally true, the lower the risk, the lower the potential for return.

    AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. THE FUND IS NOT A COMPLETE INVESTMENT PROGRAM, BUT MAY SERVE TO DIVERSIFY OTHER TYPES OF INVESTMENTS IN YOUR PORTFOLIO. THERE IS NO GUARANTEE THAT THE FUND WILL MEET ITS INVESTMENT GOAL, AND ALTHOUGH YOU HAVE THE POTENTIAL TO MAKE MONEY, YOU COULD ALSO LOSE MONEY BY INVESTING IN THE FUND.

    The table on the opposite page will help you further understand the risks the Fund takes by investing in certain securities and the investment techniques used by the Fund. A glossary follows the table. You may get more detailed information about the risks of investing in the Fund in the Statement of Additional Information (SAI), including a discussion of debt security ratings in Appendix A to the SAI.

KEY TO TABLE

    Follow down the column and the boxes will tell you:

   /Y/     Yes, the security or technique is permitted by the Fund and is emphasized.
Y          Yes, the security or technique is permitted by the Fund.
N          No, the security or technique is not permitted by the Fund.
DIAMOND    The restriction is fundamental to the Fund. (Fundamental restrictions cannot be changed without a shareholder vote.)
5          Use of a security or technique is permitted, but subject to a restriction of up to 5% of net assets.
5A         Use of a security or technique is permitted, but subject to a restriction of up to 5% of total assets.
25A        Use of a security or technique is permitted, but subject to a restriction of up to 25% of total assets.
15         Use of a security or technique is permitted, but subject to a restriction of up to 15% of net assets.

INVESTMENT TECHNIQUES, SECURITIES AND ASSOCIATED RISKS

RISK AND INVESTMENT TABLE

                                                                                                               BERGER IPT-
                                                                                                              SMALL COMPANY
                                                                                                               GROWTH FUND
DIVERSIFICATION                                                                                                  DIAMOND
SMALL AND MID-SIZED COMPANY SECURITIES                                                                             /Y/
MARKET, LIQUIDITY AND INFORMATION RISK
FOREIGN SECURITIES                                                                                                  Y
MARKET, CURRENCY, TRANSACTION, LIQUIDITY, INFORMATION AND POLITICAL RISK
SECTOR FOCUS                                                                                                       /Y/
MARKET AND LIQUIDITY RISK
CONVERTIBLE SECURITIES (1)                                                                                          Y
MARKET, INTEREST RATE AND CREDIT RISK
INVESTMENT GRADE BONDS (NONCONVERTIBLE)                                                                             Y
INTEREST RATE, MARKET AND CREDIT RISK
COMPANIES WITH LIMITED OPERATING HISTORIES                                                                          Y
MARKET, LIQUIDITY AND INFORMATION RISK
ILLIQUID AND RESTRICTED SECURITIES                                                                                  15
MARKET, LIQUIDITY AND TRANSACTION RISK
SPECIAL SITUATIONS                                                                                                  Y
MARKET AND INFORMATION RISK
TEMPORARY DEFENSIVE MEASURES                                                                                        Y
OPPORTUNITY RISK
HEDGING STRATEGIES
BORROWING                                                                                                       25ADIAMOND
LEVERAGE RISK
FINANCIAL FUTURES (2)                                                                                               5
HEDGING, CORRELATION, OPPORTUNITY AND LEVERAGE RISK
FORWARD FOREIGN CURRENCY CONTRACTS (2)                                                                              Y
HEDGING, CREDIT, CORRELATION, OPPORTUNITY AND LEVERAGE RISK
OPTIONS (2)                                                                                                         5
(EXCHANGE-TRADED AND OVER-THE-COUNTER)
HEDGING, CREDIT, CORRELATION AND LEVERAGE RISK
WRITING (SELLING) COVERED CALL OPTIONS (2)                                                                         25A
(EXCHANGE-TRADED AND OVER-THE-COUNTER)
OPPORTUNITY, CREDIT AND LEVERAGE RISK

NOTES TO TABLE

1. The Fund has no minimum quality standards for convertible securities, although it will not invest in defaulted securities. It also will not invest 20% or more of its assets in convertible securities rated below investment grade or in unrated convertible securities that the advisor considers to be below investment grade.

2. The Fund may use futures, forwards and options only for hedging. Not more than 5% of the Fund's net assets may be used for initial margins for futures and premiums for options, although the Fund may have more at risk under these contracts than the initial margin or premium. However, the Fund's aggregate obligations under these contracts may not exceed the total market value of the assets being hedged, such as some or all of the value of the Fund's equity securities.

RISK AND INVESTMENT GLOSSARY

    BORROWING refers to a loan of money from a bank or other financial institution undertaken by the Fund for temporary or emergency reasons only.

    COMMON STOCK is a share of ownership (equity) interest in a company.

    COMPANIES WITH LIMITED OPERATING HISTORIES are securities issued by companies that have been in continuous operation for less than three years. Sometimes called "unseasoned" issuers.

    CONVERTIBLE SECURITIES are debt or equity securities which may be converted on specified terms into stock of the issuer.

    CORRELATION RISK occurs when the Fund "hedges" -- uses one investment to offset the Fund's position in another. If the two investments do not behave in relation to one another the way the Fund's manager expects them to, then unexpected results may occur.

    CREDIT RISK means that the issuer of a security or the counterparty to an investment contact may default or become unable to pay its obligations when due.

    CURRENCY RISK happens when the Fund buys or sells a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar. Adverse changes in foreign currency value can cause investment losses when the Fund's investments are converted to U.S. dollars.

    DIVERSIFICATION means a diversified fund may not, with respect to at least 75% of its assets, invest more than 5% in the securities of one company. A nondiversified fund may be more volatile than a diversified fund because it invests more of its assets in a smaller number of companies and the gains or losses on a single stock will therefore have a greater impact on the fund's share price. The Fund is a diversified fund.

    FINANCIAL FUTURES are exchange-traded contracts on securities, securities indexes or foreign currencies that obligate the holder to take or make future delivery of a specified quantity of those underlying securities or currencies on a predetermined future date.

    FOREIGN SECURITIES are issued by companies located outside of the United States. The Fund considers a company to be located outside the United States if the principal securities trading market for its equity securities is located outside the U.S. or it is organized under the laws of, and has a principal office in, a country other than the U.S.

    FORWARD FOREIGN CURRENCY CONTRACTS are privately negotiated contracts committing the holder to purchase or sell a specified quantity of a foreign currency on a predetermined future date.

    HEDGING RISK comes into play when the Fund uses a security whose value is based on an underlying security or index to "offset" the Fund's position in another security or currency. The objective of hedging is to offset potential losses in one security with gains in the hedge. But a hedge can eliminate or reduce gains as well as offset losses. (Also see "Correlation risk.")

    ILLIQUID AND RESTRICTED SECURITIES are securities which, by rules of their issue or by their nature, cannot be sold readily. These include illiquid Rule 144A securities.

    INFORMATION RISK means that information about a security or issuer might not be available, complete, accurate or comparable.

    INTEREST RATE RISK is the risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities are subject to greater interest rate risk.

    INVESTMENT GRADE BONDS are rated BBB (STANDARD & POOR'S) or Baa (MOODY'S) or above. Bonds rated below investment grade are subject to greater credit risk than investment grade bonds.

    LEVERAGE RISK occurs in some securities or techniques that tend to magnify the effect of small changes in an index or a market. This can result in a loss that exceeds the amount that was invested in the contract.

    LIQUIDITY RISK occurs when investments cannot be sold readily. The Fund may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

    MARKET CAPITALIZATION is the total current market value of a company's outstanding common stock.

    MARKET RISK exists in all mutual funds and means the risk that the prices of securities in a market, a sector, or an industry will fluctuate, and that such movements might reduce an investment's value.

    OPPORTUNITY RISK means missing out on an investment opportunity because the assets necessary to take advantage of it are committed to less advantageous investments or strategies.

    OPTIONS are contracts giving the holder the right but not the obligation to purchase or sell a security on or before a predetermined future date for a fixed price. Options on securities indexes are similar, but settle in cash.

    POLITICAL RISK comes into play with investments, particularly foreign investments, which may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors.

    SECTOR FOCUS occurs when a significant portion of the Fund's assets are invested in a relatively small number of related industries. The Fund will not concentrate more than 25% of its total assets in any one industry. Sector focus may increase both market and liquidity risk.

    SMALL AND MID-SIZED COMPANY SECURITIES are securities issued by small or mid-sized companies, as measured by their market capitalization. The market capitalization range targeted by the Fund appears under the heading "Principal Investment Strategies." In general, the smaller the company, the greater its risks.

    SPECIAL SITUATIONS are companies about to undergo a structural, financial or management change which may significantly affect the value of their securities.

    TEMPORARY DEFENSIVE MEASURES may be taken when the Fund's investment manager believes they are warranted due to market conditions. When this happens, the Fund may increase its investment in government securities and other short-term securities without regard to the Fund's investment restrictions, policies or normal investment emphasis.

    TRANSACTION RISK means that the Fund may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

    WRITING (SELLING) COVERED CALL OPTIONS is the selling of a contract to another party which gives them the right but not the obligation to buy a particular security from you. The Fund will write call options only if it already owns the security (if it is "covered").

BUYING AND REDEEMING (SELLING) SHARES

    The Fund sells its shares to variable contract accounts of participating insurance companies or to qualified retirement plans. You may invest in Fund shares only through this type of variable insurance contract or retirement plan. If you invest through a variable insurance contract, your variable contract account prospectus will explain how you can purchase or surrender a contract, withdraw a portion of your investment, allocate to one or more funds or change existing allocations among investment alternatives. If you invest through a retirement plan, your retirement plan documents will explain this information. The Fund may not be available under a particular contract or plan, and certain contracts or plans may limit your ability to allocate amounts among funds.

    The Fund does not impose any sales charges, commissions or redemption fees for the sale or redemption of Fund shares. However, your participating insurance company may impose a sales charge or other charge when you purchase a variable insurance contract. If you invest through a retirement plan, your retirement plan administrator may impose charges when you participate in the plan. In addition, variable insurance contracts and retirement plans may involve other charges and expenses not described in this prospectus. These charges and expenses are described in your variable contract account prospectus or plan document.

FUND SHARE PRICE

    The price at which Fund shares are sold and redeemed is the share price or net asset value (NAV). The share price is determined by adding the value of the Fund's investments, cash and other assets, deducting liabilities, and then dividing that value by the total number of its shares outstanding.

    The Fund's share price is calculated at the close of the regular trading session of the New York Stock Exchange (normally 4:00 p.m. New York time) each day that the Exchange is open. Share price is not calculated on the days that the Exchange is closed.

    Fund shares are purchased or redeemed at the share price next calculated after a purchase or redemption request is received by the Fund, or by any participating insurance company or retirement plan administrator who has been authorized by the Fund to accept requests on its behalf. TO RECEIVE A SPECIFIC DAY'S SHARE PRICE FOR YOUR PURCHASE OR REDEMPTION REQUEST, YOUR REQUEST MUST BE RECEIVED IN GOOD ORDER BEFORE THE CLOSE OF THE NEW YORK STOCK EXCHANGE ON THAT DAY.

    Payment for redeemed shares generally will be made within three business days following the date of the redemption request. However, payment may be postponed under unusual circumstances, such as when normal trading is not taking place on the New York Stock Exchange, an emergency as defined by the Securities and Exchange Commission exists, or as permitted by the Securities and Exchange Commission.

    When the Fund calculates share price, it values the securities it holds at market value. Sometimes market quotes for some securities are not available or are not representative of market value. Examples would be when events occur that materially affect the value of a security at a time when the security is not trading or when the securities are illiquid. In that case, securities may be valued in good faith at fair value, using consistently applied procedures decided on by the trustees. Money market instruments maturing within 60 days are valued at amortized cost, which approximates market value. Assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates quoted by one or more banks or dealers shortly before the close of the Exchange.

    The Fund's foreign securities may trade on days that the Exchange is closed and the Fund's daily share price is not calculated. As a result, the Fund's daily share price may be affected and you will not be able to purchase or redeem shares.

OTHER INFORMATION

YEAR 2000 AND EURO READINESS

    Mutual funds and businesses around the world could be adversely affected if computers do not properly process date-related information with respect to the Year 2000. Similar adverse affects could result if computers do not properly process information based on the conversion to the Euro, the new currency of the European Union which took effect on January 1, 1999. The Fund's advisor is addressing these issues for its computers and is getting reasonable assurances from the Fund's other major service providers that they too are addressing these issues to preserve smooth functioning of the Fund's trading, pricing, shareholder account, custodial and other operations. There can be no assurances, however, that all problems will be avoided.

    These computer problems could also adversely affect the Fund's investments. Improperly functioning computers may disrupt securities markets generally or result in overall economic uncertainty. Individual companies may also be adversely affected by the cost of fixing their computers, which could be substantial. The Fund's investment manager considers these issues when evaluating investments for the Fund.

REDEMPTIONS IN-KIND

    The Fund intends to redeem its shares only for cash, although in order to protect the interest of remaining shareholders, it retains the right to redeem its shares in-kind under unusual circumstances. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, transaction costs will be incurred if the securities are sold for cash. It may be difficult selling the securities and recovering the amount of the redemption if the securities are illiquid.

DISTRIBUTIONS AND TAXES

    The Fund generally make two different kinds of distributions:

    - Capital gains from the sale of portfolio securities

    - Net investment income from interest or dividends received on securities held by the Fund.

    Distributions made by the Fund will normally be capital gains. The Fund generally will not distribute net investment income, although any net investment income that is generated as a by-product of managing its portfolio will be distributed.

    The Fund intends to declare dividends representing its net investment income annually, normally in December. It is also the Fund's present policy to distribute annually all of its net realized capital gains.

    All distributions are reinvested automatically in Fund shares unless an election is made on behalf of a variable contract account or retirement plan to receive distributions in cash.

    As a variable insurance contract owner or retirement plan participant, you typically would not owe taxes on any distributions of income or capital gains made by the Fund that are attributed to your account. You may owe taxes if you make a withdrawal from your account, however, depending on the applicable tax laws. You should refer to the appropriate variable contract account prospectus or plan documents for further information on the Federal income tax treatment of the owners of variable insurance contracts and qualified plan participants.

    Whether participating insurance companies are subject to taxes on the Fund's distributions depends on its tax status. Participating insurance companies should consult their own tax advisors concerning whether distributions are subject to federal income taxes if retained as part of contract reserves.

ORGANIZATION OF THE FUND

INVESTMENT MANAGER

    Berger Associates, Inc. (Berger Associates) (210 University Blvd., Suite 900, Denver, CO 80206) serves as investment advisor, sub-advisor, administrator or sub-administrator to mutual funds and institutional investors. Berger Associates has been in the investment advisory business for 25 years. When acting as investment advisor, Berger Associates is responsible for managing the Fund's investment operations. For these services, Berger Associates earns a fee at the annual rate of 0.90% of the Fund's average daily net assets. Berger Associates also provides administrative services to the Fund.

    AMY K. SELNER, Vice President of Berger Associates, is the Fund's investment manager. Ms. Selner joined Berger Associates as a senior technology analyst in April 1996 and assumed management of the Fund in November 1998. Ms. Selner is also the investment manager of the Berger Small Company Growth Fund. Ms. Selner has more than seven years of experience in the investment industry.

PAST PERFORMANCE OF SIMILAR FUND

    The Fund's investment manager also acts as the investment manager for a corresponding retail Berger Fund, which has the same investment objective and substantially the same investment strategies and policies as the Fund. Set out below is performance information for the Fund and its corresponding retail Berger Fund. This information is provided so you can consider the performance history of the Fund's investment manager with a fund substantially similar to this Fund.

    YOU SHOULD NOT CONSIDER THE PERFORMANCE INFORMATION FOR THE CORRESPONDING RETAIL BERGER FUND AS A SUBSTITUTE FOR THE FUND'S PERFORMANCE, NOR AS AN INDICATION OF THE PAST OR FUTURE PERFORMANCE OF THE FUND.

    Despite their similarity, there are differences between the Fund and its corresponding retail Berger Fund, and performance is expected to differ. The following should be noted in considering the performance information below:

    - The Fund is smaller than its corresponding retail Berger Fund and cash flows vary significantly. Differences in asset size and in cash flow resulting from purchases and redemption of Fund shares may result in different security selections, differences in the relative weightings of securities or differences in the prices paid for particular portfolio holdings.

    - The Fund's performance information reflects fee waivers and expense reimbursements by the Fund's advisor, without which performance would be lower.

    - The information below does not reflect the deduction of charges or expenses attributable to the variable insurance contract or retirement plan through which you would be purchasing your Fund shares, which would lower your returns.

AVERAGE ANNUAL TOTAL RETURNS OF THE FUND AND SIMILAR FUND
(AS OF DECEMBER 31, 1998)

                                                                                                                    BERGER SMALL
                                                                                                                   COMPANY GROWTH
                                                                                                       THE FUND        FUND(1)
1-year                                                                                                     1.87%          3.17%
Since Inception of the Fund (5/1/96)                                                                       8.01%          6.46%
5-year                                                                                                       N/A         16.32%
Since Inception of the Berger Small Company Growth Fund (12/30/93)                                           N/A         16.32%

(1) As of December 31, 1998, the retail Berger Small Company Growth Fund had assets of approximately $670,000,000.

PORTFOLIO TURNOVER

    Portfolio changes are made whenever the Fund's investment manager believes that the Fund's goal could be better achieved by investment in another security, regardless of portfolio turnover. At times, portfolio turnover may exceed 100% per year. A turnover rate of 100% means the Fund's securities were replaced once during the year. Higher turnover rates may result in higher brokerage costs to the Fund. Portfolio turnover rates can be found under the heading "Financial Highlights."

FINANCIAL HIGHLIGHTS

    The financial highlights will help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. Total return shows how much your investment in the Fund increased or decreased during each period, assuming you reinvested all dividends and distributions, but does not reflect charges and expenses deducted by your variable insurance contract or retirement plan. PricewaterhouseCoopers LLP, independent accountants, audited this information. Their reports are included in the Fund's annual report, which is available without charge upon request.

BERGER IPT-SMALL COMPANY GROWTH FUND
For a Share Outstanding Throughout the Periods Presented

                                 YEAR ENDED      YEAR ENDED
                                DECEMBER 31,    DECEMBER 31,        PERIOD ENDED
                                    1998            1997        DECEMBER 31, 1996(1)
                                -------------   -------------   --------------------
Net asset value, beginning of
 period.......................   $    12.06      $     9.95           $  10.00
                                -------------   -------------         --------
From investment operations:
  Net investment income
   (loss).....................           --              --               0.01
  Net realized and unrealized
   gains (losses) from
   investments................         0.23            2.11              (0.06)
                                -------------   -------------         --------
Total from investment
 operations...................         0.23            2.11              (0.05)
                                -------------   -------------         --------
Less dividends and
 distributions:
  Dividends (in excess of net
   investment income).........        (0.01)             --                 --
  Distributions (from capital
   gains).....................           --              --                 --
                                -------------   -------------         --------
Total dividends and
 distributions................        (0.01)             --                 --
                                -------------   -------------         --------
Net asset value, end of
 period.......................   $    12.28      $    12.06           $   9.95
                                -------------   -------------         --------
                                -------------   -------------         --------
Total Return (2)..............        1.87%          21.21%              (0.50)%
                                -------------   -------------         --------
                                -------------   -------------         --------
Ratios/Supplemental Data:

  Net assets, end of period...   $9,858,303      $2,719,559           $291,362
  Net expense ratio to average
   net assets (3).............        1.15%           1.15%(5)           1.15%(4)(5)
  Ratio of net income (loss)
   to average net assets......        (0.11)%         0.05%              0.14%(4)
  Gross expense ratio to
   average net assets.........        2.19%           5.81%              8.57%(4)
  Portfolio turnover rate.....         147%            194%                80%

1.  For the period May 1, 1996 (commencement of operations) to December 31,
    1996.

2.  Total return not annualized for periods of less than one full year.

3. Net expenses represent gross expenses reduced by fees waived and expenses reimbursed by the advisor. Gross and net expenses do not include the deduction of any charges attributable to any particular variable insurance contract.

4.  Annualized.

5.  Restated to conform with new presentation standards.

                    FOR MORE
                    INFORMATION
                    Additional
                    information about   that it is
                    the Fund's          considered to be
                    investments is      part of the
                    available in the    prospectus.
                    Fund's semi-annual  You can get free
                    and annual reports  copies of the
                    to shareholders.    annual and
                    The Fund's annual   semi-annual
                    report contains a   reports and the
                    discussion of the   SAI, request other
                    market conditions   information or get
                    and investment      answers to your     You can also
                    strategies that     questions about     obtain copies by
                    affected the        the Fund by         visiting the SEC's
                    Fund's performance  calling or writing  Public Reference
                    over the past       either a            Room in Washington
                    year.               participating       DC. For
                    You may wish to     insurance company   information on the
                    read the Statement  or the Fund at:     operation of the
                    of Additional       The Berger Funds    Public Reference
                    Information (SAI)   P.O. Box 419958     Room, call (800)
                    for more            Kansas City, MO     SEC-0330. Copies
                    information on the  64141-6958          of documents may
                    Fund and the        (800) 259-2820      also be obtained
                    securities it       Text-only versions  by sending your
                    invests in. The     of Fund documents   request and the     Investment Company Act File
                    SAI is              can be viewed       appropriate fee to  Numbers:
                    incorporated into   online or           the SEC's Public    Berger Institutional
                    this prospectus by  downloaded from     Reference Section,  Products Trust    811-07367
                    reference, which    the SEC's web site  Washington, DC      Berger IPT-Small Company
[BERGER MOUNTAIN LOGO] means            at www.sec.gov.     20549-6009.         Growth Fund

                               BERGER IPT FUNDS

                            [WOODED HILLSIDE PHOTO]

                                   PROSPECTUS

                                  May 1, 1999

                                              BERGER/BIAM IPT-INTERNATIONAL FUND


The Securities and Exchange Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Like all mutual funds, an investment in the Berger IPT Funds is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. There is no guarantee that the Funds will meet their investment goals, and although you have the potential to make money, you could also lose money in the Funds.

BERGER/BIAM IPT-INTERNATIONAL FUND and THE BERGER MOUNTAIN LOGO are registered trademarks of Berger Associates, Inc. and other marks referred to herein are the trademarks or registered trademarks of the respective owners thereof.

                                    CONTENTS

    THE BERGER/BIAM IPT-INTERNATIONAL FUND-REGISTERED TRADEMARK- is a no-load mutual fund. A mutual fund pools money from shareholders and invests in a portfolio of securities. The following section introduces the Fund, its goal, principal investment strategies and principal risks. It also contains expense and performance information.

                                                                                  PAGE
                                                                                  -----
BERGER/BIAM IPT-INTERNATIONAL FUND-REGISTERED TRADEMARK-........................     2

INVESTMENT TECHNIQUES, SECURITIES AND ASSOCIATED RISKS
Risk and Investment Table.......................................................     6
Risk and Investment Glossary....................................................     7

BUYING AND SELLING (REDEEMING) SHARES...........................................     9
Fund Share Price................................................................     9
Other Information...............................................................     9
Distributions and Taxes.........................................................    10

ORGANIZATION OF THE FUND........................................................    10

FINANCIAL HIGHLIGHTS............................................................    12

    You may not invest in Fund shares directly. You may invest in shares only by purchasing a variable annuity or variable life insurance contract from a participating insurance company. A participating insurance company is one that has arranged to make the Fund available as an investment option under their variable insurance contracts. You may also invest in Fund shares if you participate in a qualified retirement plan and your employer has arranged to make the Fund available as an investment option under that plan.

BERGER/BIAM IPT-INTERNATIONAL FUND

[ICON]  THE FUND'S GOAL

        The Fund aims for long-term capital appreciation. In pursuing that goal, the Fund primarily invests in a portfolio consisting of common stocks of well-established foreign companies.

[ICON]  PRINCIPAL INVESTMENT STRATEGIES

        The Fund's investment manager first identifies economic and business themes that it believes provide a favorable framework for selecting stocks. Using fundamental analysis, the investment manager then selects individual companies best positioned to take advantage of opportunities presented by these themes.

    The Fund's investment manager generally looks for companies with:

    - Securities that are fundamentally undervalued relative to their long-term prospective earnings growth rates, their historic valuation levels and their competitors

    - Business operations predominantly in well-regulated and more stable foreign markets

    - Substantial size and liquidity, strong balance sheets, proven management and diversified earnings.

    The Fund invests primarily in common stocks with 65% of its total assets in securities of companies located in at least five different countries outside the United States. Recently, the Fund has been weighted toward countries in Western Europe, Australia and the Far East. However, it may also invest in other foreign countries, including developing countries. A majority of the Fund's assets are invested in mid-sized to large capitalization companies. The Fund's investment manager will generally sell a security when it no longer meets the manager's investment criteria or when it has met the manager's expectations for appreciation.

[ICON]  PRINCIPAL RISKS

        You may be interested in the Fund if you are comfortable with the risks of international investing and intend to make a long-term investment commitment. Like all managed funds, there is a risk that the investment manager's strategy for managing the Fund may not achieve the desired results. In addition, the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and anticipated events. As a result, the price of the Fund's investments may go down and you could lose money on your investment. There are additional risks with investing in foreign countries, especially in developing countries -- specifically, economic, currency, information, political and transaction risks. As a result of these additional risks, the Fund may be more volatile than a domestic stock fund. In addition, foreign stocks may not move in concert with the U.S. markets. The Fund's investments are often focused in a small number of business sectors. In addition, the Fund may invest in certain securities with unique risks, such as forward foreign currency contracts.

    See "Investment Techniques, Securities and Associated Risks" later in this prospectus for more information on principal risks and other risks.

[ICON]  THE FUND'S PAST PERFORMANCE

        The information below shows the Fund's performance for the periods indicated through December 31, 1998. These returns include reinvestment of all dividends and capital gains distributions and reflect Fund expenses. They do not, however, reflect charges and expenses deducted by your particular variable insurance contract or retirement plan. Therefore, they should only be considered along with the total return information provided by your contract or plan that reflects those charges and expenses. As with all mutual funds, past performance does not guarantee future results.

TOTAL RETURN

    Total return shows you the Fund's performance for the one full calendar year since it began.

TOTAL RETURN AS OF DECEMBER 31, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

98            16.13%

                      Best quarter:    12/31/98    19.80%
                      Worst quarter:    9/30/98    -16.53%

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 1998

    Average annual total return is a measure of the Fund's performance over time. The Fund's average annual return is compared with the Morgan Stanley Capital International Europe, Australasia and the Far East Index (EAFE Index). While the Fund does not seek to match the returns of the EAFE Index, this index is a good indicator of foreign stock markets. You may not invest in the EAFE Index and unlike the Fund, it does not incur fees or charges.

                                          LIFE OF THE
                                             FUND
                               1 YEAR    (MAY 1, 1997)
The Fund                         16.13%        7.99%
EAFE Index                       20.33%       13.74%

[ICON]  FUND EXPENSES

        The Fund does not impose charges on the sale or redemption of Fund shares. However, you bear indirectly Annual Fund Operating Expenses, which vary from year to year.

                    ANNUAL FUND OPERATING EXPENSES
                (deducted directly from the Fund)

Management Fee..............................................        .90%
Other Expenses..............................................       1.95%
                                                              ---------
TOTAL ANNUAL FUND OPERATING EXPENSES........................       2.85%
FEE WAIVER AND REIMBURSEMENT (1)............................      (1.65)%
                                                              ---------
NET EXPENSES................................................       1.20%

1. Under a written contract, the Fund's investment advisor waives its fee and reimburses the Fund to the extent that, at any time during the life of the Fund, the Fund's annual operating expenses exceed 1.20%. The contract may not be terminated or amended except by a vote of the Fund's Board of Trustees.

UNDERSTANDING EXPENSES

    Annual Fund operating expenses are paid by the Fund. As a result, they reduce the Fund's return. Fund expenses include management fees and administrative costs such as recordkeeping and reports and custodian and pricing services. They do not include any charges or expenses deducted by your variable insurance contract or retirement plan. Refer to your variable contract prospectus or retirement plan documents for an explanation of those charges and expenses.

EXAMPLE COSTS

    The following example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

    - $10,000 initial investment

    - 5% total return for each year

    - Fund operating expenses remain the same for each period

    - Redemption after the end of each period

    Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions your costs at the end of each period would be:

YEARS                                           $
------------------------------------------  ---------
One.......................................        122
Three.....................................        381
Five......................................        660
Ten.......................................      1,455

INVESTMENT TECHNIQUES, SECURITIES AND ASSOCIATED RISKS

BEFORE YOU INVEST...

in the Fund, make sure you understand the risks involved. All investments involve risk. Generally, the greater the risk, the greater the potential for return. The reverse is also generally true, the lower the risk, the lower the potential for return.

    AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. THE FUND IS NOT A COMPLETE INVESTMENT PROGRAM, BUT MAY SERVE TO DIVERSIFY OTHER TYPES OF INVESTMENTS IN YOUR PORTFOLIO. THERE IS NO GUARANTEE THAT THE FUND WILL MEET ITS INVESTMENT GOAL, AND ALTHOUGH YOU HAVE THE POTENTIAL TO MAKE MONEY, YOU COULD ALSO LOSE MONEY BY INVESTING IN THE FUND.

    The table on the opposite page will help you further understand the risks the Fund takes by investing in certain securities and the investment techniques used by the Fund. A glossary follows the table. You may get more detailed information about the risks of investing in the Fund in the Statement of Additional Information (SAI), including a discussion of debt security ratings in Appendix A to the SAI.

KEY TO TABLE

    Follow down the column and the boxes will tell you:

   /Y/     Yes, the security or technique is permitted by the Fund and is emphasized.
Y          Yes, the security or technique is permitted by the Fund.
N          No, the security or technique is not permitted by the Fund.
DIAMOND    The restriction is fundamental to the Fund. (Fundamental restrictions cannot be changed without a shareholder vote.)
5          Use of a security or technique is permitted, but subject to a restriction of up to 5% of net assets.
5A         Use of a security or technique is permitted, but subject to a restriction of up to 5% of total assets.
25A        Use of a security or technique is permitted, but subject to a restriction of up to 25% of total assets.
15         Use of a security or technique is permitted, but subject to a restriction of up to 15% of net assets.

INVESTMENT TECHNIQUES, SECURITIES AND ASSOCIATED RISKS

RISK AND INVESTMENT TABLE

                                                                                                           BERGER/BIAM IPT-
                                                                                                             INTERNATIONAL
                                                                                                                 FUND
DIVERSIFICATION                                                                                                 DIAMOND
SMALL AND MID-SIZED COMPANY SECURITIES                                                                             Y
MARKET, LIQUIDITY AND INFORMATION RISK
FOREIGN SECURITIES                                                                                                /Y/
MARKET, CURRENCY, TRANSACTION, LIQUIDITY, INFORMATION AND POLITICAL RISK
SECTOR FOCUS                                                                                                      /Y/
MARKET AND LIQUIDITY RISK
CONVERTIBLE SECURITIES (1)                                                                                         Y
MARKET, INTEREST RATE AND CREDIT RISK
INVESTMENT GRADE BONDS (NONCONVERTIBLE)                                                                            Y
INTEREST RATE, MARKET AND CREDIT RISK
COMPANIES WITH LIMITED OPERATING HISTORIES                                                                         Y
MARKET, LIQUIDITY AND INFORMATION RISK
ILLIQUID AND RESTRICTED SECURITIES                                                                                15
MARKET, LIQUIDITY AND TRANSACTION RISK
SPECIAL SITUATIONS                                                                                                 Y
MARKET AND INFORMATION RISK
TEMPORARY DEFENSIVE MEASURES                                                                                       N
OPPORTUNITY RISK
BORROWING                                                                                                     25ADIAMOND
LEVERAGE RISK
HEDGING STRATEGIES
FINANCIAL FUTURES (2)                                                                                              N
HEDGING, CORRELATION, OPPORTUNITY AND LEVERAGE RISK
FORWARD FOREIGN CURRENCY CONTRACTS (2)                                                                            /Y/
HEDGING, CREDIT, CORRELATION, OPPORTUNITY AND LEVERAGE RISK
OPTIONS (2)                                                                                                        N
(EXCHANGE-TRADED AND OVER-THE-COUNTER)
HEDGING, CREDIT, CORRELATION AND LEVERAGE RISK
WRITING (SELLING) COVERED CALL OPTIONS (2)                                                                         N
(EXCHANGE-TRADED AND OVER-THE-COUNTER)
OPPORTUNITY, CREDIT AND LEVERAGE RISK

NOTES TO TABLE

1. The Fund has no minimum quality standards for convertible securities, although it will not invest in defaulted securities. It also will not invest 20% or more of its assets in convertible securities rated below investment grade or in unrated convertible securities that the advisor considers to be below investment grade.

2. The Fund may use forwards only for hedging. The Fund's aggregate obligations under these contracts may not exceed the total market value of the assets being hedged, such as some or all of the value of the Fund's securities denominated in a particular foreign currency.

RISK AND INVESTMENT GLOSSARY

    BORROWING refers to a loan of money from a bank or other financial institution undertaken by the Fund for temporary or emergency reasons only.

    COMMON STOCK is a share of ownership (equity) interest in a company.

    COMPANIES WITH LIMITED OPERATING HISTORIES are securities issued by companies that have been in continuous operation for less than three years. Sometimes called "unseasoned" issuers.

    CONVERTIBLE SECURITIES are debt or equity securities which may be converted on specified terms into stock of the issuer.

    CORRELATION RISK occurs when the Fund "hedges" -- uses one investment to offset the Fund's position in another. If the two investments do not behave in relation to one another the way the Fund's manager expects them to, then unexpected results may occur.

    CREDIT RISK means that the issuer of a security or the counterparty to an investment contact may default or become unable to pay its obligations when due.

    CURRENCY RISK happens when the Fund buys or sells a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar. Adverse changes in foreign currency value can cause investment losses when the Fund's investments are converted to U.S. dollars.

    DIVERSIFICATION means a diversified fund may not, with respect to at least 75% of its assets, invest more than 5% in the securities of one company. A nondiversified fund may be more volatile than a diversified fund because it invests more of its assets in a smaller number of companies and the gains or losses on a single stock will therefore have a greater impact on the fund's share price. The Fund is a diversified fund.

    FINANCIAL FUTURES are exchange-traded contracts on securities, securities indexes or foreign currencies that obligate the holder to take or make future delivery of a specified quantity of those underlying securities or currencies on a predetermined future date.

    FOREIGN SECURITIES are issued by companies located outside of the United States. The Fund considers a company to be located outside the United States if the principal securities trading market for its equity securities is located outside the U.S. or it is organized under the laws of, and has a principal office in, a country other than the U.S.

    FORWARD FOREIGN CURRENCY CONTRACTS are privately negotiated contracts committing the holder to purchase or sell a specified quantity of a foreign currency on a predetermined future date.

    HEDGING RISK comes into play when the Fund uses a security whose value is based on an underlying security or index to "offset" the Fund's position in another security or currency. The objective of hedging is to offset potential losses in one security with gains in the hedge. But a hedge can eliminate or reduce gains as well as offset losses. (Also see "Correlation risk.")

    ILLIQUID AND RESTRICTED SECURITIES are securities which, by rules of their issue or by their nature, cannot be sold readily. These include illiquid Rule 144A securities.

    INFORMATION RISK means that information about a security or issuer might not be available, complete, accurate or comparable.

    INTEREST RATE RISK is the risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities are subject to greater interest rate risk.

    INVESTMENT GRADE BONDS are rated BBB (STANDARD & POOR'S) or Baa (MOODY'S) or above. Bonds rated below investment grade are subject to greater credit risk than investment grade bonds.

    LEVERAGE RISK occurs in some securities or techniques that tend to magnify the effect of small changes in an index or a market. This can result in a loss that exceeds the amount that was invested in the contract.

    LIQUIDITY RISK occurs when investments cannot be sold readily. The Fund may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

    MARKET CAPITALIZATION is the total current market value of a company's outstanding common stock.

    MARKET RISK exists in all mutual funds and means the risk that the prices of securities in a market, a sector, or an industry will fluctuate, and that such movements might reduce an investment's value.

    OPPORTUNITY RISK means missing out on an investment opportunity because the assets necessary to take advantage of it are committed to less advantageous investments or strategies.

    OPTIONS are contracts giving the holder the right but not the obligation to purchase or sell a security on or before a predetermined future date for a fixed price. Options on securities indexes are similar, but settle in cash.

    POLITICAL RISK comes into play with investments, particularly foreign investments, which may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors.

    SECTOR FOCUS occurs when a significant portion of the Fund's assets are invested in a relatively small number of related industries. The Fund will not concentrate more than 25% of its total assets in any one industry. Sector focus may increase both market and liquidity risk.

    SMALL AND MID-SIZED COMPANY SECURITIES are securities issued by small or mid-sized companies, as measured by their market capitalization. The market capitalization range targeted by the Fund appears under the heading "Principal Investment Strategies." In general, the smaller the company, the greater its risks.

    SPECIAL SITUATIONS are companies about to undergo a structural, financial or management change which may significantly affect the value of their securities.

    TEMPORARY DEFENSIVE MEASURES may be taken when a fund's investment manager believes they are warranted due to market conditions. When this happens, a fund may increase its investment in government securities and other short-term securities without regard to a fund's investment restrictions, policies or normal investment emphasis.

    TRANSACTION RISK means that the Fund may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

    WRITING (SELLING) COVERED CALL OPTIONS is the selling of a contract to another party which gives them the right but not the obligation to buy a particular security from you.

BUYING AND REDEEMING (SELLING) SHARES

    The Fund sells its shares to variable contract accounts of participating insurance companies or to qualified retirement plans. You may invest in Fund shares only through this type of variable insurance contract or retirement plan. If you invest through a variable insurance contract, your variable contract account prospectus will explain how you can purchase or surrender a contract, withdraw a portion of your investment, allocate to one or more funds or change existing allocations among investment alternatives. If you invest through a retirement plan, your retirement plan documents will explain this information. The Fund may not be available under a particular contract or plan, and certain contracts or plans may limit your ability to allocate amounts among funds.

    The Fund does not impose any sales charges, commissions or redemption fees for the sale or redemption of Fund shares. However, your participating insurance company may impose a sales charge or other charge when you purchase a variable insurance contract. If you invest through a retirement plan, your retirement plan administrator may impose charges when you participate in the plan. In addition, variable insurance contracts and retirement plans may involve other charges and expenses not described in this prospectus. These charges and expenses are described in your variable contract account prospectus or plan document.

FUND SHARE PRICE

    The price at which Fund shares are sold and redeemed is the share price or net asset value (NAV). The share price is determined by adding the value of the Fund's investments, cash and other assets, deducting liabilities, and then dividing that value by the total number of its shares outstanding.

    The Fund's share price is calculated at the close of the regular trading session of the New York Stock Exchange (normally 4:00 p.m. New York time) each day that the Exchange is open. Share price is not calculated on the days that the Exchange is closed.

    Fund shares are purchased or redeemed at the share price next calculated after a purchase or redemption request is received by the Fund, or by any participating insurance company or retirement plan administrator who has been authorized by the Fund to accept requests on its behalf. TO RECEIVE A SPECIFIC DAY'S SHARE PRICE FOR YOUR PURCHASE OR REDEMPTION REQUEST, YOUR REQUEST MUST BE RECEIVED IN GOOD ORDER BEFORE THE CLOSE OF THE NEW YORK STOCK EXCHANGE ON THAT DAY.

    Payment for redeemed shares generally will be made within three business days following the date of the redemption request. However, payment may be postponed under unusual circumstances, such as when normal trading is not taking place on the New York Stock Exchange, an emergency as defined by the Securities and Exchange Commission exists, or as permitted by the Securities and Exchange Commission.

    When the Fund calculates share price, it values the securities it holds at market value. Sometimes market quotes for some securities are not available or are not representative of market value. Examples would be when events occur that materially affect the value of a security at a time when the security is not trading or when the securities are illiquid. In that case, securities may be valued in good faith at fair value, using consistently applied procedures decided on by the trustees. Money market instruments maturing within 60 days are valued at amortized cost, which approximates market value. Assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates quoted by one or more banks or dealers shortly before the close of the Exchange.

    The Fund's foreign securities may trade on days that the Exchange is closed and the Fund's daily share price is not calculated. As a result, the Fund's daily share price may be affected and you will not be able to purchase or redeem shares.

OTHER INFORMATION

YEAR 2000 AND EURO READINESS

    Mutual funds and businesses around the world could be adversely affected if computers do not properly process date-related information with respect to the Year 2000. Similar adverse affects could result if computers do not properly process information based on the conversion to the Euro, the new currency of the European Union which took effect on January 1, 1999. The Fund's advisor is addressing these issues for its computers and is getting reasonable assurances from the Fund's other major service providers that they too are addressing these issues to preserve smooth functioning of the Fund's trading, pricing, shareholder account, custodial and other operations. There can be no assurances, however, that all problems will be avoided.

    These computer problems could also adversely affect the Fund's investments. Improperly functioning computers may disrupt securities markets generally or result in overall economic uncertainty. Individual companies may also be adversely affected by the cost of fixing their computers, which could be substantial. The Fund's investment manager considers these issues when evaluating investments for the Fund.

REDEMPTIONS IN-KIND

    The Fund intends to redeem its shares only for cash, although in order to protect the interest of remaining shareholders, it retains the right to redeem its shares in-kind under unusual circumstances. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, transaction costs will be incurred if the securities are sold for cash. It may be difficult selling the securities and recovering the amount of the redemption if the securities are illiquid.

DISTRIBUTIONS AND TAXES

    The Fund generally make two different kinds of distributions:

    - Capital gains from the sale of portfolio securities

    - Net investment income from interest or dividends received on securities held by the Fund.

    Distributions made by the Fund will normally be capital gains. The Fund generally will not distribute net investment income, although any net investment income that is generated as a by-product of managing its portfolio will be distributed.

    The Fund intends to declare dividends representing its net investment income annually, normally in December. It is also the Fund's present policy to distribute annually all of its net realized capital gains.

    All distributions are reinvested automatically in Fund shares unless an election is made on behalf of a variable contract account or retirement plan to receive distributions in cash.

    As a variable insurance contract owner or retirement plan participant, you typically would not owe taxes on any distributions of income or capital gains made by the Fund that are attributed to your account. You may owe taxes if you make a withdrawal from your account, however, depending on the applicable tax laws. You should refer to the appropriate variable contract account prospectus or plan documents for further information on the Federal income tax treatment of the owners of variable insurance contracts and qualified plan participants.

    Whether participating insurance companies are subject to taxes on the Fund's distributions depends on its tax status. Participating insurance companies should consult their own tax advisors concerning whether distributions are subject to federal income taxes if retained as part of contract reserves.

ORGANIZATION OF THE FUND

INVESTMENT MANAGER

    BBOI WORLDWIDE LLC (BBOI) (210 University Blvd., Suite 900, Denver, CO 80206) was formed in 1996 as a joint venture between Berger Associates, Inc. and Bank of Ireland Asset Management (U.S.) Limited (BIAM). As investment advisor, BBOI oversees, evaluates and monitors the investment advisory services provided by BIAM as sub-advisor. For these services, BBOI earns a fee at the annual rate of 0.90% of the Fund's average daily net assets. BBOI also provides administrative services to the Fund.

    BANK OF IRELAND ASSET MANAGEMENT (U.S.) LIMITED (BIAM) ((20 Horseneck Lane, Greenwich, CT 06830) (representative office); (26 Fitzwilliam Place, Dublin 2, Ireland) (main office)) serves as investment advisor or sub-advisor to pension and profit-sharing plans and other institutional investors and mutual funds. Bank of Ireland's investment management group was founded in 1966. As sub-advisor, BIAM manages the investments in the Fund.

    BIAM, using a team approach, has been the investment manager for the Fund since its inception in 1997. BIAM is the sub-advisor to the Fund and is part of Bank of Ireland's asset management group, established in 1966. BIAM is also the investment manager for the Berger/BIAM International Portfolio. Most of the team of investment professionals have been with the group for at least ten years.

PAST PERFORMANCE OF SIMILAR FUND

    The Fund's investment manager also acts as the investment manager for a corresponding retail Berger Fund, which has the same investment objective and substantially the same investment strategies and policies as the Fund. Set out below is performance information for the Fund and its corresponding retail Berger Fund. This information is provided so you can consider the performance history of the Fund's investment manager with a fund substantially similar to this Fund.

    YOU SHOULD NOT CONSIDER THE PERFORMANCE INFORMATION FOR THE CORRESPONDING RETAIL BERGER FUND AS A SUBSTITUTE FOR THE FUND'S PERFORMANCE, NOR AS AN INDICATION OF THE PAST OR FUTURE PERFORMANCE OF THE FUND.

    Despite their similarity, there are differences between the Fund and its corresponding retail Berger Fund, and performance is expected to differ. The following should be noted in considering the performance information below:

    - The Fund is smaller than its corresponding retail Berger Fund and cash flows vary significantly. Differences in asset size and in cash flow resulting from purchases and redemption of Fund shares may result in different security selections, differences in the relative weightings of securities or differences in the prices paid for particular portfolio holdings.

    - The Fund's performance information reflects fee waivers and expense reimbursements by the Fund's advisor, without which performance would be lower.

    - The information below does not reflect the deduction of charges or expenses attributable to the variable insurance contract or retirement plan through which you would be purchasing your Fund shares, which would lower your returns.

AVERAGE ANNUAL TOTAL RETURNS OF THE FUND AND SIMILAR FUND
(AS OF DECEMBER 31, 1998)

                                                                                                                      BERGER/BIAM
                                                                                                                     INTERNATIONAL
                                                                                                         THE FUND     FUND(1)(2)
1-year                                                                                                      16.13%        14.92%
Since Inception of the Fund (5/1/97)                                                                         7.99%        10.56%
5-year                                                                                                         N/A         8.94%
Since Inception of the Berger/BIAM International Fund (7/31/89)                                                N/A        12.57%

(1) As of December 31, 1998, the retail Berger/BIAM International Fund had assets of approximately $19,000,000.

(2) Performance figures for the retail Berger/BIAM International Fund covering periods prior to October 11, 1996, include the performance of a pool of assets advised by that Fund's investment manager for periods before that Fund began operations. This performance was adjusted to reflect the increased expenses expected in operating that Fund, net of fee waivers. The asset pool was not registered with the SEC and was not subject to the investment restrictions imposed on mutual funds. If the pool had been registered, its performance might have been adversely affected.

PORTFOLIO TURNOVER

    Portfolio changes are made whenever the Fund's investment manager believes that the Fund's goal could be better achieved by investment in another security, regardless of portfolio turnover. At times, portfolio turnover may exceed 100% per year. A turnover rate of 100% means the Fund's securities were replaced once during the year. Higher turnover rates may result in higher brokerage costs to the Fund. Portfolio turnover rates can be found under the heading "Financial Highlights."

FINANCIAL HIGHLIGHTS

The financial highlights will help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. Total return shows how much your investment in the Fund increased or decreased during each period, assuming you reinvested all dividends and distributions, but does not reflect charges and expenses deducted by your variable insurance contract or retirement plan. PricewaterhouseCoopers LLP, independent accountants, audited this information. Their reports are included in the Fund's annual report, which is available without charge upon request.

BERGER/BIAM IPT-INTERNATIONAL FUND
For a Share Outstanding Throughout the Periods Presented

                                 YEAR ENDED
                                DECEMBER 31,        PERIOD ENDED
                                    1998        DECEMBER 31, 1997(1)
                                -------------   --------------------
Net asset value, beginning of
 period.......................   $     9.79          $    10.00
                                -------------       -----------
From investment operations:
  Net investment income
   (loss).....................         0.08                0.05
  Net realized and unrealized
   gains (losses) from
   investments................         1.50               (0.26)
                                -------------       -----------
Total from investment
 operations...................         1.58               (0.21)
                                -------------       -----------
Less dividends and
 distributions:
  Dividends (from net
   investment income).........        (0.14)                 --
  Distributions (in excess of
   capital gains).............        (0.02)                 --
                                -------------       -----------
Total dividends and
 distributions................        (0.16)                 --
                                -------------       -----------
Net asset value, end of
 period.......................   $    11.21          $     9.79
                                -------------       -----------
                                -------------       -----------
Total Return (2)..............       16.13%               (2.10)%
                                -------------       -----------
                                -------------       -----------
Ratios/Supplemental Data:

  Net assets, end of period...   $5,430,076          $2,705,831
  Net expense ratio to average
   net assets (3).............        1.20%               1.20%(4)(5)
  Ratio of net income (loss)
   to average net assets......        2.85%               0.86%(4)
  Gross expense ratio to
   average net assets.........        2.85%               3.83%(4)
  Portfolio turnover rate.....          20%                 14%

1.  For the period May 1, 1997 (commencement of operations) to December 31,
    1997.

2.  Total return not annualized for periods of less than one full year.

3. Net expenses represent gross expenses reduced by fees waived and expenses reimbursed by the advisor. Gross and net expenses do not include the deduction of any charges attributable to any particular variable insurance contract.

4.  Annualized.

5.  Restated to conform with new presentation standards.

                    FOR MORE
                    INFORMATION
                    Additional
                    information about   that it is
                    the Fund's          considered to be
                    investments is      part of the
                    available in the    prospectus.
                    Fund's semi-annual  You can get free
                    and annual reports  copies of the
                    to shareholders.    annual and
                    The Fund's annual   semi-annual
                    report contains a   reports and the
                    discussion of the   SAI, request other
                    market conditions   information or get
                    and investment      answers to your     You can also
                    strategies that     questions about     obtain copies by
                    affected the        the Fund by         visiting the SEC's
                    Fund's performance  calling or writing  Public Reference
                    over the past       either a            Room in Washington
                    year.               participating       DC. For
                    You may wish to     insurance company   information on the
                    read the Statement  or the Fund at:     operation of the
                    of Additional       The Berger Funds    Public Reference
                    Information (SAI)   P.O. Box 419958     Room, call (800)
                    for more            Kansas City, MO     SEC-0330. Copies
                    information on the  64141-6958          of documents may
                    Fund and the        (800) 259-2820      also be obtained
                    securities it       Text-only versions  by sending your
                    invests in. The     of Fund documents   request and the     Investment Company Act File
                    SAI is              can be viewed       appropriate fee to  Numbers:
                    incorporated into   online or           the SEC's Public    Berger Institutional
                    this prospectus by  downloaded from     Reference Section,  Products Trust    811-07367
                    reference, which    the SEC's web site  Washington, DC      Berger/BIAM
[BERGER MOUNTAIN LOGO] means            at www.sec.gov.     20549-6009.         IPT-International Fund

                        BERGER IPT - SMALL COMPANY GROWTH FUND

                                BERGER IPT - 100 FUND

                         BERGER/BIAM IPT - INTERNATIONAL FUND

                         BERGER IPT - GROWTH AND INCOME FUND



                         STATEMENT OF ADDITIONAL INFORMATION

          This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus for the four Funds listed above (the "Funds"), dated May 1, 1999, as it may be amended or supplemented from time to time, which may be obtained by writing the Funds at P.O. Box 5005, Denver, Colorado 80217, or calling 1-800-706-0539. Each of the Funds is a series of Berger Institutional Products Trust (the "Trust").

          Shares of the Funds are not offered directly to the public, but are sold only in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts") issued by life insurance companies ("Participating Insurance Companies"), as well as to certain qualified retirement plans.

          The financial statements of each of the Funds for the fiscal year ended December 31, 1998, and the related Report of Independent Accountants on those statements, are incorporated into this SAI by reference from the Funds' 1998 Annual Report to Shareholders dated December 31, 1998. A copy of that Annual Report is available, without charge, upon request, by calling 1-800-706-0539, or by contacting a Participating Insurance Company.




                                     MAY 1, 1999

                                  TABLE OF CONTENTS
                                          &
                            CROSS-REFERENCES TO PROSPECTUS


--------------------------------------------------------------------------------
 Section                                  Page  Cross-references to
                                          No.   Related Disclosures
                                                In Prospectus
--------------------------------------------------------------------------------
 Introduction                             1     Contents
--------------------------------------------------------------------------------
 1. Investment Strategies and Risks of    1     Berger IPT Funds;
 the Funds                                      Investment Techniques,
                                                Securities and Associated Risks
--------------------------------------------------------------------------------
 2. Investment Restrictions               15    Berger IPT Funds;
                                                Investment Techniques,
                                                Securities and Associated Risks
--------------------------------------------------------------------------------
 3. Management of the Funds               21    Organization of the Funds
--------------------------------------------------------------------------------
 4. Investment Advisors and Sub-Advisor   25    Organization of the Funds
--------------------------------------------------------------------------------
 5. Expenses of the Funds                 29    Berger IPT Funds;
                                                Organization of the Funds;
                                                Financial Highlights for the
                                                Funds
--------------------------------------------------------------------------------
 6. Brokerage Policy                      32    Organization of the Funds
--------------------------------------------------------------------------------
 7. How To Purchase and Redeem Shares In  35    Buying and Selling (Redeeming)
 the Funds                                      Shares
--------------------------------------------------------------------------------
 8. Suspension of Redemption Rights       36    Buying and Selling (Redeeming)
                                                Shares
--------------------------------------------------------------------------------
 9.  How the Net Asset Value is           37    Fund Share Price
 Determined
--------------------------------------------------------------------------------
 10.  Income Dividends, Capital Gains     36    Distributions and Taxes
 Distributions and Tax Treatment
--------------------------------------------------------------------------------
 11. Performance Information              37    Berger IPT Fund; Financial
                                                Highlights for the Funds
--------------------------------------------------------------------------------
 12. Additional Information               40    Other Information
--------------------------------------------------------------------------------
 Financial Statements                     43    Financial Highlights for the
                                                Funds
--------------------------------------------------------------------------------

                                     INTRODUCTION

          The Funds are diversified portfolios or series of the Berger Institutional Products Trust, an open-end, management investment company. Although each Fund is offering only its own shares and is not participating in the sale of the shares of the other Funds, it is possible that a Fund might become liable for any misstatement, inaccuracy or incomplete disclosure in the Prospectus or SAI concerning the other Funds.

1.        INVESTMENT STRATEGIES AND RISKS OF THE FUNDS

          The Prospectus describes the investment objective of each of the Funds and the principal investment policies and strategies used to achieve that objective. It also describes the principal risks of investing in each Fund.

          This section contains supplemental information concerning the types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize and certain risks attendant to those investments, policies and strategies.

          COMMON AND PREFERRED STOCKS. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis. Profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay dividends, any of the Funds may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividends. Such investments would be made primarily for their capital appreciation potential. All investments in stocks are subject to market risk, meaning that their prices may move up and down with the general stock market, and that such movements might reduce their value.

          DEBT SECURITIES. Debt securities (such as bonds or debentures) are fixed-income securities which bear interest and are issued by corporations or governments. The issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal on a specific maturity date. In addition to market risk, debt securities are generally subject to two other kinds of risk: credit risk and interest rate risk. Credit risk refers to the ability of the issuer to meet interest or principal payments as they come due. The lower the rating given a security by a rating service (such as Moody's Investor Service ("Moody's") and Standard & Poor's ("S&P")), the greater the credit risk the rating service perceives with respect to that security. None of the Funds will purchase any nonconvertible securities rated below investment grade (Ba or lower by Moody's, BB or lower by S&P). In cases where the ratings assigned by more than one rating agency differ, the Funds will consider the security as rated in the higher category. If nonconvertible securities purchased by a Fund are downgraded to below investment grade following purchase, the trustees of the Fund, in consultation with the Fund's advisor or sub-advisor, will determine what action, if any, is appropriate in light of all relevant circumstances. For a further discussion of debt security ratings, see Appendix A to this Statement of Additional Information.

          Interest rate risk refers to the fact that the value of fixed-income securities (like debt securities) generally fluctuates in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the price of fixed-income securities held by a Fund. Conversely, during periods of rising interest rates, the value of fixed-income securities held by a Fund will generally decline. Longer-term securities are generally more sensitive to interest rate changes and are more volatile than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks.

          Certain debt securities can also present prepayment risk. For example, a security may contain redemption and call provisions. If an issuer exercises these provisions when interest rates are declining, the Fund could sustain investment losses as well as have to reinvest the proceeds from the security at lower interest rates, resulting in a decreased return for the Fund.

          FOREIGN SECURITIES. Each Fund may invest in foreign securities, which may be traded in foreign markets and denominated in foreign currency. The Funds' investments may also include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) which are similar to ADRs, in bearer form, designed for use in the European securities markets, and in Global Depositary Receipts (GDRs).

          Investments in foreign securities involve some risks that are different from the risks of investing in securities of U.S. issuers, such as the risk of adverse political, social, diplomatic and economic developments and, with respect to certain countries, the possibility of expropriation, taxes imposed by foreign countries or limitations on the removal of monies or other assets of the Funds. Moreover, the economies of individual foreign countries will vary in comparison to the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Securities of some foreign companies, particularly those in developing countries, are less liquid and more volatile than securities of comparable domestic companies. A developing country generally is considered to be in the initial stages of its industrialization cycle. Investing in the securities of developing countries may involve exposure to economic structures that are less diverse and mature, and to political systems that can be expected to have less stability than developed countries.

          There also may be less publicly available information about foreign issuers and securities than domestic issuers and securities, and foreign issuers generally are not subject to accounting, auditing and financial reporting standards, requirements and practices comparable to those applicable to domestic issuers. Also, there is generally less government supervision and regulation of exchanges, brokers, financial institutions and issuers in foreign countries than there is in the U.S. Foreign financial markets typically have substantially less volume than U.S. markets. Foreign markets also have different clearance and settlement procedures and, in certain markets, delays or other factors could make it difficult to effect transactions, potentially causing a Fund to experience losses or miss investment opportunities.

          Costs associated with transactions in foreign securities are generally higher than with transactions in U.S. securities. A Fund will incur greater costs in maintaining assets in foreign jurisdictions and in buying and selling foreign securities generally, resulting in part from converting foreign currencies into U.S. dollars. In addition, a Fund might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts, which may heighten the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

          For any Fund invested in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of the investments in its portfolio and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. If the foreign currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the foreign currency against the U.S. dollar would adversely affect the dollar value of the foreign securities. Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets, which are in turn affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

          PASSIVE FOREIGN INVESTMENT COMPANIES (PFICs). The Funds may purchase the securities of certain companies considered Passive Foreign Investment Companies (PFICs) under U.S. tax laws. For certain types of PFICs, in addition to bearing their proportionate share of a Fund's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such PFIC. PFIC investments also may be subject to less favorable U.S. tax treatment, as discussed in Section 9 below.

          SECTOR FOCUS. A significant portion of some of the Funds' assets may be invested in a relatively small number of related industries. However, none of the Funds will concentrate 25% or more of its total assets in any one industry. Sector focus may increase both market risk (share price volatility) and liquidity risk.

          SECURITIES OF SMALLER COMPANIES. All of the Funds may invest in, and the portfolio of the Berger IPT - Small Company Growth Fund will be weighted toward, securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (that is, more abrupt or erratic price movements) than investments in larger, more mature companies since smaller companies may be at an earlier stage of development and may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Smaller companies also may be less significant factors within their industries and may have difficulty withstanding competition from larger companies. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

          SPECIAL SITUATIONS. Each Fund may also invest in "special situations." Special situations are companies that have recently experienced or are anticipated to experience a significant change in structure, management, products or services which may significantly affect the value of their securities. Examples of special situations are companies being reorganized or merged, companies emerging from bankruptcy, companies introducing unusual new products or which enjoy particular tax advantages. Other examples are companies experiencing changes in senior management, extraordinary corporate events, significant changes in cost or capital structure or which are believed to be probable takeover candidates. The opportunity to invest in special situations, however, is limited and depends in part on the market's assessment of these companies and their circumstances. By its nature, a "special situation" company involves to some degree a break with the company's past experience. This creates greater uncertainty and potential risk of loss than if the company were operating according to long-established patterns. In addition, stocks of companies in special situations may decline or not appreciate as expected if an anticipated change or development does not occur or is not assessed by the market as favorably as expected.

          HEDGING TRANSACTIONS. Each Fund except the Berger/BIAM IPT - International Fund is authorized to make limited use of certain types of futures, forwards and/or options, but only for the purpose of hedging, that is, protecting against market risk due to market movements that may adversely affect the value of a Fund's securities or the price of securities that a Fund is considering purchasing. The utilization of futures, forwards and options is also subject to policies and procedures which may be established by the trustees from time to time. In addition, none of the Funds is required to hedge. Decisions regarding hedging are subject to the advisor's or sub-advisor's judgment of the cost of the hedge, its potential effectiveness and other factors the advisor or sub-advisor considers pertinent.

          Currently, the Berger IPT -International Fund is authorized to invest only in forward contracts for hedging purposes and is not permitted to invest in futures or options. If the trustees ever authorize the Berger/BIAM IPT - International Fund to invest in futures or options, such investments would be permitted solely for hedging purposes, and the Fund would not be permitted to invest more than 5% of its net assets at the time of purchase in initial margins for financial futures transactions and premiums for options. In addition, the advisor or sub-advisor for the Berger/BIAM IPT - International Fund may be required to obtain bank regulatory approval before the Fund engages in futures and options transactions. The following information about the Funds' hedging transactions using futures, forwards and options should be read to exclude the Berger/BIAM IPT - International Fund, except to the extent the information relates to forward contracts.

          A hedging transaction may partially protect a Fund from a decline in the value of a particular security or its portfolio generally, although hedging may also limit a Fund's opportunity to profit from favorable price movements, and the cost of the transaction will reduce the potential return on the security or the portfolio. Use of these instruments by a Fund involves the potential for a loss that may exceed the amount of initial margin the Fund would be permitted to commit to the contracts under its investment limitation, or in the case of a call option written by the Fund, may exceed the premium received for the option. However, a Fund is permitted to use such instruments for hedging purposes only, and only if the aggregate amount of its obligations under these contracts does not exceed the total market value of the assets the Fund is attempting to hedge, such as a portion or all of its exposure to equity securities or its holding in a specific foreign currency. To help ensure that the Fund will be able to meet its obligations under its futures and forward contracts and its obligations under options written by that Fund, the Fund will be required to maintain liquid assets in a segregated account with its custodian bank or to set aside portfolio securities to "cover" its position in these contracts.

          The principal risks of a Fund utilizing futures transactions, forward contracts and options are: (a) losses resulting from market movements not anticipated by the Fund; (b) possible imperfect correlation between movements in the prices of futures, forwards and options and movements in the prices of the securities or currencies hedged or used to cover such positions; (c) lack of assurance that a liquid secondary market will exist for any particular futures or options at any particular time, and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close a position when so desired; (d) lack of assurance that the counterparty to a forward contract would be willing to negotiate an offset or termination of the contract when so desired; and (e) the need for additional information and skills beyond those required for the management of a portfolio of traditional securities. In addition, when the Fund enters into an over-the-counter contract with a counterparty, the Fund will assume counterparty credit risk, that is, the risk that the counterparty will fail to perform its obligations, in which case the Fund could be worse off than if the contract had not been entered into.

          Following is additional information concerning the futures, forwards and options which the Funds may utilize, provided that no more than 5% of the Fund's net assets at the time the contract is entered into may be used for initial margins for financial futures transactions and premiums paid for the purchase of options. In addition, a Fund may only write call options that are covered and only up to 25% of the Fund's total assets. The following information should be read in conjunction with the information concerning the Funds' use of futures, forwards and options and the risks of such instruments contained in the Prospectus.

          FUTURES CONTRACTS. Financial futures contracts are exchange-traded contracts on financial instruments (such as securities and foreign currencies) and securities indices that obligate the holder to take or make delivery of a specified quantity of the underlying financial instrument, or the cash value of an index, at a future date. Although futures contracts by their terms call for the delivery or acquisition of the underlying instruments or a cash payment based on the mark-to-market value of the underlying instruments, in most cases the contractual obligation will be offset before the delivery date by buying (in the case of an obligation to sell) or selling (in the case of an obligation to buy) an identical futures contract. Such a transaction cancels the original obligation to make or take delivery of the instruments.

          Each Fund may enter into contracts for the purchase or sale for future delivery of financial instruments, such as securities and foreign currencies, or contracts based on financial indices including indices of U.S. Government securities, foreign government securities or equity securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant (an "FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

          Both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when a futures contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or other liquid assets. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to the other party to settle the change in value on a daily basis. Initial and variation margin payments are similar to good faith deposits or performance bonds or party-to-party payments resulting from daily changes in the value of the contract, unlike margin extended by a securities broker, and would be released or credited to the Funds upon termination of the futures contract, assuming all contractual obligations have been satisfied. Unlike margin extended by a securities broker, initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Fund's investment limitations. A Fund will incur brokerage fees when its buys or sells futures contracts.

          In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM's other customers. A Fund will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Fund does business and by depositing margin payments in a segregated account with the Fund's custodian for the benefit of the FCM when practical or otherwise required by law.

          Each Fund intends to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Accordingly, a Fund will not enter into any futures contract or option on a futures contract if, as a result, the aggregate initial margin and premiums required to establish such positions would exceed 5% of the Fund's net assets.

          Although a Fund would hold cash and liquid assets in a segregated account with a mark-to-market value sufficient to cover the Fund's open futures obligations, the segregated assets would be available to the Fund immediately upon closing out the futures position.

          The acquisition or sale of a futures contract may occur, for example, when a Fund is considering purchasing or holds equity securities and seeks to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, the Fund might sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the Fund and thereby preventing the Fund's net asset value from declining as much as it otherwise would have. A Fund also could protect against potential price declines by selling portfolio securities and investing in money market instruments. However, the use of futures contracts as a hedging technique allows a Fund to maintain a defensive position without having to sell portfolio securities.

          Similarly, when prices of equity securities are expected to increase, futures contracts may be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. Since the fluctuations in the value of futures contracts should be similar to those of equity securities, a Fund could take advantage of the potential rise in the value of equity securities without buying them until the market has stabilized. At that time, the futures contracts could be liquidated and the Fund could buy equity securities on the cash market.

          The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by a Fund still may not result in a successful use of futures.

          Futures contracts entail additional risks. Although a Fund will only utilize futures contracts when it believes that use of such contracts will benefit the Fund, if the Fund's investment judgment is incorrect, the Fund's overall performance could be worse than if the Fund had not entered into futures contracts. For example, if the Fund has hedged against the effects of a possible decrease in prices of securities held in the Fund's portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in the Fund's futures positions. In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to the Fund. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, a buyer or seller of futures contracts could lose amounts substantially in excess of any initial margin deposits made, due to the potential for adverse price movements resulting in additional variation margin being required by such positions. However, each Fund intends to monitor its investments closely and will attempt to close its positions when the risk of loss to the Fund becomes unacceptably high.

          The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not match exactly the Fund's current or potential investments. A Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests -- for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities -- which involves a risk that the futures position will not correlate precisely with the performance of the Fund's investments.

          Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund may buy or sell futures contracts with a value less than or equal to the securities it wishes to hedge or is considering purchasing. If price changes in a Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Fund's other investments.

          Because futures contracts are generally settled within a day from the date they are closed out, compared with a longer settlement period for most types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time.
In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, a Fund's access to other assets held to cover its futures positions also could be impaired.

          OPTIONS ON FUTURES CONTRACTS. Each Fund may buy and write options on futures contracts for hedging purposes. An option on a futures contract gives a Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, a Fund may buy a call option on a futures contract to hedge against a market advance, and a Fund might buy a put option on a futures contract to hedge against a market decline.

          The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the call option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. If a call option a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received.
Depending on the degree of correlation between change in the value of its portfolio securities and changes in the value of the futures positions, a Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

          The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may buy a put option on a futures contract to hedge the Fund's portfolio against the risk of falling prices.

          The amount of risk a Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

          FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward contract is a privately negotiated agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified invoice amount for the assets at the time of delivery. The Funds currently intend that they will only use forward contracts or commitments for hedging purposes and will only use forward foreign currency exchange contracts, although a Fund may enter into additional forms of forward contracts or commitments in the future if they become available and advisable in light of the Fund's objectives and investment policies. Forward contracts generally are negotiated in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized exchange-traded contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

          The following discussion summarizes the Funds' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). A Fund may enter into forward currency contracts with stated contract values of up to the value of the Fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency) on a specified date. A Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price (in terms of a specified currency) for securities it has agreed to buy or sell ("transaction hedge"). A Fund also may hedge some or all of its investments denominated in foreign currency against a decline in the value of that currency (or a proxy currency whose price movements are expected to have a high degree of correlation with the currency being hedged) relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in futures contracts (or options on such futures) with respect to the currency. A Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge").

          These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Fund's currency exposure from one foreign currency to another limits that Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Fund if its investment manager's projection of future exchange rates is inaccurate. Unforeseen changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

          A Fund will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, the Funds' custodian will segregate cash or liquid assets having a value equal to the aggregate amount of such Fund's commitments under forward contracts entered into. If the value of the securities used to cover a position or the value of segregated assets declines, the Fund must find alternative cover or segregate additional cash or liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of a Fund's commitments with respect to such contracts.

          While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Funds' ability to utilize forward contracts may be restricted. A Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets. In addition, when a Fund enters into a privately negotiated forward contract with a counterparty, the Fund assumes counterparty credit risk, that is, the risk that the counterparty will fail to perform its obligations, in which case the Fund could be worse off than if the contract had not been entered into. Unlike many exchange-traded futures contracts and options on futures, there are no daily price fluctuation limits with respect to forward contracts and other negotiated or over-the-counter instruments, and with respect to those contracts, adverse market movements could therefore continue to an unlimited extent over a period of time. However, each Fund intends to monitor its investments closely and will attempt to renegotiate or close its positions when the risk of loss to the Fund becomes unacceptably high.

          OPTIONS ON SECURITIES AND SECURITIES INDICES. A Fund may buy or sell put or call options and write covered call options on securities that are traded on United States or foreign securities exchanges or over-the-counter. Buying an option involves the risk that, during the option period, the price of the underlying security will not increase (in the case of a call) to above the exercise price, or will not decrease (in the case of a put) to below the exercise price, in which case the option will expire without being exercised and the holder would lose the amount of the premium. Writing a call option involves the risk of an increase in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by a Fund to the option holder at a lower price than its current market value and the Fund's potential for capital appreciation on the security would be limited to the exercise price. Moreover, when a Fund writes a call option on a securities index, the Fund bears the risk of loss resulting from imperfect correlation between movements in the price of the index and the price of the securities set aside to cover such position. Although they entitle the holder to buy equity securities, call options to purchase equity securities do not entitle the holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights in the assets of the issuer of those securities.

          A call option written by a Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if a Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

          The writer of a call option may have no control when the underlying securities must be sold. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period.

          The writer of an exchange-traded call option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. If a Fund desires to sell a particular security from the Fund's portfolio on which the Fund has written a call option, the Fund will effect a closing transaction prior to or concurrent with the sale of the security. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. An investor who is the holder of an exchange-traded option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

          A Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option; the Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

          An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that a Fund would have to exercise the options in order to realize any profit. If a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market may include the following: (i) there may be insufficient trading interest in certain options, (ii) restrictions may be imposed by a national securities exchange on which the option is traded ("Exchange") on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities,
(iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

          In addition, when a Fund enters into an over-the-counter option contract with a counterparty, the Fund assumes counterparty credit risk, that is, the risk that the counterparty will fail to perform its obligations, in which case the Fund could be worse off than if the contract had not been entered into.

          An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, on exercise of the option, an amount of cash if the closing level of the securities index on which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

          A Fund may buy call options on securities or securities indices to hedge against an increase in the price of a security or securities that the Fund may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security or index rises sufficiently, the option may expire and become worthless to the Fund. A Fund may buy put options to hedge against a decline in the value of a security or its portfolio. The premium paid for the put option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security or index declines sufficiently, the option may expire and become worthless to the Fund.

          An example of a hedging transaction using an index option would be if a Fund were to purchase a put on a stock index, in order to protect the Fund against a decline in the value of all securities held by it to the extent that the stock index moves in a similar pattern to the prices of the securities held. While the correlation between stock indices and price movements of the stocks in which the Funds will generally invest may be imperfect, the Funds expect, nonetheless, that the use of put options that relate to such indices will, in certain circumstances, protect against declines in values of specific portfolio securities or the Fund's portfolio generally. Although the purchase of a put option may partially protect a Fund from a decline in the value of a particular security or its portfolio generally, the cost of a put will reduce the potential return on the security or the portfolio.

          CONVERTIBLE SECURITIES. Each Fund may also purchase debt or equity securities which are convertible into common stock when the Fund's advisor or sub-advisor believes they offer the potential for a higher total return than nonconvertible securities. While fixed-income securities generally have a priority claim on a corporation's assets over that of common stock, some of the convertible securities which the Funds may hold are high-yield/high-risk securities that are subject to special risks, including the risk of default in interest or principal payments which could result in a loss of income to the Funds or a decline in the market value of the securities. Convertible securities often display a degree of market price volatility that is comparable to common stocks. The credit risk associated with convertible securities generally is reflected by their ratings assigned by organizations such as Moody's Investors Service, Inc., and Standard & Poor's Corporation, or a similar determination of creditworthiness by the advisor or sub-advisor. The Funds have no pre-established minimum quality standards for convertible securities and may invest in convertible securities of any quality, including lower rated or unrated securities. However, none of the Funds will invest in any security in default at the time of purchase or in any nonconvertible debt securities rated below investment grade, and each Fund will invest less than 20% of the market value of its assets at the time of purchase in convertible securities rated below investment grade. If convertible securities purchased by a Fund are downgraded following purchase, or if other circumstances cause 20% or more of a Fund's assets to be invested in convertible securities rated below investment grade, the trustees of the Trust, in consultation with the advisor or sub-advisor will determine what action, if any, is appropriate in light of all relevant circumstances. For a further discussion of debt security ratings, see Appendix A to this Statement of Additional Information.

          SECURITIES OF COMPANIES WITH LIMITED OPERATING HISTORIES. Each of the Funds may invest in securities of companies with limited operating histories. The Funds consider these to be securities of companies with a record of less than three years' continuous operation, even including the operations of any predecessors and parents. (These are sometimes referred to as "unseasoned issuers.") These companies by their nature have only a limited operating history which can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature companies. In addition, many of these companies may also be small companies and involve the risks and price volatility associated with smaller companies. The Berger IPT - 100 Fund and the Berger IPT
- Growth and Income Fund each may invest up to 5% of their total assets in such securities.

          INITIAL PUBLIC OFFERINGS. The Funds may invest in a company's securities at the time the company first offers securities to the public, that is, at the time of the company's initial public offering or IPO. Although companies can be any age or size at the time of their IPOs, they are often smaller and have a limited operating history, which involve a greater potential for the value of their securities to be impaired following the IPO. See "Securities of Smaller Companies" and "Securities of Companies with Limited Operating Histories" above. In addition, market psychology prevailing at the time of an IPO can have a substantial and unpredictable effect on the price of an IPO security, causing the price of a company's securities to be particularly volatile at the time of its IPO and for a period thereafter. As a result, a Fund's advisor or sub-advisor might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss to the Fund.

          The advisor's or sub-advisor's IPO trade allocation procedures govern which Funds and other advised accounts participate in the allocation of any IPO. See the heading "Trade Allocations" under Section 4 below. Under the IPO allocation procedures of Berger Associates, a Fund generally will not participate in an IPO if the securities available for allocation to the Fund or its corresponding retail Berger Fund (see below under Section 11 Performance Information)are insignificant relative to that fund's net assets.

          ZEROS/STRIPS. The Berger IPT - 100 Fund and the Berger IPT - Growth and Income Fund may each invest in zero coupon bonds or in "strips." Zero coupon bonds do not make regular interest payments; rather, they are sold at a discount from face value. Principal and accreted discount (representing interest accrued but not paid) are paid at maturity. "Strips" are debt securities that are stripped of their interest coupon after the securities are issued, but otherwise are comparable to zero coupon bonds. The market values of "strips" and zero coupon bonds generally fluctuate in response to changes in interest rates to a greater degree than do interest-paying securities of comparable term and quality. None of the Funds will invest in mortgage-backed or other asset-backed securities.

          LENDING OF SECURITIES. Each Fund may lend its securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its securities, a Fund will be attempting to generate income through the receipt of interest on the loan which, in turn, can be invested in additional securities to pursue the Fund's investment objective. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of a Fund. A Fund may lend its portfolio securities to qualified brokers, dealers, banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that

(a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the United States government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time and (d) the Fund receive reasonable interest on the loan, which interest may include the Fund's investing cash collateral in interest bearing short-term investments, and (e) the Fund receive all dividends and distributions on the loaned securities and any increase in the market value of the loaned securities.

          A Fund bears a risk of loss in the event that the other party to a securities lending transaction defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the collateral securities during the period in which the Fund seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or a part of the income from the transaction. None of the Funds will lend its portfolio securities if, as a result, the aggregate value of such loans would exceed 33-1/3% of the value of the Fund's total assets. Loan arrangements made by a Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's trustees.

          ILLIQUID AND RESTRICTED SECURITIES. Each of the Funds is authorized to invest in securities which are illiquid or not readily marketable because they are subject to restrictions on their resale ("restricted securities") or because, based upon their nature or the market for such securities, no ready market is available. However, none of the Funds will purchase any such security, the purchase of which would cause the Fund to invest more than 15% of its net assets, measured at the time of purchase, in illiquid securities. Investments in illiquid securities involve certain risks to the extent that a Fund may be unable to dispose of such a security at the time desired or at a reasonable price or, in some cases, may be unable to dispose of it at all. In addition, in order to resell a restricted security, a Fund might have to incur the potentially substantial expense and delay associated with effecting registration. If securities become illiquid following purchase or other circumstances cause more than 15% of a Fund's net assets to be invested in illiquid securities, the trustees of that Fund, in consultation with the Fund's advisor or sub-advisor, will determine what action, if any, is appropriate in light of all relevant circumstances.

          Repurchase agreements maturing in more than seven days will be considered as illiquid for purposes of this restriction. Pursuant to guidelines established by the trustees, the Funds' advisor or sub-advisor will determine whether securities eligible for resale to qualified institutional buyers pursuant to SEC Rule 144A under the Securities Act of 1933 should be treated as illiquid investments considering, among other things, the following factors:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wanting to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). The liquidity of a Fund's investments in Rule 144A securities could be impaired if qualified institutional buyers become uninterested in purchasing these securities.

          REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements with various financial organizations, including commercial banks, registered broker-dealers and registered government securities dealers. A repurchase agreement is an agreement under which a Fund acquires a debt security (generally a debt security issued or guaranteed by the U.S. government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value equal to or in excess of the value of the repurchase agreement and are held by the Fund's custodian bank until repurchased. In addition, the trustees will establish guidelines and standards for review by the investment advisor or sub-advisor of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with a Fund. None of the Funds will enter into a repurchase agreement maturing in more than seven days if as a result more than 15% of the Fund's total assets would be invested in such repurchase agreements and other illiquid securities.

          These transactions must be fully collateralized at all times by debt securities (generally a security issued or guaranteed by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit), but involve certain risks, such as credit risk to a Fund if the other party defaults on its obligation and the Fund is delayed or prevented from liquidating the collateral. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may automatically be stayed and delayed. Further, it is possible that a Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. The Funds expect that these risks can be controlled through careful monitoring procedures.

          WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each Fund may purchase and sell securities on a when-issued or delayed delivery basis. However, none of the Funds currently intends to purchase or sell securities on a when-issued or delayed delivery basis, if as a result more than 5% of its total assets taken at market value at the time of purchase would be invested in such securities. When-issued or delayed delivery transactions arise when securities (normally, equity obligations of issuers eligible for investment by a Fund) are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield. However, the yield available on a comparable security when delivery takes place may vary from the yield on the security at the time that the when-issued or delayed delivery transaction was entered into. Any failure to consummate a when-issued or delayed delivery transaction may result in a Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When-issued and delayed delivery transactions may generally be expected to settle within one month from the date the transactions are entered into, but in no event later than 90 days. However, no payment or delivery is made by a Fund until it receives delivery or payment from the other party to the transaction.

          When a Fund purchases securities on a when-issued basis, it will maintain in a segregated account with its custodian cash, U.S. government securities or other liquid assets having an aggregate value equal to the amount of such purchase commitments, until payment is made. If necessary, additional assets will be placed in the account daily so that the value of the account will equal or exceed the amount of the Fund's purchase commitments.

          SHORT SALES. Each Fund other than the Berger/BIAM IPT - International Fund currently is only permitted to engage in short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equivalent kind and amount of the security being sold short at no additional cost (i.e., short sales "against the box").

          In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve. If a Fund engages in a short sale, the collateral account will be maintained by the Fund's custodian. While the short sale is open, the Fund will maintain in a segregated custodial account an amount of securities convertible into or exchangeable for such equivalent securities at no additional cost. These securities would constitute the Fund's long position.

          In the past, a Fund could have made a short sale, as described above, when it wanted to sell a security it owned at a current attractive price, but also wished to defer recognition of gain or loss for Federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code. However, federal tax legislation has since eliminated the ability to defer recognition of gain or loss in short sales against the box and accordingly, it is not anticipated that any of the Funds will be engaging in these transactions unless there are further legislative changes.

          TEMPORARY DEFENSIVE MEASURES. Each of the Funds (except the Berger/BIAM IPT -International Fund) may increase its investment in government securities, and other short-term, interest-bearing securities without regard to the Fund's otherwise applicable percentage limits, policies or its normal investment emphasis when its advisor or sub-advisor believes market conditions warrant a temporary defensive position. Taking larger positions in such short-term investments may serve as a means of preserving capital in unfavorable market conditions. When in a defensive position, a Fund could miss the opportunity to participate in any stock or bond market advances that occur during those periods, which the Fund might have been able to participate in if it had remained more fully invested.

          PORTFOLIO TURNOVER. The portfolio turnover rates of each of the Funds are shown in the Financial Highlights tables included in the Prospectus. The annual portfolio turnover rates of some of the Funds at times have exceeded 100%. A 100% annual turnover rate results, for example, if the equivalent of all of the securities in the Fund's portfolio are replaced in a period of one year. The Funds anticipate that their portfolio turnover rates in future years may exceed 100%, and investment changes will be made whenever management deems them appropriate even if this results in a higher portfolio turnover rate. In addition, portfolio turnover for all the Funds may increase as a result of large amounts of purchases and redemptions of shares of the Funds due to economic, market or other factors that are not within the control of management.

           Higher portfolio turnover will necessarily result in correspondingly higher brokerage costs for the Funds. The Funds' brokerage policy is discussed further below under Section 6 -- Brokerage Policy, and additional information concerning income taxes is located under Section 10 -- Income Dividends, Capital Gains Distributions and Tax Treatment.

2.        INVESTMENT RESTRICTIONS

          As indicated in the Prospectus, the investment objective of each of the Funds is as follows:


   ---------------------------------------------------------------------------
                      FUND                          INVESTMENT OBJECTIVE
   ---------------------------------------------------------------------------
    Berger IPT - 100 Fund                     long-term capital appreciation
   ---------------------------------------------------------------------------
    Berger IPT - Growth and Income Fund       primary investment objective:
                                                   capital appreciation
                                             secondary investment objective:
                                             moderate level of current income
   ---------------------------------------------------------------------------

   ---------------------------------------------------------------------------
    Berger IPT - Small Company Growth Fund         capital appreciation
   ---------------------------------------------------------------------------
    Berger/BIAM IPT - International Fund      long-term capital appreciation
   ---------------------------------------------------------------------------

          The investment objective of the Berger IPT - 100 Fund, the Berger IPT-Small Company Growth Fund and the Berger/BIAM IPT - International Fund, and the primary investment objective of the Berger IPT - Growth and Income Fund, are considered fundamental, meaning that they cannot be changed without a shareholders' vote. The secondary investment objective of the Berger IPT - Growth and Income Fund is not considered fundamental, and therefore may be changed in the future by action of the trustees without shareholder vote. However, the Berger IPT - Growth and Income Fund will not change its secondary investment objective without giving its shareholders such notice as may be required by law. If the Berger IPT - Growth and Income Fund changes its secondary investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There can be no assurance that any of the Funds' investment objectives will be realized.

          Each Fund has also adopted certain investment policies, strategies, guidelines and procedures in pursuing its objective. These may be changed without a shareholder vote. The principal policies and strategies used by the Funds are described in the Prospectus.

          Each Fund has adopted certain fundamental and non-fundamental restrictions on its investments and other activities, which are listed below. Fundamental restrictions may not be changed without the approval of (i) 67% or more of the voting securities of the Fund present at a meeting of shareholders thereof if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund. Non-fundamental restrictions may be changed in the future by action of the directors or trustees without shareholder vote.

BERGER IPT - SMALL COMPANY GROWTH FUND

          The following fundamental restrictions apply to the Berger IPT - Small Company Growth Fund. The Fund may not:

          1. With respect to 75% of the Fund's total assets, purchase the securities of any one issuer (except U.S. government securities) if immediately after and as a result of such purchase (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets or (b) the Fund owns more than 10% of the outstanding voting securities of such issuer.

          2. Invest in any one industry (other than U.S. government securities) more than 25% of the value of its total assets at the time of such investment.

          3. Borrow money, except from banks for temporary or emergency purposes in amounts not to exceed 25% of the Fund's total assets (including the amount borrowed) taken at market value, nor pledge, mortgage or hypothecate its assets, except to secure permitted indebtedness and then only if such pledging, mortgaging or hypothecating does not exceed 25% of the Fund's total assets taken at market value. When borrowings exceed 5% of the Fund's total assets, the Fund will not purchase portfolio securities.

          4. Act as a securities underwriter (except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a security), issue senior securities

(except to the extent permitted under the Investment Company Act of 1940), invest in real estate (although it may purchase shares of a real estate investment trust), or invest in commodities or commodity contracts except financial futures transactions, futures contracts on securities and securities indices and options on such futures, forward foreign currency exchange contracts, forward commitments or securities index put or call options.

          5. Make loans, except that the Fund may enter into repurchase agreements and may lend portfolio securities in accordance with the Fund's investment policies. The Fund does not, for this purpose, consider the purchase of all or a portion of an issue of publicly distributed bonds, bank loan participation agreements, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, to be the making of a loan.

          In applying the industry concentration investment restriction (no. 2 above), the Fund uses the industry groups used in the Data Monitor Portfolio Monitoring System of William O'Neil & Co. Incorporated. Further, in implementing that restriction, the Fund intends not to invest in any one industry 25% or more of the value of its total assets at the time of such investment.

          The trustees have adopted additional non-fundamental investment restrictions for the Berger IPT - Small Company Growth Fund. These limitations may be changed by the trustees without a shareholder vote. The non-fundamental investment restrictions include the following:

          1. The Fund may not purchase securities on margin from a broker or dealer, except that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions, and may not make short sales of securities, except that the Fund may make short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equivalent kind and amount of the security being sold short at no additional cost (i.e., short sales "against the box"). This limitation shall not prohibit or restrict the Fund from entering into futures, forwards and options contracts or from making margin payments and other deposits in connection therewith.

          2. The Fund may not purchase the securities of any other investment company, except by purchase in the open market involving no commission or profit to a sponsor or dealer (other than the customary broker's commission).

          3. The Fund may not invest in companies for the purposes of exercising control of management.

          4. The Fund may not purchase any security, including any repurchase agreement maturing in more than seven days, which is not readily marketable, if more than 15% of the net assets of the Fund, taken at market value at the time of purchase would be invested in such securities.

          5. Only for the purpose of hedging, the Fund may purchase and sell financial futures, forward foreign currency exchange contracts and put and call options, but no more than 5% of the Fund's net assets at the time of purchase may be invested in initial margins for financial futures transactions and premiums for options. The Fund may only write call options that are covered and only up to 25% of the Fund's total assets.

          6. The Fund may not purchase or sell securities on a when-issued or delayed delivery basis, if as a result more than 5% of its total assets taken at market value at the time of purchase would be invested in such securities.

BERGER IPT - 100 FUND AND BERGER IPT - GROWTH AND INCOME FUND

          The following fundamental restrictions apply to each of the Berger IPT - 100 Fund and the Berger IPT - Growth and Income Fund. A Fund may not:

          1. Purchase the securities of any one issuer (except U.S. Government securities) if immediately after and as a result of such purchase (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets or (b) the Fund owns more than 10% of the outstanding voting securities or of any class of securities of such issuer.

          2. Purchase securities of any company with a record of less than three years' continuous operation (including that of predecessors) if such purchase would cause the Fund's investments in all such companies taken at cost to exceed 5% of the value of the Fund's total assets.

          3. Invest in any one industry more than 25% of the value of its total assets at the time of such investment.

          4. Make loans, except that the Fund may enter into repurchase agreements and may lend portfolio securities in accordance with the Fund's investment policies. The Fund does not, for this purpose, consider the purchase of all or a portion of an issue of publicly distributed bonds, bank loan participation agreements, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, to be the making of a loan.

          5. Borrow in excess of 5% of the value of its total assets, or pledge, mortgage, or hypothecate its assets taken at market value to an extent greater than 10% of the Fund's total assets taken at cost (and no borrowing may be undertaken except from banks as a temporary measure for extraordinary or emergency purposes). This limitation shall not prohibit or restrict short sales or deposits of assets to margin or guarantee positions in futures, options or forward contracts, or the segregation of assets in connection with any of such transactions.

          6. Purchase or retain the securities of any issuer if those officers and trustees of the Fund or its investment advisor owning individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer.

          7. Purchase the securities of any other investment company, except by purchase in the open market involving no commission or profit to a sponsor or dealer (other than the customary broker's commission).

          8. Act as a securities underwriter (except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a security) or invest in real estate (although it may purchase shares of a real estate investment trust), or invest in commodities or commodity contracts except, only for the purpose of hedging, (i) financial futures transactions, including futures contracts on securities, securities indices and foreign currencies, and options on any such futures, (ii) forward foreign currency exchange contracts and other forward commitments and (iii) securities index put or call options.

          9. Participate on a joint or joint and several basis in any securities trading account.

          10. Invest in companies for the purposes of exercising control of management.

          In applying the industry concentration investment restriction (no. 3 above), the Funds use the industry groups used in the Data Monitor Portfolio Monitoring System of William O'Neil & Co. Incorporated. Further, in implementing that restriction, each Fund intends not to invest in any one industry 25% or more of the value of its total assets at the time of such investment.

          The trustees have adopted additional non-fundamental investment restrictions for each of the Berger IPT - 100 Fund and the Berger IPT - Growth and Income Fund. These limitations may be changed by the trustees without a shareholder vote. The non-fundamental investment restrictions include the following:

          1. Only for the purpose of hedging, the Fund may purchase and sell financial futures, forward foreign currency exchange contracts and put and call options, but no more than 5% of the Fund's net assets at the time of purchase may be invested in initial margins for financial futures transactions and premiums for options. The Fund may only write call options that are covered and only up to 25% of the Fund's total assets.

          2. The Fund may not purchase or sell securities on a when-issued or delayed delivery basis, if as a result more than 5% of its total assets taken at market value at the time of purchase would be invested in such securities.

          3. The Fund may not purchase any security, including any repurchase agreement maturing in more than seven days, which is not readily marketable, if more than 15% of the net assets of the Fund, taken at market value at the time of purchase would be invested in such securities.

          4. The Fund may not purchase securities on margin from a broker or dealer, except that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions, and may not make short sales of securities, except that the Fund may make short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equivalent kind and amount of the security being sold short at no additional cost (i.e., short sales "against the box"). This limitation shall not prohibit or restrict the Fund from entering into futures, forwards and options contracts or from making margin payments and other deposits in connection therewith.

BERGER/BIAM IPT - INTERNATIONAL FUND

          The following fundamental restrictions apply to the Berger/BIAM IPT - International Fund. The Fund may not:

          1. With respect to 75% of the Fund's total assets, purchase the securities of any one issuer (except U.S. government securities) if immediately after and as a result of such purchase (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets or (b) the Fund owns more than 10% of the outstanding voting securities of such issuer.

          2. Invest in any one industry (other than U.S. government securities) 25% or more of the value of its total assets at the time of such investment.

          3. Borrow money, except from banks for temporary or emergency purposes in amounts not to exceed 25% of the Fund's total assets (including the amount borrowed) taken at market value, nor pledge, mortgage or hypothecate its assets, except to secure permitted indebtedness and then only if such pledging, mortgaging or hypothecating does not exceed 25% of the Fund's total assets taken at market value. When borrowings exceed 5% of the Fund's total assets, the Fund will not purchase portfolio securities.

          4. Act as a securities underwriter (except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a security), issue senior securities (except to the extent permitted under the Investment Company Act of 1940), invest in real estate (although it may purchase shares of a real estate investment trust), or invest in commodities or commodity contracts except financial futures transactions, futures contracts on securities and securities indices and options on such futures, forward foreign currency exchange contracts, forward commitments or securities index put or call options.

          5. Make loans, except that the Fund may enter into repurchase agreements and may lend portfolio securities in accordance with the Fund's investment policies. The Fund does not, for this purpose, consider the purchase of all or a portion of an issue of publicly distributed bonds, bank loan participation agreements, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, to be the making of a loan.

          In applying the industry concentration investment restriction (no. 2 above), the Fund uses the industry groups designated by the Financial Times World Index Service.

          The trustees have adopted additional non-fundamental investment restrictions for the Berger/BIAM IPT - International Fund. These limitations may be changed by the trustees without a shareholder vote. The non-fundamental investment restrictions include the following:

          1. With respect to 100% of the Fund's total assets, the Fund may not purchase the securities of any one issuer (except U.S. government securities) if immediately after and as a result of such purchase (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets or (b) the Fund owns more than 10% of the outstanding voting securities of such issuer.

          2. The Fund may not purchase securities on margin from a broker or dealer, except that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions, and may not make short sales of securities. This limitation shall not prohibit or restrict the Fund from entering into futures, forwards and options contracts or from making margin payments and other deposits in connection therewith.

          3. The Fund may not purchase the securities of any other investment company, except by purchase in the open market involving no commission or profit to a sponsor or dealer (other than the customary broker's commission).

          4. The Fund may not invest in companies for the purposes of exercising control of management.

          5. The Fund may not purchase any security, including any repurchase agreement maturing in more than seven days, which is not readily marketable, if more than 15% of the net assets of the Fund, taken at market value at the time of purchase would be invested in such securities.

          6. The Fund may not enter into any futures, forwards or options, except that only for the purpose of hedging, the Fund may enter into forward foreign currency exchange contracts with stated contract values of up to the value of the Fund's assets.

          7. The Fund may not purchase or sell securities on a when-issued or delayed delivery basis, if as a result more than 5% of its net assets taken at market value at the time of purchase would be invested in such securities.

          On behalf of the Trust, an undertaking has been given to the State of California Department of Insurance that limits borrowings of each Fund (to the extent such borrowings are allowed by the Fund's investment policies) to 10% of the Fund's total assets, except that a Fund may borrow up to 25% of its total assets when such borrowing is necessary to meet Fund redemptions.

          In addition, the undertaking to the State of California Department of Insurance requires each Fund when investing in foreign securities (to the extent consistent with the Fund's investment policies) to invest in a minimum of five different foreign countries, provided that this minimum may be reduced to four when foreign country investments comprise less than 80% of the Fund's assets, to three when less than 60% of such assets, to two when less than 40% of such assets, or to one when less than 20% of such assets. Additionally, no more than 20% of a Fund's assets may be invested in securities of issuers located in any one foreign country, except that a Fund may have an additional 15% of its assets in securities of issuers located in any one of the following countries:
Australia, Canada, France, Japan, the United Kingdom or Germany.

3.        MANAGEMENT OF THE FUNDS

          Each Fund is supervised by trustees who are responsible for major decisions about the Funds' policies and overall Fund oversight. Each Fund's board hires the companies that run day-to-day Fund operations, such as the investment advisor, administrator, transfer agent and custodian.

          The trustees and executive officers of each of the Funds are listed below, together with information which includes their principal occupations during the past five years and other principal business affiliations.

     MICHAEL OWEN, 412 Reid Hall, Montana State University, Bozeman, MT  59717,
          DOB: 1937. Since 1994, Dean, and from 1989 to 1994, a member of the Finance faculty, of the College of Business, Montana State University. Self-employed as a financial and management consultant, and in real estate development. Formerly (1976-1989), Chairman and Chief Executive Officer of Royal Gold, Inc. (mining). Chairman of the Board of Berger 100 Fund and Berger Growth and Income Fund. Chairman of the Trustees of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, Berger/BIAM Worldwide Portfolios Trust and Berger Omni Investment Trust.

*    GERARD M. LAVIN, 210 University Boulevard, Suite 900, Denver, CO  80206,
          DOB: 1942. President and a director of Berger 100 Fund and Berger Growth and Income Fund, and President and a trustee of Berger Investment Portfolio Trust and Berger Omni Investment Trust, since February 1997. President and a trustee of Berger/BIAM Worldwide Portfolios Trust and Berger/BIAM Worldwide Funds Trust since their inception in May 1996. President and a trustee of Berger Institutional Products Trust since its inception in October 1995. President and a director since April 1995 of Berger Associates, Inc. Member and Chairman of the Board of Managers and Co-Chief Executive Officer on the Management Committee of BBOI Worldwide LLC since November 1996. President and a director of West Side Investments, Inc. (investments), a wholly-owned subsidiary of DST Systems, Inc., since February 1998. Formerly, a Vice President of DST Systems, Inc. (data processing) from July 1995 to February 1998; President and Chief Executive Officer of Investors Fiduciary Trust Company (banking) from February 1992 to March 1995; and Chief Operating Officer of SunAmerica Asset Management Co. (money management) from January 1990 to February 1992.

     DENNIS E. BALDWIN, 3481 South Race Street, Englewood, CO  80110, DOB: 1928.
          President, Baldwin Financial Counseling. Formerly (1978-1990), Vice President and Denver Office Manager of Merrill Lynch Capital Markets. Director of Berger 100 Fund and Berger Growth and Income Fund.
          Trustee of Berger Investment Portfolio Trust, Berger Institutional Products

          Trust, Berger/BIAM Worldwide Funds Trust, Berger/BIAM Worldwide Portfolios Trust and Berger Omni Investment Trust.

* WILLIAM M. B. BERGER, 210 University Boulevard, Suite 900, Denver, CO 80206, DOB: 1925. Director and, formerly, President (1974-1994) of Berger 100 Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust since its inception in August 1993 (Chairman of the Trustees through November 1994). Trustee of Berger Institutional Products Trust since its inception in October 1995. Trustee of Berger/BIAM Worldwide Funds Trust and Berger/BIAM Worldwide Portfolios Trust since their inception in May 1996. Trustee of Berger Omni Investment Trust since February 1997. Chairman (since 1994) and a Director (since 1973) and, formerly, President (1973-1994) of Berger Associates.

     LOUIS R. BINDNER, 1075 South Fox, Denver, CO  80223, DOB: 1925.  President,
          Climate Engineering, Inc. (building environmental systems). Director of Berger 100 Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, Berger/BIAM Worldwide Portfolios Trust and Berger Omni Investment Trust.

     KATHERINE A. CATTANACH, 672 South Gaylord, Denver, CO 80209, DOB: 1945.
          Managing Principal, Sovereign Financial Services, Inc. (investment consulting firm). Formerly (1981-1988), Executive Vice President, Captiva Corporation, Denver, Colorado (private investment management firm). Ph.D. in Finance (Arizona State University); Chartered Financial Analyst (CFA). Director of Berger 100 Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, Berger/BIAM Worldwide Portfolios Trust and Berger Omni Investment Trust.

     PAUL R. KNAPP, 33 North LaSalle Street, Suite 1900, Chicago, IL 60602, DOB:
          1945. Since 1991, Chairman, President, Chief Executive Officer and a director of Catalyst Institute (international public policy research organization focused primarily on financial markets and institutions). Since September 1997, President, Chief Executive Officer and a director of DST Catalyst, Inc. (international financial markets consulting, software and computer services company). Director (since February 1998) and a Vice President (February 1998 - November 1998) of West Side Investments, Inc. (investments), a wholly-owned subsidiary of DST Systems, Inc. Previously (1991 - September 1997), Chairman, President, Chief Executive Officer and a director of Catalyst Consulting (international financial institutions business consulting firm). Prior thereto (1988-1991), President, Chief Executive Officer and a director of Kessler Asher Group (brokerage, clearing and trading firm). Director of Berger 100 Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, Berger/BIAM Worldwide Portfolios Trust and Berger Omni Investment Trust.

     HARRY T. LEWIS, JR., 370 17th Street, Suite 3560, Denver, CO  80202, DOB:
          1933. Self-employed as a private investor. Formerly (1981-1988), Senior Vice President, Rocky Mountain Region, of Dain Bosworth Incorporated and member of that firm's Management Committee. Director of J.D. Edwards & Co. (computer software company) since 1995.
          Director of Berger 100 Fund and Berger Growth and Income Fund.
          Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, Berger/BIAM Worldwide Portfolios Trust and Berger Omni Investment Trust.

     WILLIAM SINCLAIRE, 3049 S. Perry Park Road, Sedalia, CO  80135, DOB: 1928.
          President, Santa Clara LLC (privately owned agriculture company). Director of Berger 100 Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, Berger/BIAM Worldwide Portfolios Trust and Berger Omni Investment Trust.

*    PATRICK S. ADAMS, 210 University Boulevard, Suite 900, Denver, CO  80206,
          DOB: 1960. Executive Vice President and portfolio manager of the Berger 100 Fund since February 1997. President and portfolio manager of the Berger Select Fund since November 1997. President and portfolio manager of the Berger IPT - 100 Fund since February 1997. President and co-portfolio manager of the Berger Balanced Fund since its inception in August 1997. Senior Vice President of Berger Associates since February 1997. Formerly, Senior Vice President from June 1996 to January 1997 with Zurich Kemper Investments, Inc.; Portfolio Manager from March 1993 to May 1996 with Founders Asset Management, Inc.; research analyst and portfolio manager from January 1990 to January 1992 and Senior Portfolio Manager/Senior Analyst from January 1992 to February 1993 with First of America Investment Corp.; and Portfolio Manager from August 1985 to December 1989 with Capital Management Group - Star Bank.

*    JOHN B. JARES, 210 University Boulevard, Suite 900, Denver, CO  80206, DOB:
          1966. Vice President and co-portfolio manager of the Berger Balanced Fund since its inception in August 1997. Vice President (since October
          1997) and Portfolio Manager (May 1997 to October 1997) with Berger Associates. Formerly, Research Analyst (February 1994 to December
          1996) and Co-Lead Portfolio Manager (January 1997 to May 1997) with Founders Asset Management, Inc., and Research Associate with Lipper Analytical Services, Inc. from October 1992 to February 1994.

* ANTHONY (TINO) R. SELLITTO III, 210 University Boulevard, Suite 900, Denver, CO 80206, DOB: 1964. Vice President and portfolio manager of the Berger Growth and Income Fund and the Berger IPT - Growth and Income Fund since November 1998. Vice President (since September
          1998) and senior equity analyst (January 1998 to September 1998) with Berger Associates. Formerly, Vice President and Assistant Portfolio Manager at Crestone Capital Management, Inc. (August 1995 to January
          1998), Portfolio Manager at Hawaiian Trust Company (September 1994 to August 1995) and Account Executive at W.W. Grainger Inc. (distributor of industrial equipment) (October 1991 to September 1994).

*    AMY K. SELNER, 210 University Boulevard, Suite 900, Denver, CO 80206, DOB:
          1968. Vice President and portfolio manager of the Berger Mid Cap Growth Fund since its inception in December 1997. Vice President and portfolio manager of the Berger Small Company Growth Fund and the Berger IPT - Small Company Growth Fund since November 1998. Vice President (since December 1997) and senior research analyst (April 1996 through December 1997) with Berger Associates. Formerly, Assistant Portfolio Manager and Research Analyst with INVESCO Trust Company from March 1991 through March 1996.

*    JACK R. THOMPSON, 210 University Boulevard, Suite 900, Denver, CO  80206,
          DOB: 1949. Executive Vice President of the Berger Funds since February 1999. Executive Vice President of Berger Associates, Inc., since February 1999. Audit Committee Member of the Public Employees' Retirement Association of Colorado (pension plan) since November 1997. Self-employed as a consultant from July 1995 through February 1999. Director of Wasatch Advisors (investment management) from February 1997 to February 1999. Director of Janus Capital Corporation (investment management) from June 1984 through June 1995, and Executive Vice President of the Corporation from April 1989 through June 1995. Treasurer of Janus Capital Corporation from November 1983 through October 1989. Trustee of the Janus Investment Funds from December 1990 through June 1995, and Senior Vice President of the Trust from May 1993 through June 1995. President and a director of Janus Service Corporation (transfer agent) from January 1987 through June 1995. President and a director of Fillmore Agency, Inc. (advertising agency), from January 1990 through June 1995. Executive Vice President and a director of Janus Capital International, Ltd. (investment advisor) from September 1994 through June 1995. President and a director of Janus Distributors, Inc. (broker/dealer), from May 1991 through June 1995. Director of IDEX Management, Inc. (investment management), from January 1985 through June 1995.

          Trustee and Senior Vice President of the of the Janus Aspen Funds from May 1993 through June 1995.

*    JANICE M. TEAGUE, 210 University Boulevard, Suite 900, Denver, CO  80206,
          DOB: 1954. Vice President and Secretary (since November 1998) and Assistant Secretary (September 1996 to November 1998) of the Berger Funds. Vice President (since October 1997), Secretary (since November
          1998) and Assistant Secretary (September 1996 through November 1998)
          with Berger Associates.   Vice President and Secretary with Berger
          Distributors, Inc., since August 1998. Formerly, self-employed as a business consultant from June 1995 through September 1996, Secretary of the Janus Funds from January 1990 to May 1995 and Assistant Secretary of Janus Capital Corporation from October 1989 to May 1995.

*    DAVID J. SCHULTZ, 210 University Boulevard, Suite 900, Denver, CO  80206,
          DOB: 1950. Vice President and Treasurer (since November 1998) and Assistant Treasurer (September 1996 to November 1998) of the Berger Funds. Vice President (since February 1997) and Controller (since August 1994) with Berger Associates. Chief Financial Officer and Treasurer (since May 1996), Assistant Secretary (since August 1998) and Secretary (May 1996 to August 1998) with Berger Distributors, Inc. Formerly, Partner with Smith, Brock & Gwinn (accounting firm) from January 1984 to August 1994.

*    BRIAN S. FERRIE, 210 University Boulevard, Suite 900, Denver, CO  80206,
          DOB: 1958. Vice President of the Berger Funds since November 1998. Vice President (since February 1997) and Chief Compliance Officer (since August 1994) with Berger Associates. Chief Compliance Officer with Berger Distributors, Inc., since May 1996. Formerly, Compliance Officer with United Services Advisor, Inc., from January 1988 to July 1994, and Director of Internal Audit of United Services Funds from January 1987 to July 1994.

*    JOHN PAGANELLI, 210 University Boulevard, Suite 900, Denver, CO  80206,
          DOB: 1967. Assistant Treasurer of the Berger Funds since November 1998. Vice President (since November 1998) and Manager of Accounting (January 1997 through November 1998) with Berger Associates. Formerly, manager of Accounting (December 1994 through October 1996) and Senior Accountant (November 1991 through December 1994) with Palmeri Fund Administrators, Inc.
________________

* Interested person (as defined in the Investment Company Act of 1940) of one or more of the Funds and/or of the Funds' advisors or sub-advisors.

          The directors or trustees of the Funds have adopted a director/trustee retirement age of 75 years.

TRUSTEE COMPENSATION

          The officers of the Funds receive no compensation from the Funds. However, trustees of the Funds who are not interested persons of Berger Associates are compensated for their services according to a fee schedule, allocated among the Funds. Neither the officers of the Funds nor the trustees receive any form of pension or retirement benefit compensation from the Funds.

          The following table sets forth information regarding compensation paid or accrued during the fiscal year ended December 31, 1998, for each director or trustee of the Funds and of some or all of the other Berger Funds:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  NAME AND POSITION WITH                AGGREGATE COMPENSATION FROM
       BERGER FUNDS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                            Berger    Berger                  Berger      All
                             IPT -    IPT -    Berger/BIAM     IPT -     Berger
                             Small     100        IPT -       Growth    Funds(1)
                            Company   Fund    International     and
                            Growth                 Fund       Income
                             Fund                              Fund
--------------------------------------------------------------------------------
Dennis E. Baldwin(2)         $100     $ 43        $ 70        $ 64      $47,000
--------------------------------------------------------------------------------
William M.B. Berger(2),(4)   $ 0      $ 0         $ 0         $ 0       $   0
--------------------------------------------------------------------------------
Louis R. Bindner(2)          $ 81     $ 36        $ 60        $ 45      $ 47,000
--------------------------------------------------------------------------------
Katherine A. Cattanach(2)    $ 81     $ 36        $ 60        $ 45      $ 47,000
--------------------------------------------------------------------------------
Paul R. Knapp(2)             $100     $ 43        $ 70        $ 64      $ 47,000
--------------------------------------------------------------------------------
Gerard M. Lavin(2),(3),(4)   $ 0      $ 0         $ 0         $ 0       $ -0-
--------------------------------------------------------------------------------
Harry T. Lewis(2)            $100     $ 43        $ 70        $ 64      $47,000
--------------------------------------------------------------------------------
Michael Owen(2)              $121     $ 53        $ 85        $ 64      $57,000
--------------------------------------------------------------------------------
William Sinclaire(2)         $100     $ 43        $ 70        $ 63      $47,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(1) For the period covered by this table, the Berger Funds included the Berger 100 Fund, the Berger Growth and Income Fund, the Berger Investment Portfolio Trust (five series), the Berger Institutional Products Trust (four series), the Berger/BIAM Worldwide Portfolios Trust (one series), the Berger/BIAM Worldwide Funds Trust (three series) and the Berger Omni Investment Trust (one series).
Of the aggregate amounts shown for each director/trustee, the following amounts were deferred under applicable deferred compensation plans: Dennis E. Baldwin $35,950; Katherine A. Cattanach $45,535; Michael Owen $10,710; William Sinclaire $13,246.

(2) Director of Berger 100 Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Fund Trust, Berger/BIAM Worldwide Portfolios Trust and Berger Omni Investment Trust.

(3) President of Berger 100 Fund, Berger Growth and Income Fund, Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust, Berger/BIAM Worldwide Portfolios Trust and Berger Omni Investment Trust.

(4)  Interested person of Berger Associates.


     Trustees may elect to defer receipt of all or a portion of their fees pursuant to a fee deferral plan adopted by the Berger Institutional Products Trust. Under the plan, deferred fees are credited to an account and adjusted thereafter to reflect the investment experience of whichever of the Berger Funds (or approved money market funds) is designated by the trustees for this purpose. Pursuant to an SEC exemptive order, the Trust is permitted to purchase shares of the designated funds in order to offset its obligation to the trustees participating in the plan. Purchases made pursuant to the plan are excepted from any otherwise applicable investment restriction limiting the purchase of securities of any other investment company. The Trust's obligation to make payments of deferred fees under the plan is a general obligation of the Trust.

     As of the date of this Statement of Additional Information, the officers and trustees of the Trust as a group did not own of record or beneficially any shares of any of the Funds of the Berger Institutional Products Trust.

4.   INVESTMENT ADVISORS AND SUB-ADVISOR

BERGER ASSOCIATES - INVESTMENT ADVISOR

     Berger Associates, Inc. ("Berger Associates"), 210 University Boulevard, Suite 900, Denver, CO 80206, is the investment advisor to all the Funds except the Berger/BIAM IPT - International Fund. Berger Associates is responsible for managing the investment operations of these Funds and the composition of their investment portfolios. Berger Associates also acts as each Funds' administrator and is responsible for such functions as monitoring compliance with all applicable federal and state laws.

     Berger Associates has been in the investment advisory business for over 20 years. It serves as investment advisor or sub-advisor to mutual funds and institutional investors and had assets under management of approximately $3.4 billion as of December 31, 1998. Berger Associates is a wholly-owned subsidiary of Kansas City Southern Industries, Inc. ("KCSI"). KCSI is a publicly traded holding company with principal operations in rail transportation, through its subsidiary The Kansas City Southern Railway Company, and financial asset management businesses. KCSI also owns approximately 31% of the outstanding shares of DST Systems, Inc. ("DST"), a publicly traded information and transaction processing company which acts as the Funds' sub-transfer agent.

BBOI WORLDWIDE LLC - INVESTMENT ADVISOR

     BBOI Worldwide LLC ("BBOI Worldwide"), 210 University Boulevard, Denver, CO 80206, is the investment advisor to the Berger/BIAM IPT - International Fund (the "Fund"). BBOI Worldwide oversees, evaluates and monitors the investment advisory services provided to the Fund by the Fund's sub-advisor and is responsible for furnishing general business management and administrative services to the Fund.

     BBOI Worldwide is a Delaware limited liability company formed in 1996. BBOI Worldwide is a joint venture between Berger Associates and Bank of Ireland Asset Management (U.S.) Limited ("BIAM"), the sub-advisor to the Fund, which have both been in the investment advisory business for many years.

     Berger Associates and BIAM each own a 50% membership interest in BBOI Worldwide and each have an equal number of representatives on BBOI Worldwide's Board of Managers. Berger Associates' role in the joint venture is to provide administrative services, and BIAM's role is to provide international and global investment management expertise. Agreement of representatives of both Berger Associates and BIAM is required for all significant management decisions.

BANK OF IRELAND ASSET MANAGEMENT (U.S.) LIMITED - SUB-ADVISOR

     As permitted in its Investment Advisory Agreement with the Berger/BIAM
IPT - International Fund, BBOI Worldwide has delegated day-to-day investment management responsibility for that Fund to BIAM. As sub-advisor, BIAM manages the investments in the Fund and determines what securities and other investments will be purchased, retained, sold or loaned, consistent with the investment objective and policies established by the trustees. BIAM's main offices are at 26 Fitzwilliam Place, Dublin 2, Ireland. BIAM maintains a representative office at 20 Horseneck Lane, Greenwich, CT 06830. BIAM is an indirect wholly-owned subsidiary of Bank of Ireland, a publicly traded, diversified financial services group with business operations worldwide. Bank of Ireland provides investment management services through a network of related companies, including BIAM which serves primarily institutional clients in the United States and Canada. Bank of Ireland and its affiliates managed assets for clients worldwide in excess of $38 billion as of December 31, 1998.

     Bank of Ireland or its affiliates may have deposit, loan or other commercial or investment banking relationships with the issuers of securities which may be purchased by the Fund, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities purchased by the Fund. Federal law prohibits BIAM, in making investment decisions, from using material non-public information in its possession or in the possession of any of its affiliates. In addition, in making investment decisions for the Fund, BIAM will not take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of Bank of Ireland or its affiliates.

     The Glass-Steagall Act prohibits a depository institution and certain affiliates from underwriting or distributing most securities and from affiliating with businesses engaged in certain similar activities. BIAM believes that it may perform the services for the Fund contemplated by the Sub-Advisory Agreement between BBOI Worldwide and BIAM consistent with the Glass-Steagall Act and other applicable banking laws and regulations. However, future changes in either Federal or state statutes and regulations concerning the permissible activities of banks and their affiliates, as well as future judicial or administrative decisions or interpretations of present and future statutes and regulations, might prevent BIAM from continuing to perform those services for the Fund. If the circumstances described above should change, the trustees of the Trust would review the relationships with BIAM and consider taking all actions appropriate under the circumstances.

INVESTMENT ADVISORY AGREEMENTS AND SUB-ADVISORY AGREEMENT

     Under the Investment Advisory Agreements between each Fund and its advisor, the advisor is generally responsible for furnishing continuous advice and making investment decisions as to the acquisition, holding or disposition of securities or other assets which each Fund may own or contemplate acquiring from time to time. Each Investment Advisory Agreement provides that the investment advisor shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder and except to the extent otherwise provided by law.

     Under the Agreements, the advisor is compensated for its services by the payment of a fee at the following annual rates, calculated as a percentage of the average daily net assets of the Fund:

--------------------------------------------------------------------------------
                 FUND                          ADVISOR            INVESTMENT
                                                                 ADVISORY FEE
--------------------------------------------------------------------------------
Berger IPT - Small Company Growth Fund    Berger Associates        0.90%(1)
--------------------------------------------------------------------------------
Berger IPT - 100 Fund                     Berger Associates        0.75%(1)
--------------------------------------------------------------------------------
Berger/BIAM IPT - International Fund(2)   BBOI Worldwide (2)       0.90%(1)
--------------------------------------------------------------------------------
Berger IPT - Growth and Income Fund       Berger Associates        0.75%(1)
--------------------------------------------------------------------------------

(1) Under a written contract, the Fund's investment advisor waives its fee and reimburses the Fund to the extent that, at any time during the life of the Fund, the Fund's annual operating expenses exceed 1.00% in the case of the Berger IPT
- 100 Fund and the Berger IPT - Growth and Income Fund, 1.15% in the case of the Berger IPT - Small Company Growth Fund and 1.20% in the case of the Berger/BIAM IPT - International Fund. The contract may not be terminated or amended except by a vote of the Fund's Board of Trustees.

(2)  The Fund is sub-advised by BIAM.  See text preceding and following table.

     Each Fund's current Investment Advisory Agreement will continue in effect until the last day of April 2000, and thereafter from year to year if such continuation is specifically approved at least annually by the trustees or by vote of a majority of the outstanding shares of the Fund and in either case by vote of a majority of the trustees who are not "interested persons" (as that term is defined in the 1940 Act) of the Fund or the advisor. Each Agreement is subject to termination by the Fund or the advisor on 60 days' written notice, and terminates automatically in the event of its assignment.

     Under the Sub-Advisory Agreement between the advisor and the sub-advisor for the Berger/BIAM IPT - International Fund, the sub-advisor is responsible for day-to-day investment management. The sub-advisor manages the investments and determines what securities and other investments will be acquired, held or disposed of, consistent with the investment objective and policies established by the trustees. The Sub-Advisory Agreement provides that the sub-advisor shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder and except to the extent otherwise provided by law.

     No fees are paid directly to the sub-advisor by the Berger/BIAM IPT - International Fund. As sub-advisor, BIAM receives from BBOI Worldwide, as advisor, a fee at the annual rate of 0.40% of the average daily net assets of the Fund. During certain periods, BIAM may voluntarily waive all or a portion of its fee under the Sub-Advisory Agreement, which will not affect the fee paid by the Fund to BBOI Worldwide.

     The Sub-Advisory Agreement between BBOI Worldwide and BIAM with respect to the Berger/BIAM IPT - International Fund will continue in effect until April 2000, and thereafter from year to year if such continuation is specifically approved at least annually by the trustees or by vote of a majority of the outstanding shares of the Fund and in either case by vote of a majority of the trustees of the Trust who are not "interested persons" (as that term is defined in the Investment Company Act of 1940) of the Fund or BBOI Worldwide or BIAM. The Sub-Advisory Agreement is subject to termination by the Fund, BBOI Worldwide or BIAM on 60 days' written notice, and terminates automatically in the event of its assignment and in the event of termination of the Investment Advisory Agreement between the Trust and BBOI Worldwide with respect to the Berger/BIAM IPT - International Fund.

TRADE ALLOCATIONS

     While investment decisions for the Fund are made independently by the advisor or sub-advisor, the same investment decision may be made for the Fund and one or more accounts advised by the advisor or sub-advisor. In this circumstance, should purchase and sell orders of the same class of security be in effect on the same day, the orders for such transactions may be combined by the advisor or sub-advisor in order to seek the best combination of net price and execution for each. Client orders partially filled will, as a general matter, be allocated pro rata in proportion to each client's original order, although exceptions may be made to avoid, among other things, odd lots and de minimus allocations. Execution prices for a combined order will be averaged so that each participating client receives the average price paid or received. While in some cases, this policy might adversely affect the price paid or received by a Fund or other participating accounts, or the size of the position obtained or liquidated, the advisor or sub-advisor will aggregate orders if it believes that coordination of orders and the ability to participate in volume transactions will result in the best overall combination of net price and execution.

RESTRICTIONS ON PERSONAL TRADING

     Berger Associates permits its directors, officers and employees to purchase and sell securities for their own accounts in accordance with a policy regarding personal investing in Berger Associates'

Code of Ethics. The policy requires all covered persons to conduct their personal securities transactions in a manner which does not operate adversely to the interests of the Funds or Berger Associates' other advisory clients. Directors and officers of Berger Associates, investment personnel and other designated persons deemed to have access to current trading information ("access persons") are required to pre-clear all transactions in securities not otherwise exempt under the policy. Requests for authority to trade will be denied pre-clearance when, among other reasons, the proposed personal transaction would be contrary to the provisions of the policy or would be deemed to adversely affect any transaction then known to be under consideration for or currently being effected on behalf of any client account, including any of the Funds.

     In addition to the pre-clearance requirements described above, the policy subjects directors and officers of Berger Associates, investment personnel and other access persons to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the policy. The policy is administered by Berger Associates and the provisions of the policy are subject to interpretation by and exceptions authorized by its board of directors.

     BBOI Worldwide has adopted a Code of Ethics covering all board members, officers, employees and other access persons of BBOI Worldwide who are not also covered by an approved Code of Ethics of an affiliated person who is an investment advisor. At present, there are no persons who would be covered by BBOI Worldwide's Code of Ethics who are not also covered by the Code of Ethics of Berger Associates or BIAM, which are both investment advisors affiliated with BBOI Worldwide. BBOI Worldwide's Code is substantially similar to the Code of Ethics adopted by Berger Associates (described above).

     BIAM has also adopted a Code of Ethics which restricts its officers, employees and other staff from personal trading in specified circumstances, including among others prohibiting participation in initial public offerings, prohibiting dealing in a security for the seven days before and after any trade in that security on behalf of clients, prohibiting trading in a security while an order is pending for any client on that same security, and requiring profits from short-term trading in securities (purchase and sale within a 60-day period) to be forfeited. In addition, staff of BIAM must report all of their personal holdings in securities annually and must disclose their holdings in any private company if an investment in that same company is being considered for clients. Staff of BIAM are required to pre-clear all transactions in securities not otherwise exempt under the Code of Ethics and must instruct their broker to provide BIAM with duplicate confirmations of all such personal trades.

5.   EXPENSES OF THE FUNDS

     In addition to paying an investment advisory fee to its advisor, each Fund pays all of its expenses not assumed by its advisor, including but not limited to, custodian and transfer agent fees, legal and accounting expenses, administrative and recordkeeping expenses, interest charges, federal and state taxes, costs of share certificates, expenses of shareholders' meetings, compensation of trustees who are not interested persons of the advisor or sub-advisor, expenses of printing and distributing reports to shareholders and federal and state administrative agencies, and all expenses incurred in connection with the execution of its portfolio transactions, including brokerage commissions on purchases and sales of portfolio securities, which are considered a cost of securities of each Fund. Each Fund also pays all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer or sale of shares of the Fund, including, but not limited to, all costs involved in preparing and printing prospectuses for shareholders of the Funds.

     Under a separate Administrative Services Agreement with each Fund except the Berger/BIAM IPT - International Fund, Berger Associates performs certain administrative and recordkeeping services not otherwise performed by IFTC, including the preparation of financial statements and reports to be filed with regulatory authorities. Each of those Funds pays Berger Associates a fee at the annual rate of 0.01% of its average daily net assets for such services. Under an Administrative Services Agreement with the Berger/BIAM IPT - International Fund, BBOI Worldwide performs similar administrative and recordkeeping services and the Fund pays BBOI Worldwide a fee at the annual rate of 0.01% of its average daily net assets. These administrative services fees are in addition to the investment advisory fees paid by each Fund under its Investment Advisory Agreement. The administrative services fees may be changed by the trustees without shareholder approval.

     Under a Sub-Administration Agreement between the BBOI Worldwide and Berger Associates, Berger Associates has been delegated all of BBOI Worldwide's duties under the Administrative Services Agreement and BBOI Worldwide's administrative duties under the Investment Advisory Agreement for the Berger/BIAM IPT - International Fund. For its services under the Sub-Administration Agreement, BBOI Worldwide pays Berger Associates a fee of 0.20% of the average daily net assets of the Berger/BIAM IPT - International Fund. During certain periods, Berger Associates may voluntarily waive all or a portion of its fee from BBOI Worldwide, which will not affect the fee paid by the Fund to BBOI Worldwide under the Administrative Services Agreement or the advisory fee paid to BBOI Worldwide under the Investment Advisory Agreement.

     The following tables show the cost to each Fund of the advisory fee and the fees for the administrative services for the period shown and the amounts of expenses waived and reimbursed to each Fund.

                        BERGER IPT - SMALL COMPANY GROWTH FUND

--------------------------------------------------------------------------------
Fiscal Year Ended   Investment     Administrative   Advisory Fee     TOTAL
December 31,        Advisory Fee   Service Fee      Waiver and
                                                    Expense
                                                    Reimbursements
--------------------------------------------------------------------------------
1998                $51,369          $571             $(59,275)       $  0
--------------------------------------------------------------------------------
1997                $11,890          $131             $(61,554)       $  0
--------------------------------------------------------------------------------
1996*               $ 1,620          $ 17             $(13,415)       $  0
--------------------------------------------------------------------------------

* Covers period May 1, 1996 (date operations commenced) to December 31, 1996.

                                BERGER IPT - 100 FUND

--------------------------------------------------------------------------------
Fiscal Year Ended   Investment     Administrative   Advisory Fee     TOTAL
December 31,        Advisory Fee   Service Fee      Waiver and
                                                    Expense
                                                    Reimbursements
--------------------------------------------------------------------------------
1998                $18,445          $246             $(46,234)       $  0
--------------------------------------------------------------------------------
1997                $ 5,119          $ 68             $(55,910)       $  0
--------------------------------------------------------------------------------
1996*               $ 1,393          $ 19             $(12,453)       $  0
--------------------------------------------------------------------------------

* Covers period May 1, 1996 (date operations commenced) to December 31, 1996.

                         BERGER/BIAM IPT - INTERNATIONAL FUND

--------------------------------------------------------------------------------
Fiscal Year Ended   Investment     Administrative   Advisory Fee     TOTAL
December 31,        Advisory Fee   Service Fee      Waiver and
                                                    Expense
                                                    Reimbursements
--------------------------------------------------------------------------------
1998                $34,853          $387            $(64,078)        $  0
--------------------------------------------------------------------------------
1997*               $13,368          $148            $(39,083)        $  0
--------------------------------------------------------------------------------

* Covers period May 1, 1997 (date operations commenced) to December 31, 1997.


                         BERGER IPT - GROWTH AND INCOME FUND

--------------------------------------------------------------------------------
Fiscal Year Ended   Investment     Administrative   Advisory Fee     TOTAL
December 31,        Advisory Fee   Service Fee      Waiver and
                                                    Expense
                                                    Reimbursements
--------------------------------------------------------------------------------
1998                $39,707          $529            $(52,203)        $  0
--------------------------------------------------------------------------------
1997                $ 4,872          $ 58            $(56,020)        $  0
--------------------------------------------------------------------------------
1996*               $ 1,350          $ 17            $(12,091)        $  0
--------------------------------------------------------------------------------

* Covers period May 1, 1996 (date operations commenced) to December 31, 1996.

     Each of the Funds has appointed Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania, Kansas City, MO 64105, as its recordkeeping and pricing agent. In addition, IFTC also serves as the Funds' custodian, transfer agent and dividend disbursing agent. IFTC has engaged DST Systems, Inc. ("DST"), P.O. Box 419958, Kansas City, MO 64141, as sub-agent to provide transfer agency and dividend disbursing services for the Funds. Approximately 31% of the outstanding shares of DST are owned by KCSI.

     As recordkeeping and pricing agent, IFTC calculates the daily net asset value of each Fund and performs certain accounting and recordkeeping functions required by the Funds. The Funds pay IFTC a monthly base fee plus an asset-based fee. IFTC is also reimbursed for certain out-of-pocket expenses.

     IFTC, as custodian, and its subcustodians have custody and provide for the safekeeping of the Funds' securities and cash, and receive and remit the income thereon as directed by the management of the Funds. The custodian and subcustodians do not perform any managerial or policy-making functions for the Funds. For its services as custodian, IFTC receives an asset-based fee plus certain transaction fees and out-of-pocket expenses.

     As transfer agent and dividend disbursing agent, IFTC (through DST, as sub-agent) maintains all shareholder accounts of record; assists in mailing all reports, proxies and other information to the Funds' shareholders; calculates the amount of, and delivers to the Funds' shareholders, proceeds representing all dividends and distributions; and performs other related services. For these services, IFTC receives a fee from the Funds at an annual rate of $14.00 per open Fund shareholder account, subject to preset volume discounts, plus certain transaction fees and fees for closed accounts, and is reimbursed for out-of-pocket expenses, which fees in turn are passed through to DST as sub-agent.

     All of IFTC's fees are subject to reduction pursuant to an agreed formula for certain earnings credits on the cash balances of the Funds. Earnings credits received by each Fund can be found on the Fund's Statement of Operations in the Annual Report incorporated by reference into this Statement of Additional Information.

     From time to time, Berger Associates or BBOI Worldwide may compensate Participating Insurance Companies or their affiliates whose customers hold shares of the Funds for providing a variety of administrative services (such as recordkeeping and accounting) and investor support services (such as responding to inquiries and preparing mailings to shareholders). This compensation, which may be paid as a per account fee or as a percentage of the average daily net assets invested in the Funds by the compensated Participating Insurance Company, depending on the nature, extent and quality of the services provided, will be paid from Berger Associates' or BBOI Worldwide's own resources and not from the assets of the Funds.

     A Fund's advisor may also enter into arrangements with organizations that solicit clients for the advisor, which may include clients who purchase shares of the Funds. While the specific terms of each arrangement may differ, generally, the fee paid by the advisor under such arrangements is based on the value of the referred client's assets managed by the advisor. None of the fees paid to such organizations will be borne by the Funds.

     The trustees of each of the Funds have authorized portfolio transactions to be placed on an agency basis through DST Securities, Inc. ("DSTS"), a wholly-owned broker-dealer subsidiary of DST. When transactions for a Fund are effected through DSTS, the commission received by DSTS is credited against, and thereby reduces, certain operating expenses that the Fund would otherwise be obligated to pay. No portion of the commission is retained by DSTS. See
Section 6 Brokerage Policy for further information concerning the expenses reduced as a result of these arrangements.

     Under a written contract, each Fund's investment advisor waives its fee and reimburses the Fund to the extent that, at any time during the life of the Fund, the Fund's annual operating expenses exceed 1.00% in the case of the Berger
IPT - 100 Fund and the Berger IPT - Growth and Income Fund, 1.15% in the case of the Berger IPT - Small Company Growth Fund and 1.20% in the case of the Berger/BIAM IPT - International Fund. The contract may not be terminated or amended except by a vote of the Fund's Board of Trustees.

DISTRIBUTOR

     The distributor (principal underwriter) of each Fund's shares is Berger Distributors, Inc. (the "Distributor"), 210 University Boulevard, Suite 900, Denver, CO 80206. The Distributor may be reimbursed by Berger Associates for its costs in distributing the Funds' shares.

6.   BROKERAGE POLICY

     Although each Fund retains full control over its own investment policies, the Funds' advisor (or sub-advisor, in the case of the Berger/BIAM IPT - International Fund) is authorized to place the portfolio transactions of each Fund. A report on the placement of brokerage business is given to the trustees of the Fund every quarter, indicating the brokers with whom Fund portfolio business was placed and the basis for such placement. The brokerage commissions paid by the Funds during the past three fiscal years was as follows:

                                BROKERAGE COMMISSIONS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                        FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
                                           ENDED         ENDED         ENDED
                                        DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                            1998          1997        1996
--------------------------------------------------------------------------------
BERGER IPT - SMALL COMPANY GROWTH FUND    $12,722       $3,118      $  607 *
--------------------------------------------------------------------------------
BERGER IPT - 100 FUND                     $13,732       $3,191      $  535 *
--------------------------------------------------------------------------------
BERGER/BIAM IPT - INTERNATIONAL FUND      $ 5,618       $6,134**      N/A
--------------------------------------------------------------------------------
BERGER IPT - GROWTH AND INCOME FUND       $36,751       $2,817      $  688 *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

* Covers period from May 1, 1996 (date operations commenced) to the end of the Funds' first fiscal year on December 31, 1996.

** Covers period from May 1, 1997 (date operations commenced) to the end of the Fund's first fiscal year on December 31, 1997.

     The Investment Advisory Agreement that each Fund has with its advisor (and the Sub-Advisory Agreement with the sub-advisor, in the case of the Berger/BIAM IPT - International Fund) authorizes and directs the advisor (or sub-advisor) to place portfolio transactions for the Fund only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates. However, each Agreement specifically authorizes the advisor (or sub-advisor) to place such transactions with a broker with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if the advisor (or sub-advisor) determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either that particular transaction or the overall responsibilities of the advisor (or sub-advisor). Accordingly, the advisor (or sub-advisor) does not have an obligation to seek the lowest available commission.

     In accordance with this provision of the Agreements, Berger Associates considers and BIAM may consider the value of research provided as a factor in the choice of brokers. "Research" includes computerized on-line stock quotation systems and related data feeds from stock exchanges, computerized trade order entry, execution and confirmation systems, fundamental and technical analysis data and software, computerized stock market and business news services, economic research, account performance data and computer hardware used for the receipt of electronic research services and broker and other third-party equity research, such as publications or writings which furnish advice as to the value of securities and advisability of investing, and analyses and reports concerning issuers, industries, securities, market trends, and portfolio strategies. Research may be provided orally, in print, or electronically. These include a service used by the independent trustees of the Funds in reviewing the Investment Advisory Agreements.

     In some cases, a product or services termed "research" may serve other functions unrelated to the making of investment decisions. When a product has such a mixed use, the advisor or sub-advisor will make a good faith allocation of the cost of the product according to the use made of it. The portion of the product that assists the advisor or sub-advisor in the investment decision-making process may be paid for with a Fund's commission dollars. The advisor or sub-advisor pays for the portion of the product that is not "research" with its own funds. Accordingly, the decision whether and how to allocate the costs of such a product presents a conflict of interest for the advisor or sub-advisor.

     Berger Associates does not and BIAM will not enter into formal agreements with any brokers regarding the placement of securities transactions because of any such brokerage or research services that they provide. Berger Associates or BIAM may, however, make arrangements with and maintain internal procedures for allocating transactions to brokers who provide such services to encourage them to provide services expected to be useful to Berger Associates' or BIAM's clients, including the Funds. Brokers may suggest a level of business they would like to receive in return for the brokerage and research they provide. Berger Associates or BIAM may then determine whether to continue receiving the research and brokerage provided and the approximate amount of commissions it is willing to pay to continue the brokerage and research arrangement with each broker. The actual amount of commissions a broker may receive may be more or less than a broker's suggested allocations, depending on Berger Associates' or BIAM's level of business, market conditions and other relevant factors. Even under these arrangements, however, the placement of all Fund transactions must be consistent with the Funds' brokerage placement and execution policies, and must be directed to a broker who renders satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates.

     During the fiscal year ended December 31, 1998, of the brokerage commissions paid by the Funds, the following amounts were paid to brokers who provided to the Funds selected brokerage or research services prepared by the broker or subscribed or paid for by the broker on behalf of the Funds:

--------------------------------------------------------------------------------
FUND                                           AMOUNT OF          AMOUNT OF
                                              TRANSACTIONS       COMMISSIONS
--------------------------------------------------------------------------------
Berger IPT - Small Company Growth Fund        $  277,053           $ 642
--------------------------------------------------------------------------------
Berger IPT - 100 Fund                         $1,479,855           $2,101
--------------------------------------------------------------------------------
Berger/BIAM IPT - International Fund          $        0           $    0
--------------------------------------------------------------------------------
Berger IPT - Growth and Income Fund           $2,211,451           $2,649
--------------------------------------------------------------------------------

     The brokerage and research services received from brokers are often helpful to Berger Associates and could be helpful to BIAM in performing its investment advisory responsibilities to the Funds, and the availability of such services from brokers does not reduce the responsibility of Berger Associates' or BIAM's advisory personnel to analyze and evaluate the securities in which the Funds invest. The brokerage and research services obtained as a result of the Funds' brokerage business also will be useful to Berger Associates or may be useful to BIAM in making investment decisions for its other advisory accounts, and, conversely, information obtained by reason of placement of brokerage business of such other accounts may be used by Berger Associates or BIAM in rendering investment advice to the Funds. Although such brokerage and research services may be deemed to be of value to Berger Associates or BIAM, they are not expected to decrease the expenses that Berger Associates or BIAM would otherwise incur in performing its investment advisory services for the Funds nor will the advisory fees that are received by Berger Associates or BIAM for their services be reduced as a result of the availability of such brokerage and research services from brokers.

     The trustees of each of the Funds have authorized portfolio transactions to be placed on an agency basis through DST Securities, Inc. ("DSTS"), a wholly-owned broker-dealer subsidiary of DST. When transactions for a Fund are effected through DSTS, the commission received by DSTS is credited against, and thereby reduces, certain operating expenses that the Fund would otherwise be obligated to pay. No portion of the commission is retained by DSTS. DSTS may be considered an affiliate of Berger Associates due to the ownership interest of KCSI in both DSTS and Berger Associates.

     Included in the brokerage commissions paid by the Funds during the last three fiscal years, as stated in the preceding Brokerage Commissions table, are the following amounts paid to DSTS, which served to reduce each Fund's out-of-pocket expenses as follows:


                  DSTS COMMISSIONS AND RELATED EXPENSE REDUCTIONS

--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
                         DSTS        Reduction       DSTS        Reduction       DSTS
                      Commissions   in Expenses   Commissions   in Expenses   Commissions    Reduction
                         Paid           FYE          Paid           FYE          Paid       in Expenses
                          FYE       12/31/98(1)      FYE        12/31/97(1)      FYE            FYE
                       12/31/98                    12/31/97                    12/31/96     12/31/96(1)
--------------------------------------------------------------------------------------------------------
Berger IPT - Small      $   0         $   0         $ 0             $ 0          $ 0            $ 0
Company Growth Fund
--------------------------------------------------------------------------------------------------------
Berger IPT - 100 Fund   $ 436(2)      $ 327         $ 58            $ 44         $ 8            $ 6
--------------------------------------------------------------------------------------------------------
Berger/BIAM IPT -       $    0        $   0         $ 0(3)          $ 0(3)       N/A            N/A
International Fund
--------------------------------------------------------------------------------------------------------
Berger IPT - Growth     $ 454(4)      $ 341         $ 13            $ 10         $ 0            $ 0
and Income Fund
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------


(1) No portion of the commission is retained by DSTS. Difference between commissions paid through DSTS and reduction in expenses constitute commissions paid to an unaffiliated clearing broker.

(2) Constitutes 3% of the aggregate brokerage commissions paid by the Berger IPT - 100 Fund and less than 1% of the aggregate dollar amount of transactions placed by that Fund.

(3) Covers the period May 1, 1997 (commencement of operations) to December 31, 1997.

(4) Constitutes 1% of the aggregate brokerage commissions paid by the Berger IPT - Growth and Income Fund and less than 1% of the aggregate dollar amount of transactions placed by that Fund.

     Each Fund's advisor or sub-advisor places securities orders with a limited number of major institutional brokerage firms chosen for the reliability and quality of execution; commission rates; quality of research coverage of major U.S. companies, the U.S. economy and the securities markets; promptness; back office capabilities; capital strength and financial stability; prior performance in serving the advisor and its clients; and knowledge of other buyers and sellers. The advisor or sub-advisor selects the broker for each order based on the factors above, as well as the size, difficulty and other characteristics of the order. The trustees of each Fund have authorized sales by a broker-dealer of variable insurance contracts that permit allocation of contract values to one or more of the Funds to be considered as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds. In addition, the advisor or sub-advisor may also consider payments made by brokers to a Fund or to other persons on behalf of a Fund for services provided to the Fund for which it would otherwise be obligated to pay, such as transfer agency fees. In placing portfolio business with any such broker or dealer, the advisors and sub-advisor of the Funds will seek the best execution of each transaction.

     During the fiscal year ended December 31, 1998, the Berger IPT - Growth and Income Fund acquired securities of Merrill Lynch & Co. and Morgan Stanley Dean Witter & Co., two of the Fund's regular broker-dealers. However, as of December 31, 1998, the Fund did not own any of those securities.

7.   HOW TO PURCHASE AND REDEEM SHARES IN THE FUNDS

     Shares of the Funds are sold by the Funds on a continuous basis to separate accounts of Participating Insurance Companies or to qualified plans. Investors may not purchase or redeem shares of the Funds directly, but only through variable insurance contracts offered through the separate accounts of Participating Insurance Companies or through qualified retirement plans. You should refer to the applicable Separate Account Prospectus or your plan documents for information on how to purchase or surrender a contract, make partial withdrawals of contract values, allocate contract values to one or more of the Funds, change existing allocations among investment alternatives, including the Funds, or select specific Funds as investment options for a qualified plan. No sales charge is imposed upon the purchase or redemption of shares of the Funds. Sales charges for the variable insurance contracts or qualified plans are described in the relevant Separate Account Prospectuses or plan documents.

     Fund shares are purchased or redeemed at the net asset value per share next computed after receipt of a purchase or redemption order by a Fund, its authorized agent or its designee. Payment for redeemed shares generally will be made within three business days following the date of the request for redemption. However, payment may be postponed under unusual circumstances, such as when normal trading is not taking place on the New York Stock Exchange, an emergency as defined by the Securities and Exchange Commission exists, or as permitted by the Securities and Exchange Commission.

8.   SUSPENSION OF REDEMPTION RIGHTS

     The right of redemption may be suspended for any period during which the New York Stock Exchange is closed or the Securities and Exchange Commission determines that trading on the Exchange is restricted, or when there is an emergency as determined by the Securities and Exchange Commission as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it or to determine the value of its net assets, or for such other period as the Securities and Exchange Commission may by order permit for the protection of shareholders of a Fund.

     Each Fund intends to redeem its shares only for cash, although it retains the right to redeem its shares in-kind under unusual circumstances, in order to protect the interests of the remaining shareholders, by the delivery of securities selected from its assets at its discretion. If shares are redeemed in-kind, the redeeming shareholder generally will incur brokerage costs in converting the assets to cash. The redeeming shareholder may have difficulty selling the securities and recovering the amount of the redemption if the securities are illiquid. The method of valuing securities used to make redemption in-kind will be the same as the method of valuing portfolio securities described below.

9.   HOW THE NET ASSET VALUE IS DETERMINED

     The net asset value of each Fund is determined once daily, at the close of the regular trading session of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m., New York time, Monday through Friday) each day that the Exchange is open. The Exchange is closed and the net asset value of the Funds is not determined on weekends and on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day each year. The per share net asset value of each Fund is determined by dividing the total value of its securities and other assets, less liabilities, by the total number of shares outstanding.

     In determining net asset value, securities listed or traded primarily on national exchanges, The Nasdaq Stock Market and foreign exchanges are valued at the last sale price on such markets, or, if such a price is lacking for the trading period immediately preceding the time of determination, such securities are valued at the mean of their current bid and asked prices. Securities that are traded in the over-the-counter market are valued at the mean between their current bid and asked prices. The market value of individual securities held by each Fund will be determined by using prices provided by pricing services which provide market prices to other mutual funds or, as needed, by obtaining market quotations from independent broker/dealers. Short-term money market securities maturing within 60 days are valued on the amortized cost basis, which approximates market value. All assets and liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers shortly before the close of the Exchange. Securities and assets for which quotations are not readily available or are not representative of market value may be valued at their fair value determined in good faith pursuant to consistently applied procedures established by the trustees. Examples would be when events occur that materially affect the value of a security at a time when the security is not trading or when the securities are illiquid.

     Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the Exchange. The values of foreign securities used in computing the net asset value of the shares of a Fund are determined as of the earlier of such market close or the closing time of the Exchange. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the Exchange, or when the foreign market on which such securities trade is closed but the Exchange is open, which will not be reflected in the computation of net asset value. If during such periods, events occur which materially affect the value of such securities, the securities may be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the trustees.

     A Fund's securities may be listed primarily on foreign exchanges or over-the-counter dealer markets which may trade on days when the Exchange is closed (such as a customary U.S. holiday) and on which the Fund's net asset value is not calculated. As a result, the net asset value of a Fund may be significantly affected by such trading on days when shareholders cannot purchase or redeem shares of the Fund.

10.  INCOME DIVIDENDS, CAPITAL GAINS
     DISTRIBUTIONS AND TAX TREATMENT

     Each of the Funds intends to qualify to be treated as a separate regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If they so qualify and meet certain minimum distribution requirements, the Funds generally will not be liable for Federal income tax on the amount of their earnings that are timely distributed. If a Fund distributes annually less than 98% of its income and gain, under certain circumstances, it may be subject to a nondeductible excise tax equal to 4% of the shortfall.

     Each Fund intends to restrict sales of its shares to Participating Insurance Companies and qualified plans so as to qualify for "look-through" treatment under the investment diversification requirements of Code Section 817(h) which apply to certain insurance company separate accounts. Each Fund also intends to manage its investments in accordance with the diversification requirements of Code Section 817(h) so that any separate account, or segregated asset account thereof, that holds shares in any of the Funds as its sole asset will comply with those requirements. For further information concerning Federal income tax consequences for the owners of variable insurance contracts and qualified plan participants, consult the appropriate Separate Account Prospectus or plan documents.

     All dividends or capital gains distributions paid by a Fund will be automatically reinvested in shares of that Fund at the net asset value on the ex-dividend date, unless an election is made on behalf of a separate account or qualified plan to receive distributions in cash. The tax treatment of distributions made to any shareholder will depend on the shareholder's tax status.

     The amount, timing and character of a Fund's income may be affected by certain special U.S. tax rules that may apply to foreign or other investments of a Fund. Any income received by a Fund from foreign investments may also be subject to foreign income, withholding or other taxes.

11.   PERFORMANCE INFORMATION

     From time to time in advertisements, the Funds may discuss their performance ratings as published by recognized mutual fund statistical services, such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, Inc., or Value Line Investment Survey or by publications of general interest such as The Wall Street Journal, Investor's Business Daily, Money, Barron's, Financial World or Kiplinger's Personal Finance Magazine. In addition, the Funds may compare their performance to that of recognized broad-based securities market indices, including the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average, the Russell 2000 Stock Index, the Standard & Poor's 400 Mid-Cap Index, the Standard & Poor's 600 Small Cap Index, Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index, the Dow Jones World Index, the Standard & Poor's/BARRA Value Index, the Nasdaq Composite

Index or the Lehman Brothers Intermediate Term Government/Corporate Bond Index, or more narrowly-based or blended indices which reflect the market sectors in which that Fund invests.

     The total return of each Fund is calculated for any specified period of time by assuming the purchase of shares of the Fund at the net asset value at the beginning of the period. Each dividend or other distribution paid by the Fund is assumed to have been reinvested at the net asset value on the reinvestment date. The total number of shares then owned as a result of this process is valued at the net asset value at the end of the period. The percentage increase is determined by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value.

     Each Fund's total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same total return if the Fund's performance had been constant over the entire period. Total return figures are based on the overall change in value of a hypothetical investment in each Fund. Because average annual total returns for more than one year tend to smooth out variations in a Fund's return, investors should recognize that such figures are not the same as actual year-by-year results.

     All performance figures for the Funds are based upon historical results and do not assure future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     Quotations of average annual total return for the Funds will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (or the life of the Fund, if shorter). These are the rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula: P(1 + T)TO THE POWER OF = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

     A Fund's total return includes the effect of deducting that Fund's expenses, but does not include any charges and expenses attributable to a particular variable insurance contract or qualified plan. Because shares of the Funds can be purchased only through a variable insurance contract or qualified plan, the Funds' total return data should be reviewed along with the description of charges and expenses contained in the applicable Separate Account Prospectus or plan documents. Total return for a Fund must always be accompanied by, and reviewed with, comparable total return data for an associated separate account, or data that would permit evaluation of the magnitude of charges and expenses attributable to the contract or plan that are not reflected in the Fund's total return.

     Each Fund has the same investment objective and follows similar investment strategies as a Berger retail fund. The Berger retail funds have the same investment advisor (and, as to the Berger/BIAM IPT - International Fund, the same sub-advisor) as the corresponding Funds offered under this Prospectus. The same persons who serve as portfolio managers of the Funds also serve as portfolio managers of the corresponding Berger retail funds.

     Set forth in the Prospectus is average annual total return data for each of the Funds. Also set forth is total return information for each of the corresponding Berger retail funds, calculated as described above. Investors should not consider the performance data for the corresponding Berger retail funds as a substitute for the performance of the Funds offered under the Prospectus, nor as an indication of the past or future performance of the Funds. The performance figures in the Prospectus reflect the deduction of the historical fees and expenses paid by the Berger retail funds, and not those paid or to be paid by these Funds. Performance data for the Funds and the retail Berger/BIAM International Fund also reflect fee waivers and/or expense reimbursements by the Funds' advisor, without which performance would be lower. In addition, the figures do not reflect the deduction of charges or expenses attributable to variable insurance contracts or qualified plans invested in the Funds. As discussed above, investors should refer to the applicable Separate Account Prospectus or qualified plan documents accompanying this Prospectus for information pertaining to such contract charges and expenses and, in the case of a Separate Account Prospectus for a variable annuity contract, to the hypothetical performance data in that prospectus that illustrate the impact of contract charges and loads on the returns shown below. Each Fund and its corresponding Berger retail fund will be managed separately and the investments and investment results are expected to differ. In particular, differences in asset size and in cash flow resulting from purchases and redemption of Fund shares may result in different security selections, differences in the relative weightings of securities or differences in the prices paid for particular portfolio holdings.

     In conjunction with performance reports, comparative data between a Fund's performance for a given period and other types of investment vehicles may be provided. A Fund's performance is based upon amounts available for investment under variable insurance contracts of Participating Insurance Companies or available for allocation to a qualified plan account, rather than upon premiums paid or contributions by contract owners or plan participants. Consequently the Fund's total return data does not reflect the impact of sales loads (whether front-load or deferred) or other contract or plan charges deducted from premiums or from the assets of the separate accounts or qualified plans that invest in the Fund. Such sales loads and charges may be substantial and may vary widely among Participating Insurance Companies and qualified plans. Accordingly, the total return data for the Funds is most useful for comparison with comparable data for other investment options under the same variable insurance contract or qualified plan.

     Comparisons of the Funds' total returns to those of other investment vehicles are useful in evaluating the historical portfolio management performance of the Funds' investment advisor. However, such comparisons should not be mistaken for comparisons of the returns from the purchase of a variable insurance contract of a Participating Insurance Company, or investment in a qualified plan, to the purchase of another investment vehicle. The Funds' total return data should be reviewed along with comparable total return data for an associated separate account or in conjunction with data (such as the data contained in personalized, hypothetical illustrations of variable life insurance contracts) that would permit evaluation of the magnitude of charges and expenses attributable to the contract or plan that are not reflected in the Fund's total return data.

AVERAGE ANNUAL TOTAL RETURNS

     The average annual total return for each of the Funds for various periods ending December 31, 1998, are shown on the following table:

--------------------------------------------------------------------------------
FUND                                      1-YEAR      LIFE OF FUND
--------------------------------------------------------------------------------
Berger IPT - Small Company Growth Fund     1.87%       8.01% (since 5/1/96)
--------------------------------------------------------------------------------
Berger IPT - 100 Fund                     16.29%      12.65% (since 5/1/96)
--------------------------------------------------------------------------------
Berger/BIAM IPT - International Fund      16.13%       7.99% (since 5/1/97)
--------------------------------------------------------------------------------
Berger IPT - Growth and Income Fund       25.03%      23.08% (since 5/1/96)
--------------------------------------------------------------------------------

12.  ADDITIONAL INFORMATION

     The Funds are separate series or portfolios established under the Berger Institutional Products Trust, a Delaware business trust organized under the Delaware Business Trust Act on October 17, 1995. The Berger IPT - 100 Fund, the Berger IPT - Growth and Income Fund and the Berger IPT - Small Company Growth Fund were established under the Trust on October 17, 1995. The Berger/BIAM
IPT - International Fund was established under the Trust in April 1997. The names Berger IPT - 100 Fund-Registered Trademark- and Berger IPT - Small Company Growth Fund-Registered Trademark- were registered as trademarks in August 1998. The name Berger IPT - Growth and Income Fund-Registered Trademark- was registered as a trademark in October 1998.

     The Trust is authorized to issue an unlimited number of shares of beneficial interest in series or portfolios. Currently, the Funds named above are the only series established under the Trust, although others may be added in the future. The Trust is also authorized to establish multiple classes of shares representing differing interests in an existing or new series. Shares of the Funds are fully paid and nonassessable when issued. Each share has a par value of $.01. All shares issued by each Fund participate equally in dividends and other distributions by the Fund, and in the residual assets of the Fund in the event of its liquidation.

     Under Delaware law, shareholders of the Trust will enjoy the same limitations on personal liability as extended to stockholders of a Delaware corporation. Further, the Trust Instrument of the Trust provides that no shareholder shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for or otherwise existing with respect to, the Trust or any particular series (fund) of the Trust. However, the principles of law governing the limitations of liability of beneficiaries of a business trust have not been authoritatively established as to business trusts organized under the laws of one jurisdiction but operating or owning property in other jurisdictions. In states that have adopted legislation containing provisions comparable to the Delaware Business Trust Act, it is believed that the limitation of liability of beneficial owners provided by Delaware law should be respected. In those jurisdictions that have not adopted similar legislative provisions, it is possible that a court might hold that the shareholders of the Trust are not entitled to the limitations of liability set forth in Delaware law or the Trust Instrument and, accordingly, that they may be personally liable for the obligations of the Trust.

     In order to protect shareholders from such potential liability, the Trust Instrument requires that every written obligation of the Trust or any series thereof contain a statement to the effect that such obligation may only be enforced against the assets of the Trust or such series. The Trust Instrument also provides for indemnification from the assets of the relevant series for all losses and expenses incurred by any shareholder by reason of being or having been a shareholder, and that the Trust shall, upon request, assume the defense of any such claim made against such shareholder for any act or obligation of the relevant series and satisfy any judgment thereon from the assets of that series.

     As a result, the risk of a shareholder of any Fund incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. The Trust believes that the risk of personal liability to shareholders of any of the Funds is remote. The trustees intend to conduct the operations of the Trust and the Funds so as to avoid, to the extent possible, liability of shareholders for liabilities of the Trust or the Funds.

     None of the Funds or the Trust is required to hold annual shareholder meetings unless required by the Investment Company Act of 1940 or other applicable law or unless called by the trustees. If shareholders owning at least 10% of the outstanding shares of the Trust so request, a special shareholders' meeting of the Trust will be held for the purpose of considering the removal of a trustee. Special meetings will be held for other purposes if the holders of at least 25% of the outstanding shares of the Trust so request. Subject to certain limitations, the Trust will facilitate appropriate communications by shareholders desiring to call a special meeting for the purpose of considering the removal of a trustee.

     Shareholders of the Funds and, where applicable, the other series/classes of the Trust, generally vote separately on matters relating to those respective series/classes, although they vote together and with the holders of any other series/classes of the Trust in the election of trustees of the Trust and on all matters relating to the Trust as a whole. Each full share of each Fund has one vote.

     Shares of the Funds have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of trustees can elect 100% of the trustees if they choose to do so and, in such event, the holders of the remaining less than 50% of the shares voting for the election of trustees will not be able to elect any person or persons as trustees.

     Shares of the Funds have no preemptive rights. There are no sinking funds or arrearage provisions which may affect the rights of the Fund shares. Fund shares have no subscription rights or conversion rights. Shares of the Funds may be transferred by endorsement, or other customary methods, but none of the Funds is bound to recognize any transfer until it is recorded on its books.

     The separate accounts of the Participating Insurance Companies and the trustees of the qualified plans invested in the Funds, rather than individual contract owners or plan participants, are the shareholders of the Funds. However, each Participating Insurance Company or qualified plan will vote such shares as required by law and interpretations thereof, as amended or changed from time to time. Under current law, a Participating Insurance Company is required to request voting instructions from its contract owners and must vote Fund shares held by each of its separate accounts in proportion to the voting instructions received. Additional information about voting procedures is contained in the applicable Separate Account Prospectuses.

     Each Fund sells its shares only to certain qualified retirement plans and to variable annuity and variable life insurance separate accounts of insurance companies that are unaffiliated with Berger Associates and BBOI Worldwide and that may be unaffiliated with one another. The Funds currently do not foresee any disadvantages to policy owners arising out of the fact that each Fund offers its shares to such entities. Nevertheless, the trustees intend to monitor events in order to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response to such conflicts. If a conflict occurs, the trustees may require one or more insurance company separate accounts or plans to withdraw its investments in one or more of the Funds and to substitute shares of another Fund. As a result, a Fund may be forced to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any Fund to any separate account or qualified plan or may suspend or terminate the offering of shares of any Fund if such action is required by law or regulatory authority or is deemed by the Fund to be in the best interests of the shareholders of the Fund.

     Owners of variable insurance contracts and qualified plan administrators will receive annual and semiannual reports including the financial statements of the Funds in which contract values or qualified plan assets are invested. Each report will show the investments owned by each Fund and the market values thereof, as well as other information about the Funds and their operations.

PRINCIPAL SHAREHOLDERS

     Insofar as the management of the Funds is aware, as of February 1, 1999, no person owned, beneficially or of record, more than 5% of the outstanding shares of any of the Funds, except for the following:



---------------------------------------------------------------------------------------
Name and Address              Berger IPT -   Berger IPT   Berger/BIAM    Berger IPT -
                             Small Company    -100 Fund       IPT -       Growth and
                              Growth Fund                 International   Income Fund
                                                              Fund
---------------------------------------------------------------------------------------
Berger Associates, Inc.(1)        --             9.1%          --             --
210 University Blvd. #900
Denver, CO 80206
---------------------------------------------------------------------------------------
Conseco Variable                  20.3%         81.4%       46.2%(2)        95.3%
Insurance Company
11825 N. Pennsylvania St.
Carmel, IN  46032
---------------------------------------------------------------------------------------
Great-West Life & Annuity         66.5%          --           --              --
Insurance Company
8515 East Orchard Road
Englewood, CO 80111
---------------------------------------------------------------------------------------


                                       -40-

---------------------------------------------------------------------------------------
Ameritas Life                     --             9.4%         --              --
Insurance Corp.
Separate Account LLVA
and Separate Account
LLVL
5900 O Street
Lincoln, NE 68510
---------------------------------------------------------------------------------------
Canada Life Insurance             --             --          46.5%            --
Company of America
330 University Avenue
SP12
Toronto, Ontario,
Canada M5G1R8
---------------------------------------------------------------------------------------
BMA Variable Annuity              --             --           5.4%            --
BMA Tower
P.O. Box 419458
Kansas City, MO 64141-
6458
---------------------------------------------------------------------------------------

(1) Berger Associates is a Delaware corporation which provided initial capital to establish the Trust. As a result of its current share ownership, Berger Associates may be deemed to control the Berger/BIAM IPT - International Fund (see (2) below).

(2) The shares owned of record by Conseco Variable Insurance Company include shares attributable to a variable annuity contract owned by Berger Associates, Inc., which constitute 40.4% of the outstanding shares of the Fund.

DISTRIBUTION

     The Distributor is the principal underwriter of the shares of the Funds. The Distributor is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The Distributor acts as the agent of the Funds in connection with the sale of their shares in all states in which the shares are eligible for sale and in which the Distributor is qualified as a broker-dealer. David J. Schultz, Chief Financial Officer, Assistant Secretary and Treasurer of the Distributor, is also Vice President and Treasurer of the Trust. Janice M. Teague, Vice President and Secretary of the Distributor, is also Vice President and Secretary of the Trust. Brian Ferrie, Vice President and Chief Compliance Officer of the Distributor, is also Vice President of the Trust.

     The Trust, on behalf of each Fund, and the Distributor are parties to a Distribution Agreement that continues through April 2000, and thereafter from year to year if such continuation is specifically approved at least annually by the trustees or by vote of a majority of the outstanding shares of the Fund and in either case by vote of a majority of the trustees of the Trust who are not "interested persons" (as that term is defined in the Investment Company Act of 1940) of the Trust or the Distributor. The Distribution Agreement is subject to termination by a Fund or the Distributor on 60 days' prior written notice, and terminates automatically in the event of its assignment. Under the Distribution Agreement, the Distributor continuously offers the shares of the Funds and solicits orders to purchase Fund shares at net asset value. The Distributor is not compensated for its services under the Distribution Agreement, but may be reimbursed by Berger Associates for its costs in distributing Fund shares.

OTHER INFORMATION

     The Trust has filed with the Securities and Exchange Commission, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities of the Funds, of which this Statement of Additional Information is a part. If further information is desired with respect to any of the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

     Davis, Graham & Stubbs LLP, 370 Seventeenth Street, Denver, Colorado, acts as counsel to the Trust and the Funds.

INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP, 950 Seventeenth Street, Denver, Colorado, acted as independent accountants for each of the Funds for the fiscal year ended December 31, 1998. In that capacity, PricewaterhouseCoopers LLP audited the financial statements of the Funds referenced below under "Financial Statements" and assisted the Funds in connection with the preparation of their 1997 income tax returns.

FINANCIAL STATEMENTS

     The following financial statements for each of the Funds are incorporated herein by reference from the Annual Report to Shareholders of the Funds dated December 31, 1998, in each case along with the Report of Independent Accountants thereon dated January 29, 1999:

     Schedule of Investments as of December 31, 1998

     Statement of Assets and Liabilities as of December 31, 1998

     Statement of Operations for the Fiscal Year Ended December 31, 1998

     Statement of Changes in Net Assets for each of the periods indicated

     Notes to Financial Statements, December 31, 1998

     Financial Highlights for each of the periods indicated

     The above-referenced Annual Report is enclosed with a copy of this SAI. Additional copies of that Annual Report may be obtained upon request without charge by calling 1-800-706-0539, or by contacting a Participating Insurance Company.

                                      APPENDIX A


HIGH-YIELD/HIGH RISK SECURITIES

     Each of the Funds may invest in convertible securities of any quality, including unrated securities or securities rated below investment grade (Ba or lower by Moody's, BB or lower by S&P). However, a Fund will not purchase any security in default at the time of purchase. None of the Funds will invest more than 20% of the market value of its assets at the time of purchase in convertible securities rated below investment grade.

     Securities rated below investment grade are subject to greater risk that adverse changes in the financial condition of their issuers or in general economic conditions, or an unanticipated rise in interest rates, may impair the ability of their issuers to make payments of interest and principal or dividends. The market prices of lower grade securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to economic changes or individual corporate developments. Periods of economic uncertainty and change can be expected to result in volatility of prices of these securities. Lower rated securities also may have less liquid markets than higher rated securities, and their liquidity as well as their value may be adversely affected by poor economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a negative impact on the market for high-yield/high-risk bonds. In the event of an unanticipated default, a Fund will experience a reduction in its income and could expect a decline in the market value of the securities affected. The prices of these securities may be more volatile and the markets for them may be less liquid than those for higher-rated securities.

     Unrated securities, while not necessarily of lower quality than rated securities, may not have as broad a market. Unrated securities will be included in a Fund's percentage limits for investments rated below investment grade, unless the Fund's advisor deems such securities to be the equivalent of investment grade. If securities purchased by a Fund are downgraded following purchase, or if other circumstances cause the Fund to exceed its percentage limits on assets invested in securities rated below investment grade, the director or trustees of the Fund, in consultation with the Fund's advisor, will determine what action, if any, is appropriate in light of all relevant circumstances.

     Relying in part on ratings assigned by credit agencies in making investments will not protect a Fund from the risk that the securities will decline in value, since credit ratings represent evaluations of the safety of principal, dividend and/or interest payments, and not the market values of such securities. Moreover, such ratings may not be changed on a timely basis to reflect subsequent events.

     Although the market for high-yield debt securities has been in existence for many years and from time to time has experienced economic downturns, this market has involved a significant increase in the use of high-yield debt securities to fund highly leverage corporate acquisitions and restructurings. Past experience may not, therefore, provide an accurate indication of future performance of the high-yield debt securities market, particularly during periods of economic recession.

     Expenses incurred in recovering an investment in a defaulted security may adversely affect a Fund's net asset value. Moreover, the reduced liquidity of the secondary market for such securities may adversely affect the market price of, and the ability of a Fund to value, particular securities at certain times, thereby making it difficult to make specific valuation determinations.

CORPORATE BOND RATINGS

     The ratings of fixed-income securities by Moody's and Standard & Poor's are a generally accepted measurement of credit risk. However, they are subject to certain limitations. Ratings are generally based upon historical events and do not necessarily reflect the future. In addition, there is a period of time between the issuance of a rating and the update of the rating, during which time a published rating may be inaccurate.

KEY TO MOODY'S CORPORATE RATINGS

     Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa-Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds of this class.

     B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C-Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

KEY TO STANDARD & POOR'S CORPORATE RATINGS

     AAA-Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.


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     AA-Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     A-Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB-Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC AND C-Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are out-weighed by the large uncertainties or major risk exposures to adverse conditions.

     C1-The rating C1 is reserved for income bonds on which no interest is being paid.

     D-Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

     PLUS (+) OR MINUS (-)-The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.



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